UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

QLT INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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887 Great Northern Way, Suite 101 Vancouver, BC Canada V5T 4T5	t 604.707.7000 f 604.707.7001 www.qltinc.com

April 18, 2012

To the Shareholders of QLT Inc.

I am pleased to invite you to attend the Annual Meeting of shareholders of QLT Inc. to be held on Thursday, May 24, 2012 at 10:00 a.m. (Pacific Time) at QLT’s offices at 887 Great Northern Way, Vancouver, British Columbia. A reception will follow the Annual Meeting to allow you to meet the Directors and Management of QLT.

The attached Notice of Annual Meeting and Proxy Statement provide details of the business to be conducted at the Annual Meeting. The Notice of Annual Meeting and Proxy Statement, the Instrument of Proxy, and the Annual Report on Form 10-K are first being mailed to shareholders on or about April 24, 2012. A copy of QLT’s Annual Report on Form 10-K is enclosed.

Your vote on the enclosed Instrument of Proxy is very important to us. Whether or not you plan to attend our Annual Meeting, please communicate your vote in accordance with the instructions in the Proxy Statement and the enclosed Instrument of Proxy.

Thank you for your continued support of QLT and I look forward to seeing you at the Annual Meeting on May 24, 2012.

Sincerely,

QLT Inc.

ROBERT L. BUTCHOFSKY President and Chief Executive Officer

QLT Inc.

887 Great Northern Way, Suite 101

Vancouver, British Columbia V5T 4T5

Notice of Annual Meeting of Shareholders

to be held May 24, 2012

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Annual Meeting”) of shareholders of QLT Inc. (“QLT”) will be held at QLT’s head office at 887 Great Northern Way, Vancouver, British Columbia, on Thursday, May 24, 2012 at 10:00 a.m. (Pacific Time) for the following purposes, each of which is described in more detail in the accompanying Proxy Statement (the “Proxy Statement”):

1.	To receive the Annual Report on Form 10-K, including the report of the Directors of QLT (the “Directors”), and the Audited Consolidated Financial Statements of QLT for the year ended December 31, 2011, together with the Report of the Independent Registered Chartered Accountants on those Financial Statements;

2.	To elect seven Directors to serve for the ensuing year;

3.	To approve the appointment of Deloitte & Touche LLP as independent auditors of QLT for the ensuing year and to authorize the Directors to fix the remuneration to be paid to the auditors;

4.	To conduct an advisory vote on the compensation of our named executive officers;

5.	To approve the amended and restated QLT 2000 Incentive Stock Plan; and

6.	To transact such other business as may properly come before the Annual Meeting, or at any adjournments or postponements thereof.

You are entitled to receive notice of and attend the Annual Meeting, and may vote at the Annual Meeting, if you were a shareholder of QLT at the close of business on April 5, 2012, which we refer to as the “record date.” If you are unable to attend the Annual Meeting in person, you may vote by proxy on the matters to be considered at the Annual Meeting. Please read the notes accompanying the Instrument of Proxy enclosed with these materials and then follow the instructions for voting by proxy contained in this Proxy Statement. If on April 5, 2012, your shares in QLT were held of record in your brokerage firm, securities dealer, trust company, bank or another similar organization, you may vote at the Annual Meeting if you obtain a proxy card from that organization issued in your name and carefully follow any instructions that are provided to you in connection with that proxy card.

In order for it to be voted at the Annual Meeting, a proxy must be received (whether delivered by mail, telephone or Internet) by no later than 10:00 a.m. (Pacific Time)/1:00 p.m. (Eastern Time) on Tuesday, May 22, 2012 by our registrar and transfer agent, Computershare Investor Services Inc., Attn: Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, telephone number: 1-866-732-VOTE (8683), website: www.investorvote.com. The Chairman of the Annual Meeting may determine, in his sole discretion, to accept or reject an Instrument of Proxy that is delivered in person to the Chairman at the Annual Meeting as to any matter in respect of which a vote has not already been cast.

The enclosed Instrument of Proxy is solicited by our Board of Directors and management, but you may amend it if you wish by striking out the names listed in the Instrument of Proxy and inserting in the space provided the name of the person you wish to represent you at the Annual Meeting.

DATED at Vancouver, British Columbia, this 18th day of April, 2012.

BY ORDER OF THE BOARD OF DIRECTORS

Robert L. Butchofsky

President and Chief Executive Officer

Whether or not you plan to attend the Annual Meeting, please communicate your vote in accordance with the instructions in the Proxy Statement and the enclosed Instrument of Proxy as soon as possible. If you are able to attend the Annual Meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 24, 2012:

This Proxy Statement and our Annual Report for the fiscal year ended December 31, 2011 are available at www.qltinc.com by clicking on “2012 Proxy Materials and Annual Report” or directly at: http://phx.corporate-ir.net/phoenix.zhtml?c=67181&p=irol-proxy.

ATTACHMENT

APPENDIX A        AMENDED AND RESTATED QLT 2000 INCENTIVE STOCK PLAN

QLT INC.

887 Great Northern Way, Suite 101

Vancouver, British Columbia V5T 4T5

PROXY STATEMENT FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 24, 2012

We have sent this Notice of Annual Meeting and Proxy Statement, together with the enclosed Instrument of Proxy, because our Board of Directors and management are soliciting your proxy to vote at our Annual Meeting of shareholders to be held on Thursday, May 24, 2012. This Proxy Statement contains information about the matters being voted on at the Annual Meeting and important information about QLT. Unless otherwise stated, information in this Proxy Statement is given as of April 13, 2012. As many of our shareholders are expected to be unable to attend the Annual Meeting in person, proxies are solicited by mail to give each shareholder an opportunity to vote on all matters that will properly come before the Annual Meeting. QLT intends to mail this Proxy Statement and accompanying Instrument of Proxy on or about April 24, 2012 to all shareholders of record as at the close of business on April 5, 2012, which we refer to as the “record date.”

We use a number of abbreviations in this Proxy Statement. We refer to the company as “the Company,” “we,” “us” or “our” and to our board of directors as the “Board” or the “Board of Directors.” The term “proxy solicitation materials” includes this Proxy Statement and the enclosed Instrument of Proxy. References to “fiscal 2011” and “fiscal 2012” mean our 2011 fiscal year which began on January 1, 2011 and ended on December 31, 2011 and our 2012 fiscal year which began on January 1, 2012 and will end on December 31, 2012, respectively. Our Annual Meeting of Shareholders to be held on Thursday, May 24, 2012 is referred to as the “Annual Meeting” or the “Meeting.” References in this Proxy Statement to the Annual Meeting include any adjournment or postponement of the Meeting.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND OUR ANNUAL MEETING

Why did I receive this Proxy Statement?

You are receiving these proxy materials from us because you owned common shares of QLT at the close of business on the record date. When you vote using the Instrument of Proxy, you appoint Messrs. Robert L. Butchofsky and C. Boyd Clarke as your representatives at the Annual Meeting. Messrs. Butchofsky and Clarke will vote your shares at the Annual Meeting as you have instructed them on the Instrument of Proxy. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Meeting, it is a good idea to vote by proxy in advance of the Annual Meeting just in case your plans change.

Can I access the proxy materials on the Internet?

Yes. This Proxy Statement and our Annual Report for the fiscal year ended December 31, 2011 are available on our website at www.qltinc.com by clicking “2012 Proxy Materials and Annual Report” or directly at: http://phx.corporate-ir.net/phoenix.zhtml?c=67181&p=irol-proxy.

What is the date, time and place of the Annual Meeting?

The Annual Meeting will be held at our head office at 887 Great Northern Way, Vancouver, British Columbia, on Thursday, May 24, 2012 at 10:00 a.m. (Pacific Time). Directions to our head office location are available at www.qltinc.com.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on the record date may vote at the Annual Meeting. On a show of hands every shareholder present in person has one vote, and on a poll every shareholder present in person or by proxy has one vote for each QLT common share registered in the shareholder’s name. There are no other classes of voting securities other than the common shares. Cumulative voting is not permitted.

What am I voting on at the Annual Meeting?

At the Annual Meeting, shareholders will be asked to vote on the following items of business:

1.	the election of seven directors for the ensuing year;

2.	the appointment of Deloitte & Touche LLP as independent auditors of QLT for the ensuing year and the authorization of the directors to fix the remuneration to be paid to the auditors;

3.	an advisory vote on the compensation of our named executive officers; and

4.	the approval of the amended and restated QLT 2000 Incentive Stock Plan (the “Restated Plan”) pursuant to the shareholder resolution under the heading “Proposal No. 4 - Approval of the Amended and Restated Incentive Stock Plan.”

QLT does not know of any business or proposals to be considered at the Annual Meeting other than those set out in this Proxy Statement. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion. The proxy holders intend to vote the shares they represent as directed by our Board.

How does the Board recommend that I vote?

Our Board believes the election of our seven nominees to the Board and the appointment of Deloitte & Touche LLP as our independent auditors are in the best interests of QLT and our shareholders and, accordingly, recommends that each shareholder vote his or her shares “FOR” each of the director nominees and “FOR” the approval of Deloitte & Touche LLP as our independent auditors for fiscal 2012. Our Board also recommends that each shareholder vote his or her shares “FOR” the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission (the “SEC”), and “FOR” the approval of the Restated Plan.

What vote is required to approve each proposal?

Broker Non-Votes and Abstentions. Common shares that are represented by “broker non-votes” (i.e. common shares held by a bank, broker or other holder of record holding shares for a beneficial owner that are represented at the Annual Meeting but with respect to which the bank, broker or other holder of record is not empowered to vote on a particular proposal) and common shares held by holders who abstain from voting (or voted “withhold”) on any matter will have no effect on the outcome of the matter, but are included for quorum purposes. We encourage all shareholders that hold shares through a bank, broker or other holder of record to provide voting instructions to such parties to ensure that their shares are voted at the Annual Meeting.

Election of Directors. For Proposal 1, the election of seven directors, the nominees will be elected by a plurality of the votes cast at the Annual Meeting. This means that the seven nominees with the most votes for election will be elected. You may choose to vote, or withhold your vote, separately for each nominee.

Appointment of Auditors. For Proposal 2, the appointment of Deloitte & Touche LLP as auditors and authorization of the Board to fix the remuneration to be paid to the auditors, the affirmative vote of a simple majority of the common shares voted at the Annual Meeting will be required for approval.

Advisory Vote on the Compensation of Named Executive Officers. For Proposal 3, the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, the affirmative vote of a simple majority of the common shares voted at the Annual Meeting will be required for approval, on an advisory basis. Because your vote is advisory, it will not be binding on the Board of Directors, the Compensation Committee or the Company. However, the Board of Directors will review the voting results and take them into consideration when making future decisions about executive compensation.

Approval of the Amended and Restated QLT 2000 Incentive Stock Plan. For Proposal 4, the approval of the Restated Plan, the affirmative vote of a simple majority of the common shares voted at the Annual Meeting will be required for approval. In order to comply with the requirements of the Toronto Stock Exchange (“TSX”), the Restated Plan must be approved by a resolution of the disinterested shareholders (being the approval of all of the shareholders of the Company other than insiders of QLT who may receive securities under the Plan). Accordingly, the votes attached to the 422,287 common shares held by persons who do not qualify as disinterested shareholders (representing approximately 0.9% of the issued and outstanding common shares as at April 5, 2012) will not be counted for the purpose of determining whether the required level of shareholder approval has been obtained for the resolution amending the Restated Plan.

Who may attend the Annual Meeting?

All QLT shareholders are invited to attend the Annual Meeting, including shareholders whose shares are held by their brokerage firm or another similar organization.

What is the quorum for the Annual Meeting?

At least (i) two shareholders, (ii) two proxy holders representing two shareholders, or (iii) one shareholder and a proxy holder representing another shareholder entitled to vote at the Annual Meeting, present in person at the beginning of the Meeting and collectively holding or representing by proxy in the aggregate not less than 33 1/3% of the issued and outstanding QLT common shares as of the record date, will constitute a quorum for the Annual Meeting. There were 49,070,638 common shares of QLT issued and outstanding on the record date. To the knowledge of the directors and executive officers of QLT, the only persons or companies that beneficially own, control or direct, directly or indirectly, 10% or more of QLT’s common shares are Axial Capital Management, LLC which, as evidenced by public filings, own 8,865,036 common shares, representing approximately 18.1% of the issued and outstanding common shares and NB Public Equity K/S which, as evidenced by public filings, own 7,397,626 common shares, representing approximately 15.1% of the issued and outstanding common shares.

How do I vote?

Carefully read and consider the information contained or incorporated by reference in this Proxy Statement. You should also determine whether you hold your shares directly in your name as a registered shareholder or through a broker or other nominee, because this will determine the procedure that you must follow in order to vote. If you are a registered shareholder of QLT (that is, if your shares are registered in your name, as opposed to being held through a broker or other intermediary), you may vote in any of the following ways:

•	in person at the Annual Meeting;

•

by mail – complete, sign and date the enclosed Instrument of Proxy and return it in the enclosed postage paid return envelope as soon as possible to our registrar and transfer agent, Computershare Investor Services Inc., Attn: Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1;

•

by telephone – call 1-866-732-VOTE (8683) toll free from your touch-tone phone and follow the instructions (you will need the control number located on the enclosed Instrument of Proxy). You do not need to return your proxy form if you vote by telephone; or

•

using the Internet – go to www.investorvote.com and follow the instructions on the screen (you will need the control number located on the enclosed Instrument of Proxy). You do not need to return your proxy form if you vote using the Internet.

All votes made by proxy must be received (whether delivered by mail, telephone or Internet) no later than Tuesday, May 22, 2012 at 10:00 a.m. (Pacific Time) / 1:00 p.m. (Eastern Time).

If your shares are not registered in your name but instead are held through your broker or another intermediary, then you will have received this material from your broker or the intermediary seeking your instructions as to how you wish your shares to be voted. In that case, follow the instructions given to you by your broker or the other intermediary. The Chairman may determine, in his sole discretion, to accept or reject an Instrument of Proxy that is delivered in person to the Chairman at the Annual Meeting as to any matter in respect of which a vote has not already been cast. You have the right to appoint another person to attend and act on your behalf at the Annual Meeting other than the persons named in the enclosed Instrument of Proxy. To exercise this right, you should strike out the names of the persons named in the Instrument of Proxy and insert the name of your nominee in the blank space provided. A person appointed as a proxy holder need not be a shareholder of QLT.

How will proxies be exercised?

The proxy holder will vote or withhold from voting according to instructions in the Instrument of Proxy on any ballot that may be called for and for which a choice has been specified. Unless otherwise indicated by you on the Instrument of Proxy, your shares will be voted “FOR” the election of the seven nominees for election to the Board as set out in this Proxy Statement, “FOR” the approval of the appointment of Deloitte & Touche LLP as our independent auditors until the close of the next annual meeting of shareholders, “FOR” the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, and “FOR” the proposal to approve the Restated Plan. If you properly return your Instrument of Proxy, but do not include instructions on how to vote, your shares will be voted as recommended by the Board.

The Instrument of Proxy also confers upon the proxy holder discretionary authority to vote all shares represented by the proxy with respect to amendments or variations to matters identified in the Notice of Meeting and any other matter that properly comes before the Annual Meeting. We know of no such amendment, variation or other matter that is to be presented for action at the Annual Meeting. However, if any other matters which are not now known to us should properly come before the Annual Meeting, the proxies will be voted, or not voted, by the proxy holder in his or her discretion.

What does it mean if I receive more than one set of proxy materials?

You may receive more than one set of proxy materials because you own QLT common shares that are registered under different names. For example, you may own some shares directly as a shareholder of record and other shares through a broker, or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to vote all of the Instruments of Proxy according to the instructions contained in this Proxy Statement and to follow the instructions for any alternative voting procedures you receive in order to vote all of the shares you own. Each Instrument of Proxy you receive will come with its own prepaid return envelope. If you vote by mail, please make sure you return each Instrument of Proxy in the return envelope that accompanies that Instrument of Proxy.

Can I change my vote after I have voted?

You may revoke your proxy at any time before it is exercised at the Annual Meeting. A proxy may be revoked by voting in person at the Annual Meeting, by an instrument in writing stating that the proxy is revoked and signed and delivered as follows, or in any other manner provided by law:

•

the instrument revoking the proxy must be signed by you or by the person to whom you have granted a power of attorney in writing. If the shareholder is a corporation, the instrument of revocation must be signed under that corporate shareholder’s corporate seal or by a duly authorized officer or attorney of the corporation; and

•

the instrument revoking the proxy must be (i) delivered to our registered office at 26th Floor, Toronto Dominion Bank Tower, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3 on or before Wednesday, May 23, 2012 at 5:00 p.m. (Pacific Time) or the last business day preceding the date of any adjournment of the Annual Meeting at which the proxy is to be voted, or (ii) deposited with the Chairman on the date of the Annual Meeting or any adjournment of it before the taking of any vote in respect of which the proxy is to be used.

If your shares are held in the name of an intermediary such as a brokerage firm, securities dealer, trust company, bank or other nominee institution, you may change your vote by submitting new voting instructions to your intermediary, as applicable. You will need to contact your brokerage firm, securities dealer, trust company, bank or other nominee institution to learn how to make that change.

Who will tabulate the votes?

Our transfer agent, Computershare Investor Services Inc., will tabulate votes cast by proxy by an automated system. Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by us to act as scrutineer for the Annual Meeting.

Who pays the cost of the proxy solicitation?

We will pay the cost of soliciting these proxies, including the printing, handling and mailing of the proxy materials. Copies of these materials will be given to brokerage firms, securities dealers, trust companies, banks and other institutions that hold our shares that are beneficially owned by others. We will reimburse these brokerage firms, securities dealers, trust companies, banks and other institutions for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our shares. Proxies may be solicited by certain directors, officers and employees of QLT personally or by telephone, mail, facsimile or e-mail. No additional compensation will be paid to directors, officers or other QLT employees for soliciting proxies. In addition, we may engage external proxy solicitation services to solicit proxies from brokers, banks and other institutional holders and from beneficial owners and individual holders of record of common shares. In the event we engage such proxy solicitation services, we anticipate that the services would be provided at a standard fee and on other typical commercial terms.

How can shareholders submit proposals for QLT’s 2013 Annual Meeting?

If you want to propose a matter for consideration at the 2013 Annual Meeting, then notice of that proposal must be received at our registered office at 26th Floor, Toronto Dominion Bank Tower, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3 before February 25, 2013. For a proposal to be valid, it must, according to the Business Corporations Act (British Columbia) (the “BCA”), be in writing, accompanied by the requisite declarations and signed by the submitter and qualified shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate, (i) constitute at least 1% of the issued shares of QLT that have the right to vote at general meetings, or (ii) have a fair market value in excess of $2,000. For the submitter or a qualified shareholder to be eligible to sign the proposal, that shareholder must have been the registered or beneficial owner of QLT shares that carry the right to vote at general meetings for an uninterrupted period of at least two years before the date the proposal is signed.

CORPORATE GOVERNANCE

Overview of Our Corporate Governance Principles

We believe that effective and transparent corporate governance is critical to our long-term success and our ability to create value for our shareholders. We frequently review our corporate governance policies, monitor emerging developments in corporate governance and update our policies and procedures when our Board determines that it would benefit the Company and our shareholders to do so.

We maintain a corporate governance page on our website that includes key information about our corporate governance, including our Code of Ethics and Code of Exemplary Conduct and the charters for the Audit and Risk, Corporate Governance and Nominating, Compensation and Scientific Review Committees of our Board, all of which can be found at www.qltinc.com by clicking on “Corporate Governance” under “Investors.” The charter of the Audit and Risk Committee is also available on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. The documents noted above will also be provided without charge to any shareholder who requests them. Any changes to these documents, and any waivers granted by us with respect to our Code of Ethics, will be posted on our website.

We also monitor our corporate governance policies and practices to maintain compliance with the provisions of the Sarbanes-Oxley Act of 2002, rules of the SEC, National Instrument 58-101 - Disclosure of Corporate Governance Guidelines, National Policy 58-201 - Corporate Governance Guidelines, Multilateral Instrument 52-110 - Audit Committees, the Marketplace Rules of The NASDAQ Stock Market (“NASDAQ”), and the policies of the TSX (collectively, the “Governance Guidelines”). Our policies and practices meet or exceed the Governance Guidelines.

Disclosure Practices

QLT has in place disclosure controls and procedures to ensure QLT meets its information disclosure obligations on a timely basis. These disclosure controls and procedures are evaluated on an ongoing basis, not less than quarterly, to ensure the controls and procedures allow QLT to accomplish this objective. To implement and review our disclosure controls and procedures, our President and Chief Executive Officer and our Chief Financial Officer have established a Disclosure Practices Committee. The role of this Disclosure Practices Committee is to identify and consider the information gathered for disclosure purposes and also to make recommendations to the President and Chief Executive Officer and the Chief Financial Officer with respect to the disclosures to be made by QLT.

The disclosure controls and procedures include procedures for ensuring prompt and effective communication of any material or reportable event to the appropriate executives, the President and Chief Executive Officer and the Chief Financial Officer, and also for designating those individuals within QLT responsible for preparing, reviewing and approving the content of any disclosure.

Corporate Code of Ethics and Code of Exemplary Conduct

QLT has adopted a Code of Ethics which is applicable to all directors, officers and employees of QLT, as well as a Code of Exemplary Conduct which applies to the Chief Executive Officer, all other executive officers and all senior financial managers, internal legal counsel and human resources managers of QLT. As further described in the charter of the Audit and Risk Committee (available on our website at www.qltinc.com), the Audit and Risk Committee is responsible for monitoring compliance with the Code of Ethics and Code of Exemplary Conduct, and, together with the Board of Directors, reviewing and, if determined appropriate, updating them annually.

Our Audit and Risk Committee and our management review and discuss with the Board from time to time the effectiveness of our Code of Ethics and our Code of Exemplary Conduct and any areas or systems that may be further improved. QLT has not been required to, and has not, filed a material change report that pertains to any conduct of any of our directors or executive officers that constitutes a departure from these codes.

QLT complies with the provisions of the BCA that deal with conflict of interest situations. QLT, through directors’ and officers’ questionnaires and other systems, also gathers and monitors relevant information in relation to potential conflicts of interest that a director or officer may have.

The Code of Ethics and Code of Exemplary Conduct are available on QLT’s website at www.qltinc.com. QLT will also post on its website any amendments to those codes or waivers of compliance by directors or executive officers. In fiscal 2011, there were no such amendments made or waivers granted.

Mandate of the Board and the Chairman of the Board

Our Board is responsible for the supervision of the management of the business and affairs of QLT, the stewardship of QLT and the enhancement of shareholder value. The Board has adopted a written Mandate, which is applicable to all directors, and which has formalized its position on corporate governance. The Board has also developed a written position description for the Chairman of the Board, which is detailed in the Mandate of the Chairman of the Board and described below. The Mandate of the Board of Directors and the Mandate of the Chairman of the Board are incorporated herein by reference and are available on our website at www.qltinc.com and on SEDAR at www.sedar.com, or copies will be provided without charge to any shareholder who requests them. The Corporate Governance and Nominating Committee of the Board has the mandate to actively review and ensure that good corporate governance practices and the Mandate of the Board of Directors are followed. The Corporate Governance and Nominating Committee is also responsible for reviewing and, if determined appropriate, updating the Mandate of the Board of Directors.

Under its Mandate, our Board is responsible for developing a succession plan for the Chief Executive Officer, and for discussing with the Chief Executive Officer succession plans for other senior management personnel. The Chief Executive Officer is responsible for recommending and then implementing the corporate strategy approved by the Board and for managing QLT’s business with the objective of meeting the corporate goals. On an annual basis, the Board reviews, approves and documents in writing the annual corporate goals and objectives that the Chief Executive Officer is responsible for meeting each year, and the Board, together with the Compensation Committee, assesses the Chief Executive Officer’s performance against those goals.

Our directors are kept informed of QLT’s business through open discussions with the Chief Executive Officer and other key members of management. Our Board also keeps itself informed by reviewing documents, such as detailed quarterly and periodic management reports and financial statements, by attending presentations made during Board meetings and through periodic reports given to the full Board from each of QLT’s committees. Our directors have access to all books, records and reports upon request, and members of management are available at all times to answer any questions.

Role of the Board in Risk Oversight

The Board is actively involved in overseeing risk management for QLT. In accordance with our Mandate of the Board of Directors, the Board, as a whole, oversees the development and application of policies regarding corporate governance, and is responsible for adopting the corporate strategies and plans for QLT’s business, identifying the principal risks of QLT’s business and ensuring the implementation of the appropriate systems to manage these risks, overseeing the integrity of QLT’s internal controls and management information systems and maintaining a continuing dialogue with senior management in order to ensure QLT’s ability to respond to changes, both internal and external, which may affect its business operations from time to time. This oversight is also conducted through committees of the Board. The Board receives full reports from each committee Chair regarding the committee’s consideration and actions. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. These areas of focus include financial reporting, compliance, compensation and operations, as summarized below.

The Audit and Risk Committee reviews and discusses with management significant financial risks and the actions management has taken to monitor and mitigate potential exposures. The Audit and Risk Committee also assesses other areas of enterprise risk exposure as determined by the Board of Directors from time to time, and QLT’s policies with respect to risk assessment and risk management.

The Corporate Governance and Nominating Committee oversees risk management as it relates to, among other things, the development and assessment of our corporate governance framework, board and Chairman succession, including board and committee nominations, membership and standards, and potential conflicts of interest.

The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees. This includes a review of our material compensation policies and practices under which, in early 2012, the Compensation Committee concluded that these policies and practices are not reasonably likely to have a material adverse effect on the Company.

The Scientific Review Committee reviews management’s direction and investment in QLT’s research, development and technology initiatives to ensure that the scientific strategy and its implementation are consistent with and support the strategic and business objectives of QLT. The Scientific Review Committee works with management to identify operational risks with respect to current and future research and development programs and products and technology in which QLT is investing its research and development efforts.

Board Leadership Structure

We operate under a corporate governance structure where the Chairman of the Board and the Chief Executive Officer are separate positions held by different individuals. Due to the demands of each position, we believe separating these roles enhances the ability of each to discharge his duties and fosters more accountability. The members of the Board annually elect a Chairman of the Board who will satisfy the independence standards established by the Board and applicable laws. Our Chairman’s extensive knowledge and experience regarding QLT, combined with a perspective that comes from a separation from day-to-day affairs, makes him well-suited to assist the Board in determining the strategic direction of QLT, to evaluate management’s strategic plans and initiatives, and to provide leadership to the Board in its various responsibilities. The services that our Chairman provides, include, among others: (i) providing leadership to the Board, (ii) providing advice and counsel to management, including, in particular, the Chief Executive Officer, (iii) communicating with the Board and apprising the Board on major developments with respect to QLT, (iv) presiding at meetings of our shareholders and directors, (v) providing input to our Corporate Governance and Nominating Committee with respect to Board and committee candidates, (vi) leading QLT’s director development program in consultation with our Corporate Governance and Nominating Committee, (vii) assessing whether the Board and its committees have appropriate administrative support, access to senior management and access to outside advisors for the purposes of the Board fulfilling its mandate and (viii) overseeing and coordinating activities of the Board. We believe that having the Board operate under the leadership and direction of a Board member who is independent from management provides the Board with the most appropriate mechanism to fulfill its oversight responsibilities.

Board Attendance at Annual Meeting

It is a policy of the Board to encourage directors to attend regular Board meetings, Board committee meetings on which they serve and each annual general meeting of the shareholders. In 2011, with the exception of Mr. Crossgrove, all members of the Board attended QLT’s annual general meeting. It is anticipated that all director nominees will attend our 2012 Annual Meeting.

Decisions Requiring Prior Approval of the Board

In addition to matters that must, by law or by the Articles of QLT, be approved by the Board, management is required to seek approval from the Board for major transactions, for any single expense that exceeds certain specified dollar values, and for certain transactions with related persons. Additional information relating to transactions with related persons is set forth below under the heading “Review, Approval or Ratification of Transactions with Related Persons.”

Orientation and Continuing Education Programs

It is the intention of the Board that as and when a new Board nominee is appointed, the Board will ensure that a full program of orientation and education is provided for the nominee, including, but not limited to, provision of a complete corporate history, copies of past minutes of meetings of the Board and the Mandate of the Board, and information regarding our business and operations. The Corporate Governance and Nominating Committee is responsible for reviewing the current orientation and education program and recommending and initiating improvements to this program as warranted. As part of the ongoing commitment of the Board to effective governance and director continuing education, our directors are encouraged to periodically attend accredited courses on current trends in corporate governance and other relevant areas.

Outside Advice

In certain circumstances it may be appropriate for an individual director to engage an outside professional advisor at the expense of QLT. The engagement of the outside professional advisor would be subject to approval of the Chairman of the Board. Each of the Audit and Risk Committee, the Compensation Committee and the Corporate Governance and Nominating Committee also has the authority to engage external advisors as set forth in each of their respective charters. The Scientific Review Committee is also authorized to engage independent consultants with the approval of the Chairman of the Board.

Director and Officer Liability Insurance

We maintain directors’ and officers’ liability insurance coverage through a policy covering QLT and its subsidiaries. This insurance provides coverage for indemnity payments made by QLT to our directors and officers as required or permitted by law for losses, including legal costs, incurred by our directors and officers in their capacity as such. This policy also provides coverage directly to individual directors and officers if they are not indemnified by QLT. The insurance coverage for our directors and officers has customary exclusions, including those acts determined to be uninsurable under law, deliberately fraudulent or dishonest, or that have resulted in personal profit or advantage.

Minimum Share Ownership Guidelines for Directors

The Board believes it to be in the best interests of our shareholders to specify a minimum level of equity holdings in QLT by each independent director to further align the interests of our Board and shareholders. As a result, following consultation with Radford, an Aon Hewitt company (“Radford”), the independent compensation advisor to our Compensation Committee, we adopted share ownership guidelines for our independent directors. Under these guidelines, independent directors are encouraged to acquire (if not already held) common shares of QLT as follows:

•	Chairman: an amount equal to three times the Chairman’s annual retainer, satisfied within four years from the date he or she assumes the office of Chairman;

•	Directors other than the Chairman: an amount equal to three times the director’s annual Board retainer, satisfied within four years from the date the director joined the Board.

Holdings of vested deferred share units (referred to as “DSUs”) are counted towards fulfilling the guidelines, while unexercised stock options, if any, are not. According to Radford, the implementation of share ownership guidelines instituted by the Board is consistent with ISS’ best practices.

The value of the shares owned for the purposes of fulfilling the share ownership guidelines is determined as the greater of the acquisition cost or the market value at the time of the determination. Compliance with the share ownership guidelines is evaluated on an annual basis by the Corporate Governance and Nominating Committee. All of our current directors, other than Mr. Turner, have satisfied the guidelines. Mr. Turner joined the Board in 2010 and intends to satisfy the share ownership guidelines within four years of his appointment.

Our share ownership guidelines for executive officers are described below in this Proxy Statement under the heading “Compensation Discussion and Analysis.”

Director Nomination Process

To assist with director nominations, the Board has designated a standing committee, the Corporate Governance and Nominating Committee, as being responsible for reviewing and recommending nominees to the Board. In evaluating prospective nominees, the Corporate Governance and Nominating Committee looks for the following minimum qualifications: strong business acumen, previous experience as an executive or director with successful companies, the highest standards of integrity and ethics, and a willingness and ability to make the necessary time commitment to diligently perform the duties of a director. Nominees are selected with a view to the best interests of QLT as a whole.

The Board prefers a mix of experience among its members to maintain a diversity of viewpoints and ensure that the Board can achieve its objectives. In searching for a new director, the Corporate Governance and Nominating Committee identifies particular areas of specialization that it considers beneficial, in addition to the general qualifications, having regard to the skill sets of the other members of the Board.

Although we do not have a formal diversity policy, to foster and maintain a diversity of viewpoints, backgrounds and experience on the Board, the Corporate Governance and Nominating Committee evaluates the mix of skills and experience of the directors and assesses nominees and potential candidates in the context of the current composition of the Board and the requirements of QLT. In accordance with its charter, the Corporate Governance and Nominating Committee considers, among other things, the following in recommending candidates for election to the Board: (i) personal and professional integrity, ethics and values, (ii) experience in corporate management, such as serving as an officer or former officer of a publicly-held company, and a general understanding of marketing, finance, product development and other elements relevant to the success of a publicly-traded company in today’s business environment, (iii) experience in QLT’s industry and in the principal jurisdictions in which QLT conducts its business, namely Canada and the United States, (iv) experience as a board member of another publicly-held company, (v) academic or therapeutic expertise in an area of QLT’s operations and (vi) practical and mature business judgment, including the ability to make independent and analytical inquiries.

The Corporate Governance and Nominating Committee may retain the assistance of a recruiting firm to assist it to identify and recruit candidates that possess the desired qualifications. The Corporate Governance and Nominating Committee may also involve other members of the Board or other Board committees to assist it with the recruitment of new directors. Potential nominees and their respective references are interviewed extensively in person before any nomination is endorsed by that Board committee. All nominations proposed by the Corporate Governance and Nominating Committee must receive the approval of the Board.

The Board will also consider any director nominees proposed by shareholders. Shareholders may submit nominations to the Board by addressing a communication to the Chair of the Corporate Governance and Nominating Committee and providing sufficient information to the Corporate Governance and Nominating Committee to permit it to conduct an assessment of the qualifications of the proposed nominee, including biographical information about the candidate and his or her professional experience, confirmation of the candidate’s willingness to serve as a director, and complete contact information for the candidate and the nominating shareholder. The methods by which a shareholder may communicate with the Corporate Governance and Nominating Committee are set out on QLT’s website at www.qltinc.com. As a matter of policy, the Corporate Governance and Nominating Committee is committed to giving due and fair consideration to proposed nominations submitted by shareholders using the same criteria and processes as other nominations that come before it.

Independence of Directors

To ensure good objective governance is maintained at QLT, the Board strives to maintain strong independence from management. In determining whether directors are independent, each year the Board considers and discusses the nature and materiality of all direct or indirect relationships between each director nominee and QLT, including any family, supplier or service provider relationships. The Board considers a relationship material where that relationship could, in the view of the Board, reasonably interfere with the exercise of the director’s independent judgment.

Six of the seven director nominees are considered “independent,” including the Chairman of the Board, Mr. Boyd Clarke. Mr. Butchofsky is not considered “independent” since he is also our President and Chief Executive Officer. Messrs. Crossgrove and Wood, two of our current members of our Board of Directors who are not standing for re-election at the Annual Meeting, are also considered “independent” directors.

Executive Session of Independent Directors

The independent members of the Board meet without management and non-independent directors present during a session of each quarterly Board meeting (unless the independent directors determine such a session is not required) and during such other meetings where considered appropriate.

Independence of Committee Members

The members of each of the Audit and Risk Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the Scientific Review Committee are all “independent” directors within the meaning ascribed to it in Multilateral Instrument 52-110 - Audit Committees and the Marketplace Rules of the NASDAQ, respectively, and, in the case of the Audit and Risk Committee, the additional independence requirements set out by the SEC.

Audit Committee Financial Expert

Each member of the Audit and Risk Committee is financially sophisticated, as defined by the Marketplace Rules of NASDAQ, and is financially literate, as defined by Canadian securities regulations, and as required by such rules, able to read and understand fundamental financial statements, including QLT’s consolidated balance sheet, consolidated statement of income and consolidated statement of cash flows. The Board has determined that each of Ms. Falberg and Messrs. Crossgrove and Turner, three of our four Audit and Risk Committee members, is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act and that all of our Audit and Risk Committee members are also “independent,” as independence for audit committee members is defined by the NASDAQ, TSX and applicable Canadian securities rules. If Dr. Milne, a director nominee for election at the Annual Meeting, is elected to the Board of Directors, it is expected that he will be appointed to the Audit and Risk Committee in replacement of Messrs. Crossgrove and Wood, each of whom are retiring from the Board this year. The Board has determined that Dr. Milne is “independent,” as independence for audit committee members is defined by the NASDAQ, TSX and applicable Canadian securities rules, and is financially literate, as defined by Canadian securities regulations.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during fiscal 2011 or as of the date of this Proxy Statement is a current officer or employee of QLT or has any interlocking relationship as set forth in applicable SEC rules. In addition, none of QLT’s executive officers serves as a member of the compensation committee or board of directors of any entity that has one or more executive officers serving as a member of our Compensation Committee or Board.

The director nominees are also directors of the following publicly-traded companies:

Name of Director	Public Company

Robert L. Butchofsky	N/A

Dr. Bruce L.A. Carter	Dr. Reddy Ltd.

C. Boyd Clarke	N/A

Kathryn E. Falberg	Halozyme Therapeutics, Inc.

Dr. Ian J. Massey	N/A

Dr. George M. Milne, Jr.	Athersys, Inc. Charles River Laboratories, Inc. Mettler-Toledo International Inc.

Joseph L. Turner	Alexza Pharmaceuticals, Inc. Allos Therapeutics, Inc. Corcept Therapeutics Incorporated

Communicating with the Board of Directors

Any shareholder or interested party who wishes to communicate with the Board or any specific director, including independent directors, the Chairman of the Board, or committee members, may write to:

QLT Inc.

Attn: Board of Directors

887 Great Northern Way, Suite 101

Vancouver, British Columbia, V5T 4T5

Canada

Depending on the subject matter of the communication, the corporate secretary will:

•	forward the communication to the director or directors to whom it is addressed (matters addressed to the Chairman of the Board will be forwarded unopened directly to the Chairman of the Board);

•

attempt to handle the inquiry directly where the communication does not appear to require direct attention by the Board, or an individual member, e.g., the communication is a request for information about the company or is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

Shareholders and other interested persons may submit concerns regarding accounting matters by following the instructions for making a report published in the Corporate Governance subsection of the Investor Relations section of our website.

Board of Directors and Board Committees

The Board held nine meetings (in person or by teleconference) during fiscal 2011, a number of which included sessions with only independent directors. Each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board, and (2) the total number of meetings held by all committees of the Board on which he or she served during fiscal 2011. Set forth below is a summary of Board and Committee attendance during 2011:

Summary of Attendance of Directors in 2011:

	Board Meetings Attended in 2011	Committee Meetings Attended (where attending as a member of the committee and paid for attendance) in 2011

Robert L. Butchofsky	9/9	N/A

Bruce L.A. Carter	9/9	8/8

C. Boyd Clarke(1)	9/9	7/7

Peter A. Crossgrove	8/9	5/7

Kathryn E. Falberg	6/9	13/14

Ian J. Massey(2)	8/9	7/8

Joseph L. Turner	9/9	7/7

L. Jack Wood	9/9	15/15

(1)

Mr. Clarke attended as an invitee for all other Board committee meetings to the extent practicable. Mr. Clarke does not receive an attendance fee where he is attending meetings as an invitee only, and such attendance is not reflected in the above table. Mr. Clarke also meets with QLT’s management as part of his role as Chairman of the Board of Directors, which meetings are not reflected in the above table.

(2)	Mr. Massey also meets with QLT’s research and development personnel as part of his role as Chair of the Scientific Review Committee, which meetings are not reflected in the above table.

The Board has a standing Audit and Risk Committee, Corporate Governance and Nominating Committee, Compensation Committee, and Scientific Review Committee. In addition, from time to time, the Board establishes special committees to assist the Board in respect of certain matters. The Board did not establish any special committees in 2011. Set forth below is a chart indicating, by committee, each committee’s members, key functions and the number of committee meetings held in 2011:

Committee	Members (as at 12/31/11)	Key Functions	Number of Meetings in 2011
Audit and Risk	Kathryn E. Falberg* Peter A. Crossgrove Joseph L. Turner L. Jack Wood(1)

monitors QLT’s internal accounting controls and business conduct oversees QLT’s accounting and financial reporting practices

reviews the adequacy of the system of internal controls, reviews any relevant accounting, financial and securities regulatory matters reviews the management of corporate financial and compliance risks monitors compliance with our Code of Ethics and Code of Exemplary Conduct recommends the appointment of independent auditors, engages the independent auditors, and receives the reports of the Chief Executive Officer and the Chief Financial Officer with respect to their assessment of internal controls provides a mechanism for communication between the Board and QLT’s independent auditors meets regularly with QLT’s auditors without management present

7
Corporate Governance and Nominating	C. Boyd Clarke* Kathryn E. Falberg L. Jack Wood

develops and oversees Board governance principles

assesses the effectiveness of corporate governance and makes recommendations to the full Board makes recommendations to the Board regarding the size and composition of the Board and Board committees develops and oversees Board continuing education program

conducts an annual process to assess the effectiveness of the Board and individual members of the Board reviews and considers nominations to the Board

reviews annually the credentials of nominees for re-election and ensures qualifications are maintained reviews compliance with QLT share ownership guidelines by members of the Board and executive officers

7
Compensation	L. Jack Wood* Ian J. Massey Bruce L.A. Carter

makes recommendations to the Board regarding the compensation of all executive officers reviews and makes recommendations with respect to compensation policy and programs generally and determines and recommends option grants under QLT’s incentive stock option plan reviews and recommends to the Board the manner in which executive compensation should be tied to both short-term and long-term corporate goals of QLT and completes the disclosure regarding executive compensation contained in QLT’s Proxy Statement assists the Board in ensuring that QLT has a plan for continuity of its officers and an executive compensation plan that is competitive to attract, retain and motivate high performance of its executive management and other key personnel establishes QLT share ownership guidelines for members of the Board and executive officers

6
Scientific Review	Ian J. Massey* Bruce L.A. Carter	reviews management’s direction and investment in QLT’s research, development and technology initiatives	2

*	Chair

(1)	Mr. Wood was appointed as a member of the Audit and Risk Committee on September 14, 2011.

COMPENSATION OF DIRECTORS

2011 Independent Director Compensation Program

Overview

The compensation program for our independent directors is intended to fairly compensate them for the time and effort required of a director based upon the size and complexity of our business, as well as, through an equity component of the program, to further align the interests of our independent directors with those of our shareholders. The amount and form of director compensation is reviewed periodically by the Compensation Committee, with any resulting recommendations made to the Board, to ensure that such compensation realistically reflects the responsibilities and risks of being an effective director. To assist in its evaluation of director compensation, the Compensation Committee has the authority to retain independent compensation consultants.

Our independent directors receive cash and equity-based compensation for their service on the Board. As an employee, our President and Chief Executive Officer is not additionally compensated for his service on the Board.

Cash Compensation

The cash compensation component of our program includes annual Board and Committee member or chair position retainers, meeting attendance fees, and fees paid for attending to Board or Committee business other than for attendance at a meeting. Directors are also eligible for reimbursement of their expenses incurred in connection with attendance at Board meetings in accordance with our policies. Director fees are paid quarterly in arrears.

The cash compensation levels under our director compensation program have remained constant from early 2008 through 2011, with the exception of an increase during 2011 for the annual retainer fee for the Chair of the Scientific Review Committee. In 2011, the fees paid to our independent directors were based on the following:

Nature of Board Duty	Fee (US$)
Annual Board Retainer Fee:
• for all Directors	$30,000
• additional retainer for Chairman of the Board	$45,000
Additional Annual Retainer Fee for Chair of the Audit and Risk Committee	$12,500
Additional Annual Retainer Fee for Chair of the Scientific Review Committee	$25,000	(1)
Additional Annual Retainer Fee for Chair of the Compensation Committee	$10,000
Additional Annual Retainer Fee for Chair of the Corporate Governance and Nominating Committee	None
Additional Annual Retainer Fee for non-Chair committee members	$5,000
Fee for each QLT Board meeting attended:
• by telephone	$1,500
• in person	$3,000
Fee for each committee meeting attended:
• by telephone	$1,500	(2)
• in person	$3,000	(2)
Fee to perform Board or committee business (other than attendance at a Board or committee meeting) at the specific request of the Board or relevant committee:
• if out-of-town travel is required	$3,000
• if no out-of-town travel is required	$1,500
Fee to QLT Board member for attending operating subsidiary Board meeting as a member of the Board of Directors of the operating subsidiary (whether in person or by telephone)	$1,500

(1)

Effective July 1, 2011, upon the recommendation of the Compensation Committee, the Board of Directors approved an increase to the annual retainer fee for the Chair of the Scientific Review Committee from $10,000 to $25,000 for a one-year period.

(2)	Where our directors attend one or more committee meetings in conjunction with a Board meeting, the total fees for that set of Board and committee meetings are capped at $4,000.

Equity-Based Compensation

In addition to cash compensation, our independent directors also receive equity-based compensation to ensure that their interests are fully aligned with those of our shareholders.

We maintain a Directors’ Deferred Share Unit Plan, which we refer to as the “DDSU Plan.” Under the DDSU Plan, at the discretion of the Board, independent directors receive all or a percentage of their equity-based compensation in the form of deferred share units, or “DSUs,” each of which has a value equal to the price of our common shares on the TSX. A DSU is convertible only into cash (no shares are issued), and can only be converted after the independent director ceases to be a member of the Board. The DSUs vest monthly over 36 months from the date of grant.

The value of a DSU, when converted to cash, will be equivalent to the market value of a QLT common share at the time the conversion takes place. We do not have a history of paying dividends on our common shares; however, if dividends ever are paid on our common shares, an independent director’s DSU account will be credited with dividends at the same rate.

The Compensation Committee’s objective in granting DSUs to independent directors is to provide a reasonable, market-based, incentive for directors to deliver increased value to shareholders. Based in part on advice received from Radford, the Compensation Committee and the Board have concluded that DSUs are an effective way to align the interests of the independent directors with those of the shareholders, without resulting in additional share dilution to shareholders. In May 2011, following his or her appointment at the Annual Meeting of shareholders, each independent director received 7,500 DSUs, except the Chairman of the Board, who received 15,000 DSUs.

Our directors are also eligible to receive stock options under the QLT 2000 Incentive Stock Option Plan (the “2000 Plan”); however, no stock options were granted to our independent directors in fiscal 2011.

The following table provides information regarding the compensation of our independent directors for fiscal 2011.

2011 Director Compensation

Name	Fees Earned or Paid in Cash (US$)	Stock Awards (US$)(1)(2)(3)	Total (US$)

Bruce L.A. Carter	$ 69,500	$ 54,617	$124,117

C. Boyd Clarke	$112,000	$109,234	$221,234

Peter A. Crossgrove	$ 55,500	$ 54,617	$110,117

Kathryn E. Falberg	$ 79,000	$ 54,617	$133,617

Ian J. Massey	$ 83,500	$ 54,617	$138,117

Joseph L. Turner	$ 66,000	$ 54,617	$120,617

L. Jack Wood	$ 80,481	$ 54,617	$135,098

(1)

Stock awards were granted/priced in Canadian dollars and have been converted to U.S. dollars for disclosure purposes using an average of 2011 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = CAD$0.9887.

(2)

Stock awards consist of DSUs. Details of the DSUs are set out above under the heading “2011 Independent Director Compensation Program – Equity Based Compensation.” This column represents the aggregate grant date fair value of DSUs granted in fiscal 2011 in accordance with ASC Topic 718. In May 2011, Mr. Clarke was granted 15,000 DSUs (as Chairman) and each other independent director was granted 7,500 DSUs. The estimated fair value for each DSU as at the grant date on May 26, 2011 was US$7.28, determined in accordance with ASC Topic 718 and the terms of the DDSU Plan by reference to the closing price of our shares on the TSX on the trading day immediately preceding the date of grant, being the closing price of our shares on the TSX on May 25, 2011, which was CAD$7.20 (US$7.28).

(3)	The following table sets forth the total of all vested and unvested stock awards (consisting solely of DSUs) outstanding as of December 31, 2011 for each of our independent directors:

Name	Outstanding Stock Awards (DSUs)

Bruce L.A. Carter	45,000

C. Boyd Clarke	97,500

Peter A. Crossgrove	52,500

Kathryn E. Falberg	22,500

Ian J. Massey	45,000

Joseph L. Turner	15,000

L. Jack Wood	52,500

None of our independent directors held QLT stock options as of December 31, 2011.

Review of 2011 Independent Director Compensation Program

In 2011, the Compensation Committee engaged Radford to conduct an independent assessment of our director compensation practices relative to a comparator group of peer companies. The Radford director compensation report (the “Report”) was received in September 2011. A description of the peer group selected by Radford and approved by the Compensation Committee is described below in the section entitled “Compensation Discussion and Analysis” under “Executive Compensation.”

According to the Report, overall, the cash component of our director compensation program is competitive at the 50th percentile of our comparator group and the equity component (DSUs) is competitive between the 25th and 50th percentiles. Following a review of the results and recommendations of the Report and the Compensation Committee, the Board determined that the compensation levels and structure of our director compensation program are competitive and provide the proper incentive and compensation mechanisms for the Board of Directors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Upon the recommendation of the Corporate Governance and Nominating Committee, the Board has nominated for election at the Annual Meeting a slate of seven nominees, including Dr. George M. Milne, Jr., a nominee for director not currently on the Board. As more specifically described below, Dr. Milne augments our Board with his extensive experience as both an executive and board member of companies in the life sciences industry. It is expected that, if elected to the Board at the Annual Meeting, Dr. Milne will be appointed to serve on the Company’s Scientific Review Committee and Audit and Risk Committee. Messrs. Crossgrove and Wood, current directors of the Company, are retiring from the Board of Directors this year and, therefore, will not stand for re-election at the Annual Meeting.

The Board of Directors of QLT has consistently sought Board membership that reflects a mix of experience among its members to maintain a diversity of perspectives and to ensure that QLT can meet its objectives. The Board believes the current Board nominees achieve this goal, reflecting as a whole diverse knowledge and experience, including in the areas of finance, science and biotechnology and healthcare executive management. The names and biographical information about each nominee are set out below.

Each director elected will hold office until the next Annual Meeting or until his or her successor is duly elected, unless he or she resigns earlier. The Board is permitted to increase the number of directors by up to one-third of the number of directors elected at the Annual Meeting at any time prior to the next Annual Meeting.

In the unanticipated event that a nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted at the discretion of the proxy holder to elect another nominee designated by the Board, if presented, or the Board will comprise a lesser number of directors accordingly. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or who intends to decline to serve as a director, if elected.

Information Regarding Director Nominees

The names of the nominees and certain information about them are set forth below:

Name of Nominee and Residence	Age	Position(s) With the Company	Independent	Director Since

Robert L. Butchofsky British Columbia, Canada	50	President, Chief Executive Officer and Director	No	2006

Bruce L.A. Carter, Ph.D. Washington, USA	68	Director	Yes	2006

C. Boyd Clarke Pennsylvania, USA	63	Chairman of the Board and Director	Yes	2003

Kathryn E. Falberg California, USA	51	Director	Yes	2009

Ian J. Massey, Ph.D. California, USA	61	Director	Yes	2006

George M. Milne, Jr., Ph.D. Connecticut, USA	68	Director	Yes	—

Joseph L. Turner Colorado, USA	60	Director	Yes	2010

There is no family relationship between any of our directors, director nominees or executive officers. The number of common shares owned by each of the nominees for election as a director is set forth under “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

Robert L. Butchofsky was appointed as President and Chief Executive Officer and a director of QLT in February 2006 following his earlier appointment as Acting Chief Executive Officer of QLT in September 2005. Mr. Butchofsky joined QLT in 1998 as Associate Director, Ocular Marketing and was appointed Vice President, Marketing and Sales Planning in September 2001. Mr. Butchofsky was promoted to Senior Vice President, Marketing and Sales Planning in early 2005, responsible for QLT’s ongoing marketing of the pharmaceutical products, Visudyne® and Eligard®, including managing significant partnerships, as well as corporate strategy development and investor relations activities. From June 1990 to August 1998, Mr. Butchofsky was employed at Allergan Inc., a pharmaceutical company, where he built an extensive background with ocular pharmaceutical products and Botox®, including sales, health economics, worldwide medical marketing, and product management. Prior to joining Allergan Inc., Mr. Butchofsky spent several years managing clinical trials at the Institute for Biological Research and Development. Mr. Butchofsky also serves as Chairman of the Board of Superna Life Sciences Inc., a privately-held pharmaceutical company located in Vancouver, British Columbia. Mr. Butchofsky has a Bachelor of Arts degree in Biology from the University of Texas and a Masters of Business Administration from Pepperdine University.

For the following reasons, the Board has concluded that Mr. Butchofsky has the requisite qualifications, skills, perspectives and experience that make him well-qualified to serve on the Board. With greater than 20 years of experience in the biopharmaceutical industry, including extensive commercial and development experience in the ocular therapeutic area and several years of experience in managing significant partnerships and developing and implementing corporate strategy, Mr. Butchofsky has a deep understanding of the pharmaceutical development and marketing process. Mr. Butchofsky’s nearly 15 years of experience with QLT, the most recent six years of which have been as President and Chief Executive Officer, provides him with intimate knowledge of and experience with all aspects of the operations, opportunities and challenges of QLT.

Dr. Bruce L.A. Carter has been a director of QLT since November 2006. Since November 2009, Dr. Carter has been the Chairman of the Board of Immune Design Corp., a privately-held biotechnology company in Seattle, Washington, focused on the development and commercialization of therapeutic vaccines for treatment of infectious and malignant disease. From April 2005 until October 2010, Dr. Carter was also Chairman of the Board of ZymoGenetics, Inc., a publicly-traded biopharmaceutical company in Seattle, Washington, focused on the development and commercialization of therapeutic proteins for the treatment of viral infection, cancer, inflammatory disease and bleeding, which was acquired by Bristol-Myers Squibb in October 2010. In addition, Dr. Carter was ZymoGenetics’ Chief Executive Officer from April 1998 to January 2009, during which time ZymoGenetics developed and commercialized Recothrom, an aid to hemostasis. Dr. Carter first joined ZymoGenetics in 1986 as Vice President of Research and Development. In 1988, Novo Nordisk A/S acquired ZymoGenetics and, in 1994, Dr. Carter was promoted to Corporate Executive Vice President and Chief Scientific Officer for Novo Nordisk. In 2000, Dr. Carter led the negotiations that established ZymoGenetics as an independent company from Novo Nordisk. Dr. Carter also held various positions of increasing responsibility at G.D. Searle & Co., Ltd. from 1982 to 1986 and was a lecturer at Trinity College, University of Dublin from 1975 to 1982. Dr. Carter is also Chairman of the Board of Directors of TB Alliance, a global non-profit organization focused on the acceleration of the discovery and development of new tuberculosis drugs, and Xencor, Inc., a privately-held biotechnology company. He also serves on the Board of Dr. Reddy Ltd. and Moksha8, Inc., both of which are global pharmaceutical companies. Dr. Carter has a B.Sc. with Honors in Botany from the University of Nottingham, England, and a Ph.D. in Microbiology from Queen Elizabeth College, University of London.

For the following reasons, the Board has concluded that Dr. Carter has the requisite qualifications, skills, perspectives and experience that make him well-qualified to serve on the Board. Dr. Carter gained valuable management and leadership skills, as well as an understanding of the biopharmaceutical industry, through his experiences as Chief Executive Officer of ZymoGenetics and Chief Scientific Officer of Novo Nordisk A/S. Through his tenure as the Chairman of the Board of ZymoGenetics, Dr. Carter acquired insight into the role of the board of directors of a biotechnology company such as QLT. Dr. Carter’s experience in serving as a director or executive officer of North American, European and Asian companies gives him familiarity with health care trends internationally. He is well-versed in the complex challenges of research and development of a pharmaceutical company, given his extensive educational and leadership background in the life sciences, and provides the QLT Board with invaluable insight into a broad range of issues that impact the Company’s research and development efforts.

C. Boyd Clarke has been a director of QLT since 2003 and was appointed as Chairman of the Board in February 2006. Since September 2007, Mr. Clarke has been a Venture Advisor to ProQuest Investments, a healthcare venture capital firm. From March 2002 to May 2006, Mr. Clarke was President and Chief Executive Officer of Neose Technologies, Inc., a U.S. publicly-listed biotechnology company focused on the development of protein therapeutics. Mr. Clarke served on the Board of Directors of Neose from 2002 to May 2007. From December 1999 through March 2002, Mr. Clarke was President and Chief Executive Officer of Aviron, Inc., a biotechnology company developing vaccines, which was acquired by MedImmune, Inc., and was also Chairman from January 2001 through March 2002. From 1998 through 1999, Mr. Clarke was Chief Executive Officer and President of U.S. Bioscience, Inc., a biotechnology company focused on products to treat cancer, which was also acquired by MedImmune, Inc. Mr. Clarke served as President and Chief Operating Officer of U.S. Bioscience, Inc. from 1996 to 1998. From 1977 to 1996, Mr. Clarke held a number of positions at Merck & Co., Inc., including being the first President of Pasteur-Merieux MSD, and most recently as Vice President of Merck Vaccines. Mr. Clarke was formerly a director of the Biotechnology Industry Association. He is currently a director of NovaDigm Therapeutics, Inc., Rib-X Pharmaceuticals and Ligocyte Pharmaceuticals, Inc., and Chairman of the Board of Mersana Therapeutics, Inc., all of which are privately-held biotechnology companies. Mr. Clarke has a Bachelor of Science in biochemistry and a Master of Arts in History from the University of Calgary.

For the following reasons, the Board has concluded that Mr. Clarke has the requisite qualifications, skills, perspectives and experience that make him well-qualified to serve on the Board. Mr. Clarke’s service on several boards of directors, including past service on the boards of publicly-held companies, provides him with extensive governance experience. Mr. Clarke developed his leadership skills over more than 30 years in the biotechnology industry, including his tenures as an executive officer at multiple pharmaceutical and biotechnology companies, which experience provides Mr. Clarke with seasoned tactical, operational and industry-specific experience.

Kathryn E. Falberg has been a director of QLT since March 2009. Ms. Falberg is currently Executive Vice President and Chief Financial Officer of Jazz Pharmaceuticals plc, a specialty pharmaceutical company, since March 2012. Prior to this, from December 2009 to February 2012, Ms. Falberg was Senior Vice President and Chief Financial Officer of Jazz Pharmaceuticals. From February 2009 to November 2009, Ms. Falberg was Chief Financial Officer and Chief Operating Officer of ARCA biopharma, Inc., a biopharmaceutical company. From 2003 to 2009, Ms. Falberg was President of Canyon Capital & Consulting, a private investment and consulting firm, where she was an active investor and consultant to small companies. From October 2001 to June 2002, Ms. Falberg was a consultant to Inamed, a medical device company, and briefly served as its interim Chief Financial Officer. Ms. Falberg joined Amgen Inc., a global biotechnology company, in 1995 as Treasurer, and advanced through a series of positions of increasing responsibility, culminating in her appointment as Senior Vice President, Finance and Strategy, and Chief Financial Officer in 1998. Ms. Falberg currently serves on the Board and Audit Committee (Chair) of ESS Technology, Inc., a privately-held semiconductor company, and the Board, Audit Committee (Chair) and Compensation Committee of Halozyme Therapeutics, Inc., a publicly-traded biopharmaceutical company. Ms. Falberg has an M.B.A. and B.A. in Economics from the University of California, Los Angeles.

For the following reasons, the Board has concluded that Ms. Falberg has the requisite qualifications, skills, perspectives and experience that make her well-qualified to serve on the Board. Ms. Falberg has a deep understanding of financial management and reporting as a result of her greater than 24 years of financial experience with companies of varying sizes across multiple industries, including technology, life sciences, medical device and consumer products. Ms. Falberg has extensive experience serving as the Chief Financial Officer of biotechnology and pharmaceutical companies, including publicly-held companies, which provides her with valuable perspective on the financial performance, prospects and strategy of a biotechnology company such as QLT. Ms. Falberg’s current and past service as the audit committee chair of other publicly-traded biotechnology companies gives her insight and perspective into the best practices with respect to biotechnology companies and the audit committee function.

Dr. Ian J. Massey has been a director of QLT since June 2006. In 2006, Dr. Massey joined Synosia Therapeutics, Inc., a private biotechnology company focused in the fields of neurology and psychiatry, as its President and Chief Executive Officer. In February 2011, Synosia Therapeutics, Inc. was acquired by Biotie Therapies Corp., following which Dr. Massey holds the offices of Chief Operating Officer and President of U.S. operations of Biotie Therapies Corp. From 2002 to 2006, Dr. Massey was the Senior Vice President and Head of Research and Preclinical Development at Roche Palo Alto, where he built and led a research and preclinical development organization of approximately 700 people in multiple therapeutic areas. From 1995 to 2002, Dr. Massey held positions of increasing responsibility at Roche Bioscience, including Senior Vice President, Head of Neurobiology Business Unit and Central Research & Development and Vice President and Director of Preclinical Research and Development. Prior to joining Roche, Dr. Massey was at Syntex Research for over 15 years where he held a number of senior positions, culminating in the position of Vice President and Director, Institute of Analytical Research. Dr. Massey has a D. Phil. degree in Organic Chemistry from the University of Oxford, England, a M.A. in Organic/Natural Product Chemistry and a B.A. in Chemistry.

For the following reasons, the Board has concluded that Dr. Massey has the requisite qualifications, skills, perspectives and experience that make him well-qualified to serve on the Board. As a senior pharmaceutical executive with experience in all phases of the drug discovery and development process, Dr. Massey possesses valuable insight into the challenges and opportunities inherent to the drug development process. Dr. Massey’s extensive leadership experience in the biopharmaceutical industry, and in particular as an executive officer at Roche Palo Alto, provides Dr. Massey with an in-depth understanding of research and preclinical development in the pharmaceutical industry. Having gained experience in various levels of seniority within the research function of the pharmaceutical industry, Dr. Massey provides the valuable insight of a research scientist and is deeply familiar with the strategic, product development and technological issues of a pharmaceutical company such as QLT.

Dr. George M. Milne, Jr. is currently a venture partner of Radius Ventures, LLC, a health and life sciences venture capital firm. Dr. Milne also currently serves on the Board of Directors of the following publicly-traded companies: Mettler-Toledo International Inc. since 1999, Charles River Laboratories, Inc. since 2002 and Athersys, Inc. since 2002, and serves on the Boards of several private companies and charitable organizations, including as a member of the Audit Committees of Athersys, Inc. and three privately-held companies. He has also previously served on the Board of Directors of the following publicly-traded companies: Aspreva, Inc. from 2004 to 2008, MedImmune Inc. from 2005 to 2007, and Conor Medsystems, Inc. from 2003 to 2006. Dr. Milne held various research and management positions with Pfizer from November 1970 to August 2002, including President of Worldwide Strategic and Operations Management, Executive Vice President of Pfizer Global Research and Development, and Senior Vice President of Pfizer Inc. From September 1993 to September 2000, he served as President of Central Research with worldwide responsibility for Human and Animal Health Research and Development and was a member of Pfizer’s Corporate Management Committee. Dr. Milne has a B.Sc. in Chemistry from Yale University and a Ph.D. in Organic Chemistry from the Massachusetts Institute of Technology (MIT). He was an NIH Postdoctoral Fellow at Stanford University and completed postdoctoral training in central nervous system pharmacology at Medical College of Virginia.

For the following reasons, the Board has concluded that Dr. Milne has the requisite qualifications, skills, perspectives, and experience that make him well-qualified to serve on the Board. With his strong educational background supplemented by his experience at Pfizer for over 30 years, his work as a venture partner of Radius Ventures, LLC, and his service on the boards of various life science companies, Dr. Milne has a deep understanding of life sciences, the life sciences industry, and research and development processes, helping him to understand and assess industry drivers and trends as well as product and service development and marketing opportunities and strategies. Dr. Milne’s current and past service on the audit committees of other publicly-traded biotechnology companies gives him the skills, knowledge and insight necessary to serve as a member of QLT’s Board and Audit and Risk Committee.

Joseph L. Turner has been a director of QLT since February 2010. Most recently, Mr. Turner served as Chief Financial Officer at Myogen, Inc., a biopharmaceutical company, which he joined in 1999, remaining until it was acquired by Gilead Sciences in 2006. At Myogen, Mr. Turner was responsible for, among other things, all financial and accounting matters and assisted to raise over $300 million through a number of private and public financings. Previously, he was Chief Financial Officer at Centaur

Pharmaceuticals, Inc. and Vice President, Finance and Administration at Cortech, Inc. Mr. Turner began his career at Eli Lilly and Company, where he served for 12 years in various financial positions. Mr. Turner has provided consulting services to LigoCyte Pharmaceuticals, Inc. and GlobeImmune, Inc., both of which are privately-held biopharmaceutical companies, since 2007 and 2012, respectively. He currently serves on the Board of Directors and as Chair of the Audit Committee of each of Alexza Pharmaceuticals, Inc., Corcept Therapeutics Inc. and Allos Therapeutics, Inc., each of which are publicly-traded pharmaceutical companies, and of Kythera Biopharmaceutics, Inc., a privately-held pharmaceutical company. Since 2009, Mr. Turner has also served on the Board of Managers and, since 2010, the Finance Committee, the Academic Affairs Committee and the Student Affairs Committee of Swarthmore College. Previously, Mr. Turner served on the Board of Directors of ApopLogic Pharmaceuticals, Inc., the Board and Audit Committee of SGX Pharmaceuticals, Inc., a publicly-traded pharmaceutical company, and the Board and as Chair of the Audit Committee of each of NovaCardia, Inc. and Sequel Pharmaceuticals, Inc., both of which are privately-held biotechnology companies. Mr. Turner has an M.B.A. from University of North Carolina at Chapel Hill, an M.A. in Molecular Biology from University of Colorado, and a B.A. from Swarthmore College.

For the following reasons, the Board has concluded that Mr. Turner has the requisite qualifications, skills, perspectives and experience that make him well-qualified to serve on the Board. Mr. Turner’s greater than 25 years of experience in financial management in the biotechnology and pharmaceutical industries, including 14 years as a Chief Financial Officer, has honed Mr. Turner’s leadership skills and made him well-versed in the operational, financial and strategic challenges and opportunities of biotechnology companies such as QLT. Mr. Turner’s current and past service on boards of directors and audit committees of pharmaceutical companies brings valuable industry-specific insight and perspective to QLT’s Board and Audit and Risk Committee.

Vote Required and Board of Directors’ Recommendation

Director nominees will be elected by a plurality of the votes cast at the Annual Meeting. This means that the seven nominees with the highest number of affirmative votes cast at the Annual Meeting will be elected as directors. You may choose to vote, or withhold your vote, separately for each nominee. Proxies cannot be voted for more than seven nominees for election to the Board.

The Board of Directors recommends that shareholders vote “FOR” the election of all seven nominees for director. The proxyholders intend to vote the shares represented by proxies “FOR” the election of the seven nominees named in the Instrument of Proxy unless authority to vote for those persons is withheld.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the shares of our common stock beneficially owned by (1) each of our directors and director nominees, (2) each of our current named executive officers listed in the Summary Compensation Table below, (3) all of our directors, director nominees and executive officers as a group, and (4) all persons known by us to beneficially own more than 5% of our outstanding voting shares. We have determined the beneficial ownership shown on this table in accordance with the rules of the SEC and the applicable Canadian securities regulators. Under those rules, shares are considered beneficially owned if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of April 13, 2012.

	Amount and Nature of Beneficial Ownership
	Shares Beneficially Owned	Shares for Which Beneficial Ownership Can Be Acquired Within 60 Days(1)	Number of DSUs(2)	Total Beneficial Ownership
Name of Beneficial Owner				Number of Shares	Percent of Class(3)

Robert L. Butchofsky	168,847	933,333	—	1,102,180	2.2%

Suzanne M. Cadden	—	46,667	—	46,667	*

Bruce L.A. Carter	20,000	—	37,917	57,917	*

C. Boyd Clarke	73,000	—	83,333	156,333	*

Peter A. Crossgrove	42,000	—	45,417	87,417	*

Kathryn E. Falberg	—	—	15,417	15,417	*

Linda M. Lupini	15,000	333,333	—	348,333	*

Alexander R. Lussow	20,000	303,333	—	323,333	*

Ian J. Massey	23,440	—	37,917	61,357	*

George M. Milne, Jr.	—	—	—	—	—

Cameron R. Nelson	35,000	333,333	—	368,333	*

Joseph L. Turner	—	—	7,917	7,917	*

L. Jack Wood	25,000	—	45,417	70,417	*

All directors, nominees and executive officers as a group (13 persons)(4)	422,287	1,949,999	273,333	2,645,619	5.4%

Axial Capital Management, LLC(5)	8,865,036	—	—	8,865,036	18.1%

NB Public Equity K/S(6)	7,397,626	—	—	7,397,626	15.1%

Renaissance Technologies Corp(7)	3,199,617	—	—	3,199,617	6.5%

Kingstown Capital Management LP(8)	2,999,904	—	—	2,999,904	6.1%

*	Represents less than 1%.

(1)

Indicates common shares that may be acquired upon exercise of outstanding stock options on June 12, 2012 by the persons named in the table above and by all directors and executive officers as a group, except where otherwise described in the Notes to the above table.

(2)

DSUs are payable only in cash. The number of DSUs represented in this table consists of DSUs that will be vested as of June 12, 2012. A description of the DSUs is set out above under the heading “Compensation of Directors.”

(3)	Percentage ownership of QLT common shares is based on 49,070,638 common shares of QLT outstanding on April 13, 2012.

(4)

Excludes Dr. Dipak Panigrahi and Mr. Christopher Muller. Dr. Panigrahi ceased to be an executive officer of the Company on February 22, 2011. Mr. Muller became an executive officer of the Company on April 16, 2012. As of April 16, 2012, Mr. Muller does not beneficially own any common shares of the Company but holds options to purchase 250,000 common shares.

(5)

Beneficial ownership is as of December 31, 2011, as reflected in a statement on Form 13G/A and Form 13F filed by Axial Capital Management, LLC with the SEC on February 14, 2012. Based on information contained in the Form 13G/A, Axial Capital Management, LLC, Marc Andersen and Eliav Assouline are deemed beneficial owners of 8,865,036 shares and Axial Capital Master, L.P. is deemed beneficial owner of 7,851,241 shares. The address of Axial Capital Master, L.P. is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. The address of all other beneficial owners is 101 Park Avenue, 20th Floor, New York, New York 10178.

(6)

Beneficial ownership is as of December 31, 2011, as reflected in a statement on Form 13G/A filed by NB Public Equity K/S with the SEC on March 29, 2012. Based on information contained in the Form 13G/A, NB Public Equity K/S, NB Public Equity Komplementar ApS, Cora Madsen and Florian Schönharting are deemed beneficial owners of 7,397,626 shares. The business address of NB Public Equity K/S is Ostergade 24A, 1, DK-1100, Copenhagen K, Denmark.

(7)

Beneficial ownership is as of December 31, 2011, as reflected in a statement on Form 13G/A and Form 13F filed by Renaissance Technologies LLC with the SEC on February 13, 2012. Based on information contained in the Form 13G/A, Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation are deemed beneficial owners of 3,199,617 shares. The business address of the beneficial owners is 800 Third Avenue, New York, New York, 10022.

(8)

Beneficial ownership is as of December 31, 2011, as reflected in a statement on Form 13F filed by Kingstown Capital Management LP with the SEC on January 30, 2012. Based on information contained in the Form 13F, Kingstown Capital Management LP is deemed beneficial owner of 2,999,904 shares. The business address of the beneficial owner is 100 Park Avenue, Suite 2100, New York, New York, 10017.

For additional information on our equity compensation plan, and our common shares that may be issued upon the exercise of options, warrants and other rights granted to employees, consultants or directors under our existing equity compensation plan, see our Annual Report on Form 10-K which is available on our website at www.qltinc.com, SEDAR at www.sedar.com and EDGAR at www.sec.gov.

EXECUTIVE COMPENSATION

The following sets forth information about our named executive officers as of April 13, 2012. The executive officers listed below serve in their respective capabilities at the discretion of our Board of Directors.

Robert L. Butchofsky

President and Chief Executive Officer

See the section entitled “Proposal No. 1 - Election of Directors” above for Mr. Butchofsky’s biography.

Cameron R. Nelson

Senior Vice President, Finance and Chief Financial Officer

Mr. Nelson, age 46, joined QLT in May 2000 as Associate Director, Financial Analysis and Planning and has made many contributions to QLT during his time with the Company. He was promoted to Director, Financial Analysis and Planning in January 2002 and later to Senior Director, Financial Reporting and Planning. In early 2005, he was promoted to Vice President, Finance and was named Chief Financial Officer in August 2005. Mr. Nelson was promoted to Senior Vice President, Finance in May 2011 and continues in his role as the Company’s Chief Financial Officer.

Prior to joining QLT, Mr. Nelson held finance and accounting positions with Mattel Inc. and Equity Marketing Inc. in Los Angeles. Mr. Nelson earned his Bachelor of Commerce from the University of British Columbia and his Master of Business Administration from Dartmouth College.

Linda M. Lupini

Senior Vice President, Human Resources and Organizational Development

Since joining QLT in 1997, Ms. Lupini, age 52, has been responsible for overseeing the global planning, development, implementation and administration of all of the compensation and benefits, recruitment, training and employee relations programs for QLT, as well as facilities management in Canada and the U.S. Ms. Lupini is responsible for establishing long-range human resource strategies and practices for QLT to meet specific business objectives, including managing QLT’s growing demand for highly skilled science and technology specialists and commercial sales staff. She brings nearly 20 years of experience to the role, including 10 years experience with MacDonald Detwiler and Associates, a leading international software firm. Her broad experience encompasses all aspects of human resources management and organization development. Ms. Lupini is a past board member of BC Biotech and was previously a member of the BC Employment Standards Tribunal. She is currently on the advisory board of Simon Fraser University’s MBA in Biotechnology Program, and is a past member of the Board of Directors of BioTalent Canada. Ms. Lupini holds a Bachelor of Arts degree in Psychology from the University of British Columbia.

Alexander R. Lussow, Ph.D.

Senior Vice President, Business Development & Commercial Operations

Alexander Lussow, age 49, joined QLT in July 2006 as Vice President, Business Development and became Senior Vice President, Business Development and Commercial Operations in May 2008. Dr. Lussow is responsible for QLT’s business development activities, including product licensing, acquisitions and strategic partnering opportunities, as well as QLT’s product manufacturing and supply chain.

Before joining QLT, Dr. Lussow was Gryphon Therapeutics’ Chief Business Officer and Vice President of Business Development where he was responsible for the licensing of the company’s products, the formation of strategic alliances, corporate communications and fundraising. Before joining Gryphon, Dr. Lussow served as the head of business development at Sangstat Medical Corporation (now wholly-owned by Genzyme Corp.). He also has broad experience in biotechnology management consulting, advising on venture financing, strategic business planning and licensing transactions for several biotechnology companies.

Dr. Lussow received his BSc at McGill University in Montreal and his Ph.D. in immunology at the University of Geneva, Switzerland. He has been an adjunct professor of pharmacology at the University of North Carolina, USA and has worked extensively for the World Health Organization (WHO) in West Africa.

Suzanne M. Cadden

Senior Vice President, Development

Suzanne Cadden, age 53, joined QLT in September 2010 as Vice President, Regulatory Affairs and was appointed Vice President, Regulatory and Clinical Affairs in February 2011. She was promoted to Senior Vice President, Development in September 2011. Ms. Cadden is responsible for the QLT research and development portfolio, including clinical, pharmaceutical and formulation development, as well as regulatory affairs.

Ms. Cadden came to QLT with almost 25 years’ experience in global regulatory affairs, clinical research and drug development. Beginning in 1987, she filled progressively responsible positions at Ciba Canada, where she served as Acting Vice President, Research and Development. At Glaxo Wellcome, in addition to having responsibility for regulatory affairs and clinical compliance, she was a member of the International Regulatory Affairs Board overseeing U.S., E.U. and other regional worldwide drug approval strategies. Ms. Cadden has held executive positions in established and emerging biotechnology companies in the U.S. and Canada, including Lorus Therapeutics, ActivBiotics, and ImmunoGen, where she had responsibilities for overseeing global clinical development and regulatory strategies, relationships with regulatory authorities, and achieving global Orphan Drug Designations and associated development strategies. An author/co-author of numerous publications, Ms. Cadden has been Chair of the BioteCanada Government Relations Committee, Chair of the Rx&D Medical R&D Section, and has served on numerous government committees and task forces addressing clinical development and regulatory issues. She holds a B.Sc. in Biochemistry and Nutrition from the University of Guelph and a M.Sc. in Pharmacology from the University of Western Ontario.

Christopher A. Muller

Chief Commercial Officer, QLT Ophthalmics, Inc.

Christopher Muller, age 50, joined QLT on April 16, 2012 as Chief Commercial Officer of QLT Ophthalmics, Inc., our U.S. commercial operations subsidiary. Mr. Muller is responsible for global marketing and sales for QLT, including the sale of Visudyne in the U.S., commercial strategy and development of global launch plans for products in QLT’s product pipeline.

Mr. Muller came to QLT with over 20 years’ experience in the pharmaceutical industry, focusing on ophthalmology. During the course of his career, Mr. Muller has been responsible for and participated in multiple successful product launches, particularly in glaucoma. He most recently was Head of Corporate Strategy and Key Opinion Leaders at Abbott Medical Optics Inc., a wholly-owned subsidiary of Abbott Laboratories (formerly known as Advanced Medical Optics Inc. prior to becoming a wholly-owned subsidiary of Abbott Laboratories in 2009), where he was responsible for strategy globally and across all business divisions. Prior to that position, Mr. Muller held the position of Vice President of Global Refractive Marketing, Global Corneal Marketing, and Global Medical Marketing at Abbott Medical Optics Inc. Prior to the acquisition of Advanced Medical Optics Inc. by Abbott Laboratories, Mr. Muller held the positions of Vice President Worldwide Marketing for Eye Care/Medical Marketing and Vice President Global Medical Marketing at Advanced Medical Optics Inc. Before joining Advanced Medical Optics Inc. in 2005, Mr. Muller spent over 15 years at Allergan, Inc., where he held a series of positions of increasing responsibility in sales, sales management, medical marketing, project management, and product management, including most recently as Vice President and Director of Worldwide Medical Marketing. Mr. Muller holds a Bachelor of Arts degree in Biology from Whittier College and a Master of Business Administration from Whittier College/Pepperdine University.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis section discusses our executive compensation policies and programs and the compensation decisions made in 2011 for our named executive officers during 2011, which consisted of Robert L. Butchofsky, our President and Chief Executive Officer; Cameron R. Nelson, our Senior Vice President, Finance and Chief Financial Officer; Linda M. Lupini, our Senior Vice President, Human Resources and Organizational Development; Alexander R. Lussow, our Senior Vice President, Business Development and Commercial Operations; Suzanne M. Cadden, our Senior Vice President, Development since September 2011; and Dr. Dipak Panigrahi, our former Senior Vice President, Research and Development and Chief Medical Officer, who departed from the Company in February 2011. Mr. Nelson was promoted from Vice President, Finance and Chief Financial Officer to Senior Vice President, Finance and Chief Financial Officer on May 25, 2011. Ms. Cadden was promoted from Vice President, Regulatory and Clinical Affairs to Senior Vice President, Development on September 14, 2011.

The Compensation Committee administers the compensation policies and programs for our named executive officers. A summary discussion of the 2011 activities follows below and in this Compensation Discussion and Analysis report.

Executive Summary

The Compensation Committee evaluates and sets executive compensation consistent with our stated philosophy to provide a compensation package that attracts, retains and motivates executives and rewards business successes that have the potential to increase shareholder value. More specifically, the Compensation Committee seeks to:

•	provide a total compensation program that is competitive with other companies in the pharmaceutical and biotechnology industries with which we compete for executive talent;

•

place a significant portion of executive compensation at risk by linking cash incentive compensation to the achievement of pre-established corporate financial and operational performance objectives and other individual key objectives within the executive’s area of responsibility and by using equity as a key component of our compensation program;

•	provide long-term incentive compensation that focuses executives’ efforts on building shareholder value by aligning their interests with those of our shareholders; and

•	promote stability and retention of our management team.

Consistent with our performance-based philosophy, we reserve a significant portion of potential compensation for performance- and equity-based programs. These programs include awards that are based on our operational and financial performance and provide compensation in the form of cash, and equity-based incentive awards that are tied to both our short-term and long-term performance. The performance-based bonus program rewards short-term performance; while our equity awards, coupled with our stock ownership guidelines, reward long-term performance and align the interests of management with those of our shareholders.

Highlights of Our 2011 Executive Compensation Program. The Compensation Committee reviews our executive compensation program and practices throughout the year. Executive compensation program highlights for 2011 include:

Base Salaries and Target Bonus Opportunities in 2011. After consideration of the practices of our comparator group, for 2011, the Compensation Committee did not adjust the base salary levels for our Chief Executive Officer and our other named executive officers, resulting in base salaries at or near the 75th percentile of our comparator group. Our Senior Vice President, Development’s base salary, however, was increased 11.4% in connection with her promotion in September 2011. For 2011, there was no change to the target annual cash incentive award percentages for our named executive officers.

Linking Compensation to the Attainment of Performance Goals. We use annual performance-based cash incentive awards to reward our executives for achieving annual operational and financial goals and to reward annual individual performance. The incentive potential is expressed as a percentage of base salary, determined with reference to the 75th percentile of our comparator group. This is intended to provide focus on annual corporate and individual goals without overemphasizing short-term performance, and to place at risk a significant portion of an executive’s annual cash compensation. The annual incentive award for our Chief Executive Officer is based 100% on the achievement of corporate goals. With regard to our other named executive officers, 75% of his or her annual incentive award is based on the achievement of corporate goals and 25% is based on the achievement of individual goals.

Our performance goals for the 2011 calendar year were based on the following: (i) Synthetic Retinoid Program, (ii) Sustained Drug Delivery – Punctal Plug Development, (iii) Visudyne®, and (iv) Management of Business to Drive Intermediate-Term Shareholder Value. These goals focused on maintaining significant research and development investment to fuel our long-term growth and maintaining or growing revenues for our current product. The Compensation Committee determined that we achieved 85% of our corporate objectives for 2011, having achieved or exceeded certain of our corporate goals, including our objectives related to the research and development programs, but not achieving our objectives related to U.S. Visudyne sales and profitability or business development. As a result, the cash incentive compensation payment to our Chief Executive Officer was approximately 63.8% of his base salary for 2011. With regard to our other current named executive officers, the individual goal achievement in 2011 varied between 100% and 160% due to each executive achieving, and in some cases, exceeding, certain individual goals unrelated to Visudyne and business development initiatives. Therefore, our cash incentive compensation payments to our other current named executive officers ranged from approximately 39.9% to 55.9% of their base salaries for 2011.

Using Equity as a Key Component of Compensation. Equity awards serve to align the interests of our executive officers with those of our shareholders. Therefore, stock options are a key component of our compensation program. Equity awards, solely in the form of stock options, represented approximately 39% of our current executive officers’ aggregate cash and equity compensation in 2011. Stock options more closely align the interests of our executives with those of our shareholders because the recipient will only realize a return on the option if our stock price increases over the term of the option. In addition, awards of stock options align with our growth strategy and provide significant leverage if our growth objectives are achieved, and place a significant portion of compensation at risk if our objectives are not achieved.

Minimum Share Ownership Guidelines. In September 2009, the Board, on the recommendation of the Compensation Committee, approved share ownership guidelines for executive officers. The share ownership guidelines encourage our Chief Executive Officer to own an amount equal to 1.5 times his base salary as of the date of the implementation of the guidelines, to be satisfied within four years from the implementation of the guidelines, and our other executive officers to each own an amount equal to 0.5 times his or her base salary as of the latest of the date of the implementation of the guidelines and the date he or she becomes an executive officer, in all cases to be satisfied within four years from the applicable date. The value of QLT stock options held by the executive officers is not counted towards fulfilling the share ownership guidelines. The minimum share ownership guidelines continued for 2011. As of April 13, 2012, our Chief Executive Officer and Chief Financial Officer have already achieved their respective target share ownership guidelines.

The Compensation Committee’s decisions with respect to 2011 are discussed in more detail below. In addition, the compensation and benefits provided to our named executive officers for the last three fiscal years are set forth in detail in the Summary Compensation Table and other tables that follow this Compensation Discussion and Analysis, and in the footnotes and narrative material that accompany those tables.

Compensation Governance and Best Practices. We are committed to having strong governance standards with respect to our compensation programs, procedures and practices. The Compensation Committee has, among other things, taken the following actions:

•	retained Radford, an Aon Hewitt company and independent compensation consultant, which reports directly to the Compensation Committee;

•

incorporated compensation analytical tools such as market data for our comparator group for all compensation components, compensation history for each executive and walk-away analysis as part of its annual executive compensation review;

•	implemented share ownership guidelines that align our executives’ long-term interests with those of our shareholders and discourage excessive risk-taking;

•	implemented equity compensation grant procedures that comply with evolving best practices;

•	implemented an annual process to review our incentive compensation and benefit programs and assess the risks related to our company-wide compensation structure, policies and programs; and

•	met in executive sessions at Compensation Committee and Board of Director meetings without the Chief Executive Officer or other management present.

Shareholder Advisory Vote on Executive Compensation

At our 2011 annual general meeting of shareholders, our shareholders voted, in non-binding advisory votes (i) to approve the compensation of our named executive officers and (ii) in favor of having a non-binding shareholder vote on executive compensation every year. The Compensation Committee reviewed the result of the shareholder advisory vote on executive compensation. In light of the approval by a substantial majority of our shareholders of the compensation programs described in our 2011 proxy statement (representing over 95% of the shares represented in person or by proxy at the meeting and entitled to vote), the Compensation Committee did not implement changes to our executive compensation programs as a result of the shareholder advisory vote. The compensation for each of the Company’s named executive officers for the fiscal year 2011 reflects the continued high level of achievement in each individual’s performance and the changes regarding the Company’s financial and operating performance.

Objectives of Our Compensation Program

Compensation Philosophy. We are engaged in a highly specialized and competitive industry. Success in this environment requires talented and motivated executives. The goal of our named executive officer compensation program is to attract, retain and motivate executives and reward business successes that have the potential to increase shareholder value. The Compensation Committee, which is composed of independent members of the Board, is responsible for implementing our executive compensation program and establishing corporate performance objectives and reviewing individual performance objectives that reward our named executive officers when those objectives are met. In considering executive compensation, the Compensation Committee ensures that our total compensation program is competitive, supports our overall strategy and objectives, reflects both risk and reward for our named executive officers and aligns our executive officers’ interests with those of our shareholders. The combination of base salary, annual incentives and long-term incentives that we provide to our named executive officers is designed to accomplish this.

The Compensation Committee obtains information from a number of sources, including North American surveys and reports on executive compensation in the biotechnology industry, as well as internally generated reports of executive compensation practices of a sub-group of biotechnology companies. To assist with its evaluation of executive compensation, the Compensation Committee has the authority to retain independent compensation consultants. The Compensation Committee has periodically engaged Radford to provide director and executive compensation assessments and recommendations to the Compensation Committee. Radford provides data on the compensation and relative performance of peer companies, provides opinions on the degree to which our compensation arrangements are consistent with market practices and our objectives, consults on other compensation matters as needed and, if applicable, recommends compensation guidelines and program designs. Additionally, a representative from Radford attends Compensation Committee meetings at the request of the Compensation Committee, including during in-camera executive sessions without members of management present, as appropriate.

Components of the Compensation Package. At the foundation of the Compensation Committee’s strategy is the principle that there should be both consequences for underperformance and incentives for outstanding performance. This is achieved through a compensation program that emphasizes fixed and variable components which make up the “pay mix” for each executive officer.

There are three major elements to our executive compensation:

•	Base salary;

•	Variable performance-based compensation, consisting of annual cash bonuses based on a comparison of individual and corporate performance to pre-set goals and objectives; and

•	Long-term incentives, consisting of annual grants of long-term stock options.

In addition, our executives are eligible to participate in the benefit plans generally available to all of our employees and to receive an annual executive medical screening consultation (as described in “Health and Life Benefits” below).

Our executive officers are paid in Canadian dollars but, for reporting purposes only, their compensation is set out below in U.S. dollars.

Determining Compensation

Compensation Consultant and Peer Group. In early 2011, the Compensation Committee engaged Radford to provide market data and a comprehensive executive compensation assessment intended to help inform our Compensation Committee for 2011. The Compensation Committee periodically adjusts our comparator group so that QLT compares itself with industry-appropriate peers of comparable size (50 to 300 employees), revenue (generally less than $200 million), market capitalization (generally less than $1 billion), and stage of product pipeline (small commercial biotechnology / specialty pharmaceuticals with products on market). The following 14 public biotechnology companies in the Radford 2010 Global Life Sciences Survey of biotechnology and life-sciences entities, located in North America, comprised our 2011 comparator group for both our director and executive officer compensation review:

Canadian Peer Companies	U.S. Peer Companies
Aeterna Zentaris Inc.	Allos Therapeutics, Inc.
Cardiome Pharma Corporation	Cadence Pharmaceuticals, Inc.
Theratechnologies Inc.	Cambrex Corporation
Enzon Pharmaceuticals, Inc.
Inspire Pharmaceuticals, Inc.
Ista Pharmaceuticals, Inc.
Jazz Pharmaceuticals plc
OraSure Technologies, Inc.
Questcor Pharmaceuticals, Inc.
Santarus, Inc.
Sucampo Pharmaceuticals, Inc.

We removed Angiotech Pharmaceuticals, Inc. from the Canadian Peer Companies we used in 2010 because in 2011 it fell outside of the range of the employee size, revenue and market capitalization metrics described above. We removed ViroPharma Incorporated from our 2010 U.S. Peer Companies because in 2011 it fell outside of the range of the revenue and market capitalization metrics described above. Labopharm Inc. was removed from our 2010 Canadian Peer Companies and ZymoGenetics, Inc. was removed from our 2010 U.S. Peer Companies following their acquisitions by larger pharmaceutical companies.

In considering the market data provided by Radford, the Compensation Committee uses the percentiles or range of percentiles described below from the comparative data as a reference point in determining the amount and mix of compensation for our named executive officers. The Compensation Committee also considers many other factors in determining compensation, consistent with the Company’s compensation philosophy. The result of the Compensation Committee’s review of 2011 executive compensation is described below.

Base Salary. Annual base salary is designed to provide a competitive fixed rate of pay recognizing different levels of responsibility and performance within the Company. Base salaries for our named executive officers are benchmarked against the base salaries paid to executives with similar roles at the companies within our comparator group using the 50th percentile and the 75th percentile as reference points. Actual salaries reflect the Compensation Committee’s consideration of numerous factors, including the individual named executive officer’s experience, length of service, position criticality, scope of responsibilities and performance. In determining whether to increase the base salary for a particular named executive officer, the Compensation Committee considers the results of each named executive officer’s individual goal achievement and overall performance, comparative survey data for equivalent executive positions in our comparator group, along with the other elements of compensation received by our named executive officers.

After consideration of the Radford report and overall corporate and individual performance, in March 2011, the Board, on the recommendation of the Compensation Committee, determined that the base salary of Mr. Butchofsky, our President and Chief Executive Officer, and each of our other named executive officers fall at or around the 75th percentile of our comparator group and would not be adjusted. Ms. Cadden’s base salary was set at slightly over the 25th percentile of our comparator group when she was promoted to Senior Vice President, Development in September 2011. In approving Ms. Cadden’s base salary, the Compensation Committee considered many factors, including her relative experience in the position and the other components of Ms. Cadden’s total compensation package.

Pay-at-Risk Compensation. We have a compensation philosophy that includes a pay-at-risk component under our annual cash incentive compensation program. The annual cash incentive award represents income at risk - it is only paid if and to the extent certain goals and objectives are met. The annual cash incentive compensation that each named executive officer is eligible to receive is based on a pre-determined target percentage of his or her base salary, determined in accordance with practices of our comparator group and taking into account scope and level of responsibility. The Compensation Committee also believes that the success of the Company is based in part on the achievements of the named executive officers as a group and, therefore, the target annual award percentage is determined by considering competitive rates of incentive compensation for the named executive officers as a group and not just on a position-specific basis.

The target annual award percentage of base salary for each named executive officer is reviewed by the Compensation Committee annually, using the 75th percentile of our comparator group as a reference point. When combined with base salaries, cash incentive awards provide the opportunity for a named executive officer to achieve total cash compensation, when targeted levels of performance are achieved or exceeded, exceeding the 50th percentile of our comparator group. We define “total cash compensation” as base salary plus annual target bonus under our annual cash incentive compensation program. The Compensation Committee believes that, given our competitive industry, this pay-for-performance compensation strategy allows a biotechnology company in our location and of our size to competitively attract and retain talented executives while aligning the strategic interests of our executives and shareholders.

According to the Radford report, the 75% target annual award percentage for Mr. Butchofsky and the 45% target annual award percentage for each of Ms. Lupini, Dr. Lussow and Mr. Nelson was determined to fall at or near the 75th percentile of our comparator group. Following a review of each of the named executive officer’s scope and level of responsibility within the Company, the Compensation Committee did not adjust the target annual award percentage for these named executive officers in 2011. In connection with her promotion in September 2011, Ms. Cadden’s target annual award percentage was set at 45% of her base salary based upon her scope and level of responsibility and the Compensation Committee’s desire to maintain internal parity.

The amount of annual cash incentive compensation that our executive officers were eligible to receive for 2011 is as follows:

Level	Target Bonus (as a % of base salary)	Range of Possible Bonus Payment (as a % of base salary) (1)	Weighting between Corporate and Individual Goals

Chief Executive Officer	75%	0 - 150%	100% Corporate

Chief Financial Officer and Senior Vice Presidents	45%	0 - 90%	75% Corporate / 25% Individual

(1)

Executive officers may attain between 0% and 200% of their individual goals, depending on performance. Executive officers may attain between 0% and 200% of a corporate goal, depending on the extent to which the goal is achieved.

The breakdown between corporate and individual objectives that determine the cash payout amounts are weighted heavily toward overall achievement of corporate objectives to align our executives with objective measures of corporate performance while ensuring that specific functional/departmental objectives are also achieved so to align employees below the executive level.

Establishing Goals

Individual Goals. At the beginning of each performance year period and thereafter each quarter, the criteria for assessing an individual named executive officer’s performance (other than that of the Chief Executive Officer) are developed and reviewed by the Chief Executive Officer in consultation with the particular named executive officer. The individual goals are primarily objective and measurable, relate to the individual named executive officer’s area of responsibility and are designed to facilitate the achievement of our corporate goals. It is possible for a named executive officer to attain between 0% and 200% of his or her individual goals depending on performance, although the Compensation Committee has the discretion to recognize additional factors and award bonuses outside of this range. The extent to which those individual goals have been achieved or exceeded is determined largely from the annual performance recommendations for each of the other named executive officers prepared by the Chief Executive Officer and approved by the Compensation Committee. Cash incentive compensation for the Chief Executive Officer is determined based solely on achievement of the corporate goals as approved by the Board.

Corporate Goals. At the beginning of each performance year period, the criteria for assessing QLT’s performance are: (i) developed by the Chief Executive Officer in consultation with management, (ii) reviewed and approved by the Compensation Committee, (iii) approved by the Board, and (iv) communicated to the participants. In early 2011, on the recommendation of the Compensation Committee, the Board approved specific corporate goals for QLT to achieve. The corporate goals include base corporate goals which are described below and measure from 0 – 100% achievement. The Compensation Committee, however, has the discretion to recognize additional factors and assess the Company’s corporate goal achievement up to a maximum 200%. In determining whether the Company’s corporate goals have been achieved beyond 100% and up to a possible 200%, the Compensation Committee will consider factors and achievements it considers appropriate, including, but not limited to, the bonus corporate goals described below.

The Compensation Committee recommended, and the Board set, the following high-level base corporate goals and bonus corporate goals, and the relative weighting for each goal for QLT for 2011. Our strategic plans, corporate goal achievements from prior years and industry trends assist in determining realistic but challenging goals for each year. The weightings are intended to reflect the relative priority, importance and impact of each objective on the Company’s successes.

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Synthetic Retinoid Program: 40% - based on the achievement of specified milestones related to clinical development progress and results for the synthetic retinoid program and achievement of specified product research and development results. If specified program milestones were achieved, bonus corporate goals for up to an additional 30% were assigned for achievement of specified follow-on clinical development on the synthetic retinoid program, and further product research and development.

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Sustained Drug Delivery: Punctal Plug Development: 20% - based on the achievement of specified milestones related to clinical development progress and results for the latanoprost punctal plug drug delivery program (“L-PPDS”) and achievement of specified milestones following positive or negative L-PPDS clinical results. If specified program milestones were achieved for the L-PPDS or the olopatadine punctal plug delivery system, bonus corporate goals for up to an additional 20% were assigned for achievement of additional specified program milestones.

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Visudyne®: 20% - based on the achievement of target U.S. Visudyne sales of $24.4 million and a specified target U.S. pre-tax profitability on Visudyne sales. A bonus corporate goal for up to an additional 5% was assigned for the achievement of a higher specified target U.S. pre-tax profitability on Visudyne sales.

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Manage Business to Drive Intermediate-Term Shareholder Value: 20% - based on the completion of a strategic plan for the Company and business development activities. There was no bonus corporate goal ascribed to this corporate goal.

To reflect the relative value of each achievement to the resulting value for QLT and our shareholders, within each base corporate goal and bonus corporate goal, the Compensation Committee set out criteria that had to be reached for the goal to be met. In setting these criteria, the Compensation Committee determined that the goals would require significant effort and be difficult for the executives to achieve and would not be achieved with average or below average performance.

Evaluating Goal Achievement

After each fiscal year, our Chief Executive Officer presents a recommendation to the Compensation Committee for performance bonus payments based on the results achieved as compared to targets established for that fiscal year. The Compensation Committee has the discretion to award the amount corresponding to that level of achievement, or to modify the award payable if it believes a modification would be in the best interests of QLT and its shareholders. In performing its assessment, the Compensation Committee may also consider market, business or organizational factors that may have impacted achievement of a specific goal.

In early 2012, the Compensation Committee considered the performance of QLT relative to the corporate objectives set in early 2011. Based on the achievement of QLT against the base corporate goals and the bonus corporate goals, the Compensation Committee determined that QLT achieved 85% of its 2011 corporate objectives. The following chart illustrates the level of achievement of the 2011 corporate goals:

Goal	Target %	Actual Overall %

Synthetic Retinoid Program	40%	45%(1)

Sustained Drug Delivery: Punctal Plug Development	20%	25%(2)

Visudyne®	20%	0%

Manage Business to Drive Intermediate Term Shareholder Value	20%	15%

Total	100%	85%

(1)	45% represents that the Synthetic Retinoid Program goal was achieved at a level equal to 112.5% of the 40% target, which included achievement of certain bonus corporate goals.

(2)	25% represents that the Sustained Drug Delivery: Punctal Plug Development goal was achieved at a level equal to 125% of the 20% target, which included achievement of a bonus corporate goal.

In evaluating our performance against the goals established for 2011, and determining the extent to which those goals were successfully achieved, the Compensation Committee recognized the following factors:

•	Synthetic Retinoid Program: The following principal clinical and regulatory development objectives to advance the Company’s synthetic retinoid program were achieved in 2011:

•	expanded enrolment and received positive results from the single center Phase Ib study of QLT091001 in subjects with Leber Congenital Amaurosis (“LCA”);

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expanded enrolment and clinical sites into the United States and Europe, and received positive preliminary results from the Phase Ib study of QLT091001 in subjects with early onset Retinitis Pigmentosa (“RP”);

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the issuance of a key U.S. patent (U.S. Patent No. 7,951,841) related to the synthetic retinoid program, covering various methods of use of QLT091001 in the treatment of diseases associated with an endogenous 11-cis-retinal deficiency, expiring on July 27, 2027; and

•

following positive results from the Phase Ib study of QLT091001 in LCA, the following bonus corporate goal achievements were recognized: (i) completed certain follow-on manufacturing and formulations work on QLT091001, (ii) commenced positive ongoing dialogue with the U.S. Food and Drug Administration and the European Medicines Agency for a potential pivotal trial of QLT091001 in LCA, and (iii) initiated a clinical safety study in healthy volunteers to test intermittent, multiple oral dosing cycles of QLT091001.

As a result, QLT was determined to have achieved 45% out of a possible 40% with respect to this goal.

•	Sustained Drug Delivery: Punctal Plug Development: The following principal clinical and regulatory development objectives to advance the Company’s L-PPDS program were achieved in 2011:

•	received positive four-week results from the multi-center Phase II clinical study on the safety and efficacy of the L-PPDS in subjects with ocular hypertension and open-angle glaucoma;

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following positive results from the four-week Phase II L-PPDS study, initiated two additional Phase II L-PPDS clinical trials to further evaluate the safety, efficacy and duration of effect of the L-PPDS, including assessment of the effect of tearing, latanoprost dosage and the single versus double plug approaches; and

•	completed a transaction for the purpose of advancing the development and commercialization potential of the L-PPDS, which was a specified bonus corporate goal.

As a result, QLT was determined to have achieved 25% out of a possible 20% for this goal.

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Visudyne®: U.S. Visudyne sales were $21.0 million in 2011, compared to our target of $24.4 million. We also did not achieve our target U.S. pre-tax profitability goal related to Visudyne sales. As a result, QLT achieved 0% out of a possible 20% for this goal.

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Manage Business to Drive Intermediate-Term Shareholder Value: The results related to our goals to drive intermediate-term shareholder value were mixed. In 2011, we completed a strategic plan for the Company, however, our goal related to business development through strategic in-licensing or acquisitions was not achieved. As a result, QLT was determined to have achieved 10% out of a possible 20% for this goal.

In addition to the achievements noted above, the Compensation Committee also gave consideration to additional achievements made during the year, namely, (i) the Company’s completion of a comprehensive marketing compliance and corporate training program, and (ii) the research and regulatory progress made in the development of a proprietary photodynamic therapy (PDT) laser for use in Visudyne therapy. These accomplishments were determined to enhance the overall corporate goal achievement by an aggregate 5%.

Analysis of Named Executive Officers Compensation and Goals

President and Chief Executive Officer. Our President and Chief Executive Officer has no individual goals and our corporate goals determine our President and Chief Executive Officer’s bonus. As noted above, the Compensation Committee determined that QLT achieved 85% of its corporate goals for 2011, resulting in a 2011 annual cash incentive compensation payment to Mr. Butchofsky of $348,533, which represented approximately 63.8% of his base salary for 2011.

Senior Vice President, Finance and Chief Financial Officer. In 2011, the following individual goals were established for Mr. Nelson: (i) support efforts to drive intermediate-term shareholder value, including through supporting development of a strategic corporate plan, supporting business development efforts and effectively managing capital structure, (ii) provide high-caliber financial and other support (including implementing information technology initiatives) for the Company’s Visudyne commercial operations, (iii) maintain accurate financial reporting, including internal control over financial reporting (Sarbanes-Oxley compliance) for QLT and its subsidiaries, (iv) continue to identify processes and initiatives to streamline and enhance efficiencies in the accounting process and budgeting and forecasting cycles, and (v) foster and support a commercial culture throughout the organization. Mr. Nelson was determined to have met, partially met or exceeded each of these goals, to achieve, overall by percentage, 108% of his individual goals for 2011. Based upon the achievement of the corporate goals and his individual goals, and the relative weighting between them (75% dependent upon corporate goal achievement; 25% dependent upon individual goal achievement), Mr. Nelson was awarded a cash incentive compensation amount for 2011 equal to $145,179, which represented approximately 40.8% of his base salary for 2011.

Senior Vice President, Human Resources and Organizational Development. In 2011, the following individual goals were established for Ms. Lupini: (i) manage organizational change and growth, including completing and integrating key new hires, (ii) implement programs to motivate and retain key employees, including competitive compensation programs and programs/training to foster a performance-driven culture, (iii) manage human resources and facilities operations in Canada and the U.S., (iv) support strategic corporate initiatives, including business development opportunities, and (v) provide support to the commercial team, including various organizational initiatives that foster a commercially compliant culture. Ms. Lupini was assessed as having met, partially met or exceeded each of these goals, to achieve, overall by percentage, 160% of her individual goals for 2011. Based upon the achievement of the corporate goals and her individual goals, and the relative weighting between them (75% dependent upon corporate goal achievement; 25% dependent upon individual goal achievement), Ms. Lupini was awarded a cash incentive compensation amount for 2011 equal to $135,795, which represented approximately 46.9% of her base salary for 2011.

Senior Vice President, Business Development and Commercial Operations. In 2011, the following individual goals were established for Dr. Lussow: (i) identify, evaluate and negotiate strategic business development initiatives consistent with overall corporate strategy, (ii) conduct market research supporting the Company’s product pipeline, (iii) manage Visudyne product supply chain, (iv) support commercial sales team, and (v) foster and support a commercial culture throughout the organization. Dr. Lussow was assessed as having met, partially met or exceeded each of these goals, to achieve, overall by percentage, 100% of his individual goals for 2011. Based upon the achievement of the corporate goals and his individual goals, and the relative weighting between them (75% dependent upon corporate goal achievement; 25% dependent upon individual goal achievement), Dr. Lussow was awarded a cash incentive compensation amount for 2011 equal to $129,436, which represented approximately 39.9% of his base salary for 2011.

Senior Vice President, Development. In 2011, individual goals were established for Ms. Cadden under our annual cash incentive compensation program (at a target 35% of base salary prior to Ms. Cadden’s promotion to Senior Vice President, Development in September 2011, and increased to 45% of base salary following Ms. Cadden’s promotion) (75% dependent upon corporate goal achievement; 25% dependent upon individual goal achievement), and in February 2011, upon her promotion to Vice President, Regulatory and Clinical Affairs following the departure of Dr. Dipak Panigrahi, individual goals were established to enable additional annual cash incentive compensation of up to 20% of Ms. Cadden’s base salary. Ms. Cadden’s 2011 individual goals were: (i) achieve specified clinical and regulatory milestones related to the punctal plug drug delivery system program, including completion of the Phase II L-PPDS clinical trial within the target time frame, (ii) achieve specified clinical and regulatory milestones related to the synthetic retinoid program within target time frames, including (A) expand the QLT091001 Phase Ib study into multiple investigator sites in the U.S. and Europe through submission of an Investigational New Drug Application in the U.S. and equivalent applications in the European Union, (B) complete RP subject enrolment in the QLT091001 Phase Ib study, (C) complete assessment and report the LCA subject data in the QLT091001 Phase Ib study; and (D) advance regulatory efforts with the FDA and the European Medicines Agency to advance the QLT091001 LCA program towards a pivotal trial, (iii) assist to develop and implement a staffing resources plan to manage critical clinical and pre-clinical deliverables, (iv) oversee the Visudyne life cycle management team, and (v) review and oversee development of updated promotion review and other internal clinical and regulatory procedures. Ms. Cadden was assessed as having met, partially met or exceeded each of these goals, to achieve, overall by percentage, 125% of her individual goals under our annual cash incentive compensation program and 100% of her individual goals established in February 2011. Based upon the achievement of the corporate goals and her individual goals, and the relative weighting between them to attain up to 65% of base salary, Ms. Cadden was awarded a cash incentive compensation amount for 2011 equal to $163,863, which represented approximately 55.9% of her base salary for 2011, prorated to reflect her promotion date of September 14, 2011.

Equity Grants Policy. Equity compensation represents a significant portion of named executive officer total compensation at QLT. The amount and type of equity awards are intended to align our named executive officers’ interests with shareholder interests, increasing named executive officer compensation derived from sustained increases in the value of our common stock. These equity-based awards also serve as a retention incentive. In setting the equity compensation levels of our named executive officers, the Compensation Committee considers the prior grants of stock options to the named executive officer, the level of responsibility and expected future contributions of the named executive officer, the performance of the named executive officer in the year, the total cash compensation level of the named executive officer, the fair value of long-term incentives awarded to executives in similar positions in our comparator group, and the ability of stock options to retain executive officers.

QLT currently maintains one equity compensation plan, the 2000 Plan, as discussed under “Securities Authorized for Issuance Under Equity Compensation Plans” below in this Proxy Statement, which provides for the issuance of stock options to directors, officers, employees and key consultants of QLT and its affiliates. Option grants are meant to directly link executive compensation to value creation for shareholders, and the amount (if any) each executive ultimately realizes from the options depends solely on the increase in value of our shares from the date of grant through the date of exercise. If the Restated Plan is approved, the Restated Plan will also provide for the issuance of restricted stock units (RSUs).

Our Board has adopted a policy for granting equity awards to all employees, including our executive officers. Pursuant to that policy, and as was our practice in the past, only our Board or the Compensation Committee are authorized to grant equity awards and, except in the case of awards for new hires, equity awards will be decided once a year at a regularly scheduled meeting. Under the 2000 Plan, all stock option grants are approved after the market close and the exercise price of stock options will not be less than the closing price on the TSX on the date of grant.

All options granted to our named executive officers are exercisable for a term of five years and vest in 36 equal monthly instalments. In our view, monthly vesting over three years facilitates retention while also providing a program that is consistent with market practices to attract and retain talent. In addition, in the event a named executive officer’s employment is terminated without cause (other than due to a change of control), 50% of the options then unvested will automatically vest. Whether or not the executive officer’s employment with us continues following a change of control of QLT, 100% of the then unvested options will vest upon the occurrence of a change of control of QLT. These terms provide our executives with certain financial security that enhances our ability to attract and retain key employees.

On May 25, 2011, our Compensation Committee granted Mr. Butchofsky an option to purchase 300,000 common shares and each of our other named executive officers (other than Ms. Cadden who had not yet been promoted to Senior Vice President, Development at the time of the option grant) an option to purchase 90,000 common shares. Mr. Butchofsky received a larger grant given his responsibility overall for the Company. The size of the grants was based upon internal parity among our Senior Vice Presidents and determined with reference to falling between the 50th and 75th percentiles of our comparator group in terms of value delivered to the named executive officers. Prior to her designation as a named executive officer in September 2011, Ms. Cadden was granted 80,000 options in May 2011, which also reflected a grant made at the 50th percentile of our comparator group. The stock option grants to our named executive officers in 2011 were made in accordance with our equity grants policy, are exercisable for a term of five years and vest in 36 equal monthly instalments. Dr. Panigrahi did not receive any stock option grants in 2011.

Minimum Share Ownership Guidelines for Executive Officers. To further align our executives’ financial interests with those of our shareholders, in September 2009, the Board, on the recommendation of the Compensation Committee, approved share ownership guidelines for executive officers, encouraging share ownership as follows:

•

Chief Executive Officer: an amount equal to 1.5 times the Chief Executive Officer’s annual base salary in September 2009 (the date of the share ownership guideline implementation), satisfied within four years from the date of assuming the position of Chief Executive Officer;

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Other named executive officers: an amount equal to 0.5 times the named executive officer’s annual base salary (determined on the latest of: (i) September 2009; (ii) the date they are hired into a position as an executive officer; and (iii) the date they assume a new position as an executive officer), satisfied within four years from such applicable date.

The value of QLT stock options held by the executives is not counted towards fulfilling the share ownership guidelines. The value of the shares owned for the purposes of fulfilling the share ownership guidelines is determined as the greater of the acquisition cost or the market value at the time of the determination. Compliance with the share ownership guidelines is evaluated on an annual basis by the Corporate Governance and Nominating Committee. As of April 13, 2012, Messrs. Butchofsky and Nelson have satisfied the guidelines. Ms. Lupini, Dr. Lussow and Ms. Cadden are progressing toward satisfying the guidelines.

Health and Life Benefits. Our named executive officers receive medical, dental, life insurance and other benefits generally made available to all of our employees. In addition, our named executive officers may participate in a screening and disease prevention program, under which our named executive officers and their immediate family members are eligible to obtain a full medical and disease prevention evaluation each year reimbursed by QLT as a taxable benefit and subject to certain fee caps agreed upon by QLT with the external benefit provider.

Registered Retirement Savings Plan (RRSP) Matching Program. Our named executive officers resident in Canada are eligible, along with all other QLT employees resident in Canada, to participate in our registered retirement savings plan (RRSP) matching program. Under this program, we match the amount contributed by the named executive officer into his or her RRSP annually (or into QLT’s group RRSP Plan) up to 50% of the annual maximum amount allowable by the Canada Revenue Agency, less any applicable tax withholdings.

Tax and Accounting Considerations. The Board and the Compensation Committee generally consider the financial accounting and tax implications of their named executive officer compensation decisions. While generally QLT is not subject to tax in the United States, when applicable, the Compensation Committee and the Board will consider the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our named executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for our Chief Executive Officer and each of the other named executive officers (other than our Chief Financial Officer), unless compensation is performance-based. The Compensation Committee, where it determines that Section 162(m) is applicable and it is reasonably practicable, will seek to qualify the variable compensation paid to our named executive officers for an exemption from the deductibility limitations of Section 162(m).

Compensation of Executive Officers

2011 Summary Compensation Table

The following table summarizes total compensation for the 2011, 2010 and 2009 fiscal years earned by our named executive officers.

Name and Principal Position	Year		Salary (US$)(1)		Bonus (US$)			Option Award (US$)(2)		Non-Equity Incentive Plan Compensation (US$)		All Other Compensation (US$)(3)			Total (US$)
Robert L. Butchofsky President and Chief Executive Officer	2011 2010 2009		$ $ $	546,718 524,899 430,599		— — —		$ $ $	843,623 509,555 218,323	$ $ $	348,533 254,904 153,939	$ $ $	16,992 15,828 8,763	(4)	$ $ $	1,755,866 1,305,186 811,624

Cameron R. Nelson Senior Vice President, Finance and Chief Financial Officer	2011 2010 2009		$ $ $	355,505 341,317 299,027		— — —		$ $ $	253,087 203,822 87,329	$ $ $	145,179 114,906 105,800	$ $ $	16,992 10,196 21,074	(4)	$ $ $	770,763 670,241 513,230

Linda M. Lupini Senior Vice President, Human Resources and Organizational Development	2011 2010 2009		$ $ $	289,368 277,819 250,699		— — —		$ $ $	253,087 203,822 87,329	$ $ $	135,795 96,655 88,701	$ $ $	15,070 10,196 8,763	(5)	$ $ $	693,320 588,492 435,492

Alexander R. Lussow Senior Vice President, Business Development and Commercial Operations	2011 2010 2009		$ $ $	324,095 311,161 280,786		— — —		$ $ $	253,087 203,822 87,329	$ $ $	129,436 101,254 99,346	$ $ $	11,353 13,498 9,201	(6)	$ $ $	717,971 629,734 476,662

Suzanne M. Cadden Senior Vice President, Development	2011 2010	(7) (8)	$ $	293,208 71,261	$	— 24,277	(9)	$ $	224,966 111,338	$ $	163,863 18,334	$ $	10,114 27,477	(10) (10)	$ $	692,152 252,686

Dipak Panigrahi Former Senior Vice President, Research and Development and Chief Medical Officer	2011 2010		$ $	66,375 257,845	$	— 203,923	(9)	$	— 764,333	$	— 84,197	$ $	954,337 300,047	(11)	$ $	1,020,712 1,610,345

*	Note: where amounts shown were paid or priced in Canadian dollars, amounts for 2011 set out in the Summary Compensation Table represent the U.S. dollar equivalent to those amounts converted using an average of 2011 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = CAD$0.9887. Amounts for 2010 were converted using an average of 2010 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = CAD$1.0298. Amounts for 2009 were converted using an average of 2009 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = CAD$1.1412.

(1)

Annual salaries were paid in Canadian dollars but are stated here in U.S. dollars for reporting purposes only. There is an increase in the annual base salaries for each named executive officer for the 2010 and 2011 annual salaries due to the change in the Canadian to U.S. dollar exchange rates during each year. Mr. Butchofsky’s annual base salary for 2009 reflects his voluntary 10% base salary pay cut taken in 2007. Mr. Butchofsky’s annual base salary for 2010 reflects his base salary increase of 10% for 2010. Mr. Nelson received a base salary increase of 3% for 2010. Ms. Cadden received a base salary increase of 11.4% effective September 14, 2011 in connection with her promotion to Senior Vice President, Development. See the “Compensation Discussion and Analysis” section above for further details.

(2)

Amounts reported reflect the grant date fair value of options granted, calculated in accordance with ASC Topic 718 for share-based payment transactions and exclude the impact of estimated forfeitures related to service based vesting conditions. For a discussion of the assumptions made in the valuations reflected in this column, see the Company’s Annual Report on Form 10-K under Note 12 to the Consolidated Financial Statements for fiscal 2011.

(3)	Of the amount reported for each of Mr. Butchofsky, Ms. Lupini and Mr. Nelson for 2011, $11,126 constitutes contribution matching under QLT’s registered retirement savings plan (RRSP) matching program.

(4)	Of the amount reported, $5,866 constitutes a taxable benefit reimbursement for personal and family healthcare services.

(5)	Of the amount reported, $3,945 constitutes a taxable benefit reimbursement for personal and family healthcare services.

(6)	Amount reported constitutes contribution matching under QLT’s registered retirement savings plan (RRSP) matching program.

(7)	Ms. Cadden was promoted to Senior Vice President, Development, effective September 14, 2011.

(8)	The figures reflect Ms. Cadden’s commencement of employment with the Company as Vice President, Regulatory Affairs on September 22, 2010.

(9)	Amount reported constitutes a signing bonus.

(10)	Amount reported constitutes expenses associated with Ms. Cadden’s relocation to Vancouver.

(11)

Of the amount reported, $161,404 constitutes payments made to Dr. Panigrahi in connection with his resignation from a previous employer. QLT reimbursed Dr. Panigrahi $65,318 of this amount in February 2011 and $96,086 of this amount in connection with Dr. Panigrahi’s departure from the Company (see table below), consisting of signing bonus and relocation and moving costs which were paid to Dr. Panigrahi by a previous employer and which Dr. Panigrahi was then required to repay as a result of his resignation from that employer. Dr. Panigrahi’s last day of employment with the Company was February 22, 2011. The table below sets forth the payments made to Dr. Panigrahi and the grant date fair value of the accelerated vesting of stock options in connection with his departure from the Company:

Benefits, Options and Payment Categories	Amount (US$)(1)
Compensation:
Base Salary	$381,656
2011 Performance Period Cash Bonus	$26,023
Subsequent Performance Periods	—
Accelerated Vesting of Stock Options(2)	$298,540	(3)
Benefits and Perquisites:
RRSP Contributions	—
Benefits Compensation	$38,165
Reimbursement for Resignation Costs(4)	$96,086
Accommodation(5)	$48,549
Outplacement Counselling	—
Moving Expenses	—

Total	$889,018

(1)

The payments were made to Dr. Panigrahi in Canadian dollars. The amounts set out in the above table represent the U.S. dollar equivalent of those payments converted using an average of 2011 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = CAD$0.9887.

(2)

Pursuant to the terms of his stock option agreement previously entered into with QLT, on February 22, 2011, 50% (options to purchase 112,500 common shares) of Dr. Panigrahi’s then unvested stock options automatically vested and became exercisable until May 23, 2011.

(3)

The grant date fair value of options granted was calculated in accordance with ASC Topic 718 for share-based payment transactions and exclude the impact of estimated forfeitures related to service-based vesting conditions. For a discussion of the assumptions made in the valuation reflected in this figure, see the Company’s Annual Report on Form 10-K under Note 12 to the Consolidated Financial Statements for fiscal 2011.

(4)

This amount was paid to Dr. Panigrahi in connection with his resignation from a previous employer. QLT reimbursed Dr. Panigrahi this amount, consisting of signing bonus and relocation and moving costs which were paid to Dr. Panigrahi by a previous employer and which Dr. Panigrahi was then required to repay as a result of his resignation from that employer.

(5)	Dr. Panigrahi was reimbursed for leasing accommodations while residing in Vancouver through August 2011.

Grants of Plan-Based Awards for the Fiscal Year Ended December 31, 2011 Table

The following table provides certain information concerning each grant of an award made to a named executive officer in fiscal 2011.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/ Sh)(2)	Grant Date Fair Value of Stock and Option Awards ($)(3)
		Target ($)(1)	Maximum ($)(1)

Robert L. Butchofsky	05/25/11	$410,038	$820,077	300,000	$7.28	$843,623

Cameron R. Nelson	05/25/11	$159,977	$319,955	90,000	$7.28	$253,087

Linda M. Lupini	05/25/11	$130,216	$260,431	90,000	$7.28	$253,087

Alexander R. Lussow	05/25/11	$145,843	$291,686	90,000	$7.28	$253,087

Suzanne M. Cadden	05/25/11	$131,944	$263,887	80,000	$7.28	$224,966

Dipak Panigrahi(4)	—	$179,213	$358,425	—	—	—

(1)

Amounts represent the Target and Maximum for the Company’s cash incentive compensation program for 2011. See the section entitled “Compensation Discussion and Analysis - Analysis of Named Executive Officers Compensation and Goals” above for a discussion of non-equity incentive plan payouts. There is no threshold minimum amount that could be paid as a bonus under the Company’s cash incentive compensation program for 2011.

(2)

Options were granted/priced in Canadian dollars at CAD$7.20 but have been converted to U.S. dollars for disclosure purposes using an average of 2011 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = CAD$0.9887.

(3)

The grant date fair value of options granted was calculated in accordance with ASC Topic 718 for share-based payment transactions and exclude the impact of estimated forfeitures related to service based vesting conditions. For a discussion of the assumptions made in the valuations reflected in this column, see the Company’s Annual Report on Form 10-K under Note 12 to the Consolidated Financial Statements for fiscal 2011.

(4)	The amount actually paid under the Company’s cash incentive compensation program to Dr. Panigrahi for fiscal 2011 through his last day of employment with the Company of February 22, 2011, was $26,023.

Outstanding Equity Awards at 2011 Fiscal Year-End Table

The following table provides information concerning unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer outstanding as of the end of fiscal 2011.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(2)			Option Expiration Date(3)
Robert L. Butchofsky	58,333 105,556 215,278 450,000 250,000	241,667 94,444 34,722 — —	$ $ $ $ $	7.28 ($7.20 CAD 6.34 ($6.27 CAD 2.47 ($2.44 CAD 3.77 ($3.73 CAD 8.58 ($8.48 CAD	) ) ) ) )	May 24, 2016 May 20, 2015 May 3, 2014 May 16, 2013 May 16, 2012

Cameron R. Nelson	17,500 42,222 86,111 150,000 90,000	72,500 37,778 13,889 — —	$ $ $ $ $	7.28 ($7.20 CAD 6.34 ($6.27 CAD 2.47 ($2.44 CAD 3.77 ($3.73 CAD 8.58 ($8.48 CAD	) ) ) ) )	May 24, 2016 May 20, 2015 May 3, 2014 May 16, 2013 May 16, 2012

Linda M. Lupini	17,500 42,222 86,111 150,000 75,000	72,500 37,778 13,889 — —	$ $ $ $ $	7.28 ($7.20 CAD 6.34 ($6.27 CAD 2.47 ($2.44 CAD 3.77 ($3.73 CAD 8.58 ($8.48 CAD	) ) ) ) )	May 24, 2016 May 20,2015 May 3, 2014 May 16, 2013 May 16, 2012

Alexander R. Lussow	17,500 42,222 86,111 120,000 45,000	72,500 37,778 13,889 — —	$ $ $ $ $	7.28 ($7.20 CAD 6.34 ($6.27 CAD 2.47 ($2.44 CAD 3.77 ($3.73 CAD 8.58 ($8.48 CAD	) ) ) ) )	May 24, 2016 May 20, 2015 May 3, 2014 May 16, 2013 May 16, 2012

Suzanne M. Cadden	15,556 13,333	64,444 26,667	$ $	7.28 ($7.20 CAD 6.80 ($6.72 CAD	) )	May 24, 2016 December 8, 2015

(1)	All stock options vest in equal instalments over 36 months from the date of grant.

(2)

All stock options were granted with an exercise price denominated in Canadian dollars. Exercise prices have been converted to U.S. dollars for disclosure purposes using an average of 2011 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = CAD$0.9887.

(3)	All stock options have a term expiring five years from the date of grant.

Option Exercises and Stock Vested Table

The following table provides information with respect to option exercises during fiscal 2011 by our named executive officers. None of our named executive officers hold stock awards.

	Shares Acquired on Exercise (#)		Value Realised(1) (US$)
Alexander R. Lussow	30,000	(2)	$99,500
Dipak Panigrahi(3)	187,500	(4)	$193,730

(1)

Value realised is (i) the fair market value (sale price) on the date of exercise, less the option exercise price, multiplied by (ii) the number of options exercised. All stock options were granted with an exercise price denominated in Canadian dollars. Exercise prices and fair market values have been converted to U.S. dollars for disclosure purposes using an average of 2011 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = CAD$0.9887.

(2)	Options to purchase 30,000 common shares having an exercise price of CAD$3.73 were exercised by the executive.

(3)	Dr. Panigrahi’s last day of employment with the Company was February 22, 2011.

(4)	Options to purchase 187,500 common shares having an exercise price of CAD$6.27 were exercised by Dr. Panigrahi.

Pension Benefits Table

We do not have any pension plans for our named executive officers.

Nonqualified Deferred Compensation Table

We do not have any nonqualified deferred compensation plans for our named executive officers.

Post-Employment Compensation and Change in Control Arrangements

We have entered into the employment agreements summarized below with our named executive officers.

Employment Agreement with Mr. Butchofsky. In 2005, Mr. Butchofsky entered into an employment agreement with QLT under which he was appointed Acting Chief Executive Officer. On February 27, 2006, he was promoted to President and Chief Executive Officer. Under the terms of Mr. Butchofsky’s employment agreement, in the event that QLT terminates Mr. Butchofsky’s employment without cause, Mr. Butchofsky is entitled to payment of salary and cash incentive compensation earned to the date of termination and (a) notice or pay in lieu of notice equal to (i) 18 months’ base salary, plus one month of additional base salary for each year of employment after September 2006, up to a maximum of 24 months, and (ii) cash incentive compensation for the applicable severance period at the target level, (b) an amount to compensate for the cost of lost health-related benefits, and (c) payment for outplacement counselling services to assist the executive officer in seeking alternative employment. Following termination of employment, Mr. Butchofsky will be bound by the terms of a non-competition and non-solicitation agreement, which prohibits him from participating in a competitive business or soliciting our customers or employees for a period of two years following the termination of his employment.

Employment Agreements with Mss. Lupini and Cadden, Drs. Panigrahi and Lussow and Mr. Nelson. Ms. Lupini, Ms. Cadden, Drs. Panigrahi and Lussow and Mr. Nelson each entered into employment agreements with QLT that are similar in form in all material respects. Under those employment agreements, during their employment, each executive officer is entitled to base salary, cash incentive compensation under our cash incentive compensation plan, participation in our stock option plan, and other health-related benefits and registered retirement savings plan employer matching contributions. Except as stated below, in the event that QLT terminates the employment of the executive officer without cause, the employment agreements provide that each executive officer is entitled to (a) in the case of Ms. Lupini and Mr. Nelson, six months’ notice, and in the case of Dr. Lussow and Dr. Panigrahi, twelve months’ notice, and in each case plus one additional month of base salary for each year of service (to a maximum of 24 months in total); and in the case of Ms. Cadden, twelve months’ notice, (b) payment of salary and bonus earned to the date of termination as if all corporate and individual goals for that year have been achieved but not exceeded, (c) an amount to compensate the executive officer for lost benefits during the notice period, and (d) payment for outplacement counselling services to assist the executive officer in seeking alternative employment. Following termination of employment, each executive will be bound by the terms of a non-competition and non-solicitation agreement, which prohibits the executive from participating in a competitive business or soliciting our customers or employees for a period of one year following the termination of his or her employment.

Letter Agreement with Dr. Panigrahi. Dr. Panigrahi’s last day of employment with QLT was February 22, 2011. Pursuant to a letter agreement between Dr. Panigrahi and QLT relating to his departure, Dr. Panigrahi received a lump-sum payment in the aggregate amount of $541,930, continuation of certain health-related benefits until March 21, 2011, and was entitled to receive accommodation payments up to $6,069 (CAD $6,000) per month while residing in Vancouver until February 21, 2012, all in full and final settlement of his contractual entitlements. The total actual payments made to Dr. Panigrahi in 2011 in relation to the accommodation was $48,549 (CAD $48,000). Dr. Panigrahi executed a release in connection with receipt of his separation payments. Pursuant to the terms of his stock option agreement previously entered into with QLT, on February 22, 2011, 50% of his then unvested stock options automatically vested and became exercisable. The grant date fair value of the accelerated vesting of the stock options is $298,540. Any unexercised options expired on May 23, 2011. The details of the payments made to Dr. Panigrahi and the grant date fair value of the accelerated vesting of stock options in connection with his departure are set forth in his table below under “Potential Payments upon Termination or Change of Control.”

Stock Options. Stock options that have been awarded to a named executive officer, but that have not vested upon termination, are to be dealt with pursuant to the terms of the stock option agreements entered into between QLT and its named executive officers, which provide:

•

In the event of retirement, unless otherwise determined by the Compensation Committee, (1) if the executive officer has worked with the Company for at least 20 years, or (2) is at least 60 years of age and has worked continuously on behalf of the Company for at least five years, then all of his or her previously unvested stock options will vest, and all stock options will remain exercisable until the expiration date of the stock options. In the event of retirement where neither (1) or (2) above is applicable, and the retiree has received the consent of the Compensation Committee, then the retiree’s stock options will immediately vest and will terminate upon the earlier of (a) 90 days following the retirement date, or (b) the expiration date of the stock option.

•

In the event of death or termination due to disability, all previously unvested stock options of the named executive officer will vest, and all stock options will remain exercisable until the earlier of (a) twelve months following the date of death, or termination due to disability, of the named executive officer, or (b) the expiration date of the stock option.

•

In the event of a termination of the named executive officer’s employment other than for cause, one-half of the previously unvested stock options of the executive officer will vest. All vested stock options will remain exercisable until the earlier of (a) 90 days following his or her termination of employment, or (b) the expiration date of the stock option.

Change of Control Agreements. Separate change of control agreements have been entered into with our named executive officers, including the President and Chief Executive Officer. The change of control agreements contain “double-trigger” change of control severance provisions, such that the change of control does not, by itself, trigger the severance entitlements. The change of control agreements provide that, in the event of termination by QLT of that executive officer’s employment without cause or by the executive officer after a triggering event (as the terms “cause” and “triggering event” are defined in the agreements) within a period of 24 months following a change of control in QLT, each executive officer will receive a severance payment equal to 18 months’ (or in the case of Mr. Butchofsky, 24 months’) base salary, the maximum Registered Retirement Savings Plan matching contribution to which the executive officer would otherwise be entitled during the severance period, amounts in lieu of certain other health and retirement benefits for the severance period, relocation expenses, outplacement counselling and, in the case of Ms. Lupini, Dr. Lussow and Messrs. Butchofsky and Nelson, an annual cash incentive compensation entitlement calculated at the target cash incentive compensation entitlement that would otherwise have been paid during the severance period.

Under the stock option agreements entered into between QLT and its named executive officers, 100% of the then unvested options granted to the executive officers will vest upon the occurrence of a change in control.

A change of control includes an event in which any person acquires 35% or more of the voting securities of QLT, the sale of all or substantially all of the assets of QLT (other than to an affiliate of QLT or to an entity in which our shareholders held 65% of the voting securities prior to the sale), a merger or other reorganization involving QLT in which the original shareholders of QLT own less than 65% of the resulting merged entity, or a change in the majority of the directors on the Board in any consecutive 24 month period or less such that a majority of the Board members ceases to comprise individuals who either have been (a) Board members continuously since the beginning of such period, or (b) appointed or nominated for election as Board members during such period by at least a majority of the Board members described in subsection (a) above who were still in office at the time the Board approved such appointment or nomination.

Potential Payments upon Termination or Change in Control. The amount of compensation payable to our named executive officers in the event of a termination of employment or a change in control is set forth in the tables below. The amounts in the tables below were calculated assuming the termination of the executive officer’s employment occurred as of December 31, 2011.

Robert L. Butchofsky

Benefits and Payments upon Termination	Resignation (US$)	Retirement (US$)	Termination for Cause (US$)	Termination other than for Cause (US$)		Termination due to Permanent Disability Causing Inability to Act (US$)		Death (US$)		Termination within 24 months after a Change in Control of QLT (US$)
Compensation:
Base Salary	—	—	—	$1,047,876	(1)	$1,047,876	(1)	—		$1,093,436	(2)
Cash Bonus
2011 Performance Period	—	—	—	$410,038	(3)	$410,038	(3)	$410,038	(3)	$410,038	(3)
Subsequent Performance Periods	—	—	—	—		—		—		$820,077
Stock Options
Unvested and Accelerated	—	$965,210	—	$482,605		$965,210		$965,210		$965,210
Benefits and Perquisites:
RRSP Contributions(4)	—	—	—	$11,353		$11,353		$11,353		$35,016
Benefits Compensation	—	—	—	$104,788	(5)	$104,788	(5)	$54,672	(6)	$109,344	(7)
Outplacement Counselling	—	—	—	$5,057		$5,057	(8)	—		$5,057
Moving Expenses	—	—	—	—		—		—		$50,000	(9)

Total	—	$965,210	—	$2,061,718		$2,544,323		$1,441,274		$3,488,178

*	Note: where amounts were agreed upon under the applicable agreements in Canadian dollars, the amounts for 2011 set out above represent the U.S. dollar equivalent to those amounts converted using an average of 2011 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = CAD$0.9887.

(1)	The base salary compensation is paid to the executive in either bi-weekly or monthly instalments or as a lump-sum payment, at the option of QLT.

(2)	The base salary compensation is paid to the executive in one lump-sum payment.

(3)

The bonus must be pro-rated with respect to the portion of the calendar year worked by the executive. As this table assumes that the termination occurs on the last day of the year, the amount shown represents the full year bonus as if all goals were met but not exceeded.

(4)	Assumes that the executive provides proof of a matching contribution for 2011.

(5)	The executive is entitled to continued benefit plan coverage for 30 days and to compensation of 10% of base salary for the balance of the severance period.

(6)	The executive is entitled to 10% of his annual base salary.

(7)

The executive is entitled to continued benefit plan coverage for 30 days and, at the election of the executive until a date not to exceed the severance period, to either continued benefit coverage or to compensation of 10% of base salary or any combination of the two.

(8)

The executive only becomes entitled to this amount if his employment is terminated if he becomes permanently disabled and is unable to perform his duties for a period exceeding six consecutive months or for a period of 180 days (not necessarily consecutive) during any period of 365 consecutive days, and thereafter he ceases to be disabled.

(9)

The amount shown for moving expenses is an estimate only of moving expenses and may be increased in the event the Company was required to reimburse the executive for the costs of the sale of the executive officer’s home in Vancouver. The actual expenses may vary depending on the relocation involved, if the executive officer does in fact relocate. If the executive officer does not relocate to find alternate employment, no amounts would be paid or reimbursed to the executive officer as moving expenses.

Cameron R. Nelson

Benefits and Payments upon Termination	Resignation (US$)	Retirement (US$)	Termination for Cause (US$)	Termination other than for Cause (US$)		Termination due to Permanent Disability Causing Inability to Act (US$)		Death (US$)		Termination within 24 months after a Change in Control of QLT (US$)
Compensation:
Base Salary	—	—	—	$503,632	(1)	$503,632	(1)	—		$533,258	(2)
Cash Bonus
2011 Performance Period	—	—	—	$159,977	(3)	$159,977	(3)	$159,977	(3)	$159,977	(3)
Subsequent Performance Periods	—	—	—	—		—		—		$239,966
Stock Options
Unvested and Accelerated	—	$318,126	—	$159,063		$318,126		$318,126		$318,126
Benefits and Perquisites:
RRSP Contributions(4)	—	—	—	$11,353		$11,353		$11,353		$28,993
Benefits Compensation	—	—	—	$50,363	(5)	$50,363	(5)	$35,551	(6)	$53,326	(7)
Outplacement Counselling	—	—	—	$5,057		$5,057	(8)	—		$5,057
Moving Expenses	—	—	—	—		—		—		$50,000	(9)

Total	—	$318,126	—	$889,446		$1,048,510		$525,008		$1,388,703

*	Note: where amounts were agreed upon under the applicable agreements in Canadian dollars, the amounts for 2011 set out above represent the U.S. dollar equivalent to those amounts converted using an average of 2011 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = CAD$0.9887.

(1)	The base salary compensation is paid to the executive in either bi-weekly or monthly instalments or as a lump-sum payment, at the option of QLT.

(2)	The base salary compensation is paid to the executive in one lump-sum payment.

(3)

The bonus must be pro-rated with respect to the portion of the calendar year worked by the executive. As this table assumes that the termination occurs on the last day of the year, the amount shown represents the full year bonus as if all goals were met but not exceeded.

(4)	Assumes that the executive provides proof of a matching contribution for 2011.

(5)	The executive is entitled to continued benefit plan coverage for 30 days and to compensation of 10% of base salary for the balance of the severance period.

(6)	The executive is entitled to 10% of his annual base salary.

(7)

The executive is entitled to continued benefit plan coverage for 30 days and, at the election of the executive until a date not to exceed the severance period, to either continued benefit coverage or to compensation of 10% of base salary or any combination of the two.

(8)

The executive only becomes entitled to this amount if his employment is terminated if he becomes permanently disabled and is unable to perform his duties for a period exceeding six consecutive months or for a period of 180 days (not necessarily consecutive) during any period of 365 consecutive days, and thereafter he ceases to be disabled.

(9)

The amount shown for moving expenses is an estimate only of moving expenses and may be increased in the event the Company was required to reimburse the executive for the costs of the sale of the executive officer’s home in Vancouver. The actual expenses may vary depending on the relocation involved, if the executive officer does in fact relocate. If the executive officer does not relocate to find alternate employment, no amounts would be paid or reimbursed to the executive officer as moving expenses.

Linda M. Lupini

Benefits and Payments upon Termination	Resignation (US$)	Retirement (US$)	Termination for Cause (US$)	Termination other than for Cause (US$)		Termination due to Permanent Disability Causing Inability to Act (US$)		Death (US$)		Termination within 24 months after a Change in Control of QLT (US$)
Compensation:
Base Salary	—	—	—	$482,280	(1)	$482,280	(1)	—		$434,052	(2)
Cash Bonus
2011 Performance Period	—	—	—	$130,216	(3)	$130,216	(3)	$130,216	(3)	$130,216	(3)
Subsequent Performance Periods	—	—	—	—		—		—		$195,323
Stock Options
Unvested and Accelerated	—	$318,126	—	$159,063		$318,126		$318,126		$318,126
Benefits and Perquisites:
RRSP Contributions(4)	—	—	—	$11,353		$11,353		$11,353		$28,993
Benefits Compensation	—	—	—	$48,228	(5)	$48,228	(5)	$28,937	(6)	$43,405	(5)
Outplacement Counselling	—	—	—	$5,057		$5,057	(7)	—		$5,057
Moving Expenses	—	—	—	—		—		—		—

Total	—	$318,126	—	$836,197		$995,260		$488,632		$1,155,172

*	Note: where amounts were agreed upon under the applicable agreements in Canadian dollars, the amounts for 2011 set out above represent the U.S. dollar equivalent to those amounts converted using an average of 2011 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = CAD$0.9887.

(1)	The base salary compensation is paid to the executive in either bi-weekly or monthly instalments or as a lump-sum payment, at the option of QLT.

(2)	The base salary compensation is paid to the executive in one lump-sum payment.

(3)

The bonus must be pro-rated with respect to the portion of the calendar year worked by the executive. As this table assumes that the termination occurs on the last day of the year, the amount shown represents the full year bonus as if all goals were met but not exceeded.

(4)	Assumes that the executive provides proof of a matching contribution for 2011.

(5)

The executive is entitled to continued benefit plan coverage for 30 days and, at the election of the executive until a date not to exceed the severance period, to either continued benefit coverage or to compensation of 10% of base salary or any combination of the two.

(6)	The executive is entitled to 10% of her annual base salary.

(7)

The executive only becomes entitled to this amount if her employment is terminated if she becomes permanently disabled and is unable to perform her duties for a period exceeding six consecutive months or for a period of 180 days (not necessarily consecutive) during any period of 365 consecutive days, and thereafter she ceases to be disabled.

Alexander R. Lussow

Benefits and Payments upon Termination	Resignation (US$)	Retirement (US$)	Termination for Cause (US$)	Termination other than for Cause (US$)		Termination due to Permanent Disability Causing Inability to Act (US$)		Death (US$)		Termination within 24 months after a Change in Control of QLT (US$)
Compensation:
Base Salary	—	—	—	$459,135	(1)	$459,135	(1)	—		$486,143	(2)
Cash Bonus
2011 Performance Period	—	—	—	$145,843	(3)	$145,843	(3)	$145,843	(3)	$145,843	(3)
Subsequent Performance Periods	—	—	—	—		—		—		$218,764
Stock Options
Unvested and Accelerated	—	$318,126	—	$159,063		$318,126		$318,126		$318,126
Benefits and Perquisites:
RRSP Contributions(4)	—	—	—	$11,353		$11,353		$11,353		$28,993
Benefits Compensation	—	—	—	$45,914	(5)	$45,914	(5)	$32,410	(6)	$48,614	(7)
Outplacement Counselling	—	—	—	$5,057		$5,057	(8)	—		$5,057
Moving Expenses	—	—	—	—		—		—		50,000	(9)

Total	—	$318,126	—	$826,365		$985,429		$507,732		$1,301,541

*	Note: where amounts were agreed upon under the applicable agreements in Canadian dollars, the amounts for 2011 set out above represent the U.S. dollar equivalent to those amounts converted using an average of 2011 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = CAD$0.9887.

(1)	The base salary compensation is paid to the executive in either bi-weekly or monthly instalments or as a lump-sum payment, at the option of QLT.

(2)	The base salary compensation is paid to the executive in one lump-sum payment.

(3)

The bonus must be pro-rated with respect to the portion of the calendar year worked by the executive. As this table assumes that the termination occurs on the last day of the year, the amount shown represents the full year bonus as if all goals were met but not exceeded.

(4)	Assumes that the executive provides proof of a matching contribution for 2011.

(5)	The executive is entitled to continued benefit plan coverage for 30 days and to compensation of 10% of base salary for the balance of the severance period.

(6)	The executive is entitled to 10% of his annual base salary.

(7)

The executive is entitled to continued benefit plan coverage for 30 days and, at the election of the executive until a date not to exceed the severance period, to either continued benefit coverage or to compensation of 10% of base salary or any combination of the two.

(8)

The executive only becomes entitled to this amount if his employment is terminated if he becomes permanently disabled and is unable to perform his duties for a period exceeding six consecutive months or for a period of 180 days (not necessarily consecutive) during any period of 365 consecutive days, and thereafter he ceases to be disabled.

(9)

The amount shown for moving expenses is an estimate only of moving expenses and may be increased in the event the Company was required to reimburse the executive for the costs of the sale of the executive officer’s home in Vancouver. The actual expenses may vary depending on the relocation involved, if the executive officer does in fact relocate. If the executive officer does not relocate to find alternate employment, no amounts would be paid or reimbursed to the executive officer as moving expenses.

Suzanne M. Cadden

Benefits and Payments upon Termination	Resignation (US$)	Retirement (US$)	Termination for Cause (US$)	Termination other than for Cause (US$)		Termination due to Permanent Disability Causing Inability to Act (US$)		Death (US$)		Termination within 24 months after a Change in Control of QLT (US$)
Compensation:
Base Salary	—	—	—	$313,543	(1)	$313,543	(1)	—		$470,315	(2)
Cash Bonus
2011 Performance Period	—	—	—	$141,094	(3)	$141,094	(3)	$141,904	(3)	$141,094	(3)
Subsequent Performance Periods	—	—	—	—		—		—		—
Stock Options
Unvested and Accelerated	—	$258,533	—	$129,267		$258,533		$258,533		$258,533
Benefits and Perquisites:
RRSP Contributions(4)	—	—	—	$11,353		$11,353		$11,353		$28,993
Benefits Compensation	—	—	—	$31,354	(5)	$31,354	(5)	$31,354	(6)	$47,031	(7)
Outplacement Counselling	—	—	—	$5,057		$5,057	(8)	—		$5,057
Moving Expenses	—	—	—	—		—		—		$50,000	(9)

Total	—	$258,533	—	$631,669		$760,936		$442,335		$1,001,024

*	Note: where amounts were agreed upon under the applicable agreements in Canadian dollars, the amounts for 2011 set out above represent the U.S. dollar equivalent to those amounts converted using an average of 2011 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = CAD$0.9887.

(1)	The base salary compensation is paid to the executive in either bi-weekly or monthly instalments or as a lump-sum payment, at the option of QLT.

(2)	The base salary compensation is paid to the executive in one lump-sum payment.

(3)

The bonus must be pro-rated with respect to the portion of the calendar year worked by the executive. As this table assumes that the termination occurs on the last day of the year, the amount shown represents the full year bonus as if all goals were met but not exceeded.

(4)	Assumes that the executive provides proof of a matching contribution for 2011.

(5)	The executive is entitled to continued benefit plan coverage for 30 days and to compensation of 10% of base salary for the balance of the severance period.

(6)	The executive is entitled to 10% of her annual base salary.

(7)

The executive is entitled to continued benefit plan coverage for 30 days and, at the election of the executive until a date not to exceed the severance period, to either continued benefit coverage or to compensation of 10% of base salary or any combination of the two.

(8)

The executive only becomes entitled to this amount if her employment is terminated if she becomes permanently disabled and is unable to perform her duties for a period exceeding six consecutive months or for a period of 180 days (not necessarily consecutive) during any period of 365 consecutive days, and thereafter she ceases to be disabled.

(9)

The amount shown for moving expenses is an estimate only of moving expenses and may be increased in the event the Company was required to reimburse the executive for the costs of the sale of the executive officer’s home in Vancouver. The actual expenses may vary depending on the relocation involved, if the executive officer does in fact relocate. If the executive officer does not relocate to find alternate employment, no amounts would be paid or reimbursed to the executive officer as moving expenses.

Dipak Panigrahi

Dr. Panigrahi’s last day of employment with QLT was February 22, 2011. The table below sets forth the payments made to Dr. Panigrahi and the grant date fair value of the accelerated vesting of stock options in connection with his departure, as discussed above under the heading “Post-Employment Compensation and Change in Control Arrangements”:

Benefits, Options and Payment Categories	Amount (US$)(1)
Compensation:
Base Salary	$381,656
2011 Performance Period Cash Bonus	$26,023
Subsequent Performance Periods	—
Accelerated Vesting of Stock Options(2)	$298,540	(3)
Benefits and Perquisites:
RRSP Contributions	—
Benefits Compensation	$38,165
Reimbursement for Resignation Costs(4)	$96,086
Accommodation(5)	$48,549
Outplacement Counselling	—
Moving Expenses	—

Total	$889,018

(1)

The severance payments were paid to Dr. Panigrahi in Canadian dollars. The amounts set out in the above table represent the U.S. dollar equivalent of those payments converted using an average of 2011 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = CAD$0.9887.

(2)

Pursuant to the terms of his stock option agreement previously entered into with QLT, on February 22, 2011, 50% (options to purchase 112,500 common shares) of Dr. Panigrahi’s then unvested stock options automatically vested and became exercisable until May 23, 2011.

(3)

The grant date fair value of options granted was calculated in accordance with ASC Topic 718 for share-based payment transactions and exclude the impact of estimated forfeitures related to service-based vesting conditions. For a discussion of the assumptions made in the valuation reflected in this figure, see the Company’s Annual Report on Form 10-K under Note 12 to the Consolidated Financial Statements for fiscal 2011.

(4)

This amount was paid to Dr. Panigrahi in connection with his resignation from a previous employer. QLT reimbursed Dr. Panigrahi this amount, consisting of signing bonus and relocation and moving costs which were paid to Dr. Panigrahi by a previous employer and which Dr. Panigrahi was then required to repay as a result of his resignation from that employer.

(5)	Dr. Panigrahi was reimbursed for leasing accommodations while residing in Vancouver through August 2011.

Review, Approval or Ratification of Transactions with Related Persons

Each director and nominee for election as director delivers to the company annually a questionnaire that includes, among other things, a request for information relating to any transactions in which both the director or nominee, or their family members, and the Company participates, and in which the director or nominee, or such family member, has a material interest. Our Board is requested to review all such transactions reported to it by a director or nominee in response to the questionnaire, or that are brought to its attention by management or otherwise. After review, the disinterested directors would approve, ratify or disapprove such transactions. Management would also update the Board as to any material changes to proposed transactions as they occur.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has discussed and reviewed with management the Compensation Discussion and Analysis presented in this Proxy Statement. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

L. Jack Wood (Chair) Bruce L.A. Carter Ian J. Massey

*        *        *

Other Compensation Policies and Practices

The Company’s compensation programs are designed to provide competitive overall compensation packages to our executives and other employees, and include a mix of compensation elements based on achievement of both long-term and short-term objectives. The Compensation Committee has reviewed such compensation policies and practices and concluded that they are not reasonably likely to have a material adverse effect on the Company, and that because of the appropriate mix of compensation elements, our compensation policies and practices do not create any incentives for employees to take inappropriate risks.

In order to determine if we have any compensation policies and practices that could create risks that would be reasonably likely to have a material adverse effect on us, our Compensation Committee reviewed each of our compensation policies and practices to identify any factors that might pose potential risk and any mitigating or controlling factors which would balance these potential risks. In its assessment, the Compensation Committee considered the mix of compensation elements made available to our executive officers and employees, which generally include a base salary component and a pay-at-risk component. The pay-at-risk component comprises (i) variable performance-based compensation, consisting of short-term incentives such as annual cash bonuses based on individual and corporate performance compared to pre-set goals and objectives, and (ii) long-term incentives, consisting of annual grants of long-term stock options.

The Compensation Committee considered our policies and practices relating to setting the base salary and annual cash bonus levels for executive officers and employees in determining whether our compensation policies and practices are reasonably likely to have a material adverse effect on us. The Compensation Committee reviewed executive officer base salaries and annual cash bonus levels, and employed the resources of an outside consultant to establish executive officer cash compensation components and levels that are consistent with market practices and are benchmarked against a peer group of companies (using as reference points the 50th and 75th percentiles for base salaries and the 75th percentile for annual cash bonus levels), as described above under the heading “Compensation Discussion and Analysis.” The Compensation Committee determined that, given our competitive industry, this compensation strategy allows us to competitively attract and retain talented executives while aligning the strategic interests of our executives and shareholders. We also employed the resources of an outside consultant to assist a working group of our executive officers (the “working group”) to establish the base salaries and annual cash bonus levels for other employees at levels that we believe are consistent with the biopharmaceutical industry and the subject employee’s geographic market. Following its assessment of executive officer base salaries and annual cash bonus levels, and upon the recommendation of the working group with respect to other employees’ base salaries and annual cash bonus levels, the Compensation Committee determined that the cash compensation components and levels for both our executive officers and other employees were consistent with market practices, and that, because the principal component of total cash compensation is a fixed base salary amount, they do not encourage inappropriate risk-taking.

The Compensation Committee also considered our equity compensation policies and practices in determining whether our compensation policies and practices are reasonably likely to have a material adverse effect on us. With respect to executive officers, the Compensation Committee reviewed the use of annual stock option awards, generally having five year terms and vesting over 36 equal monthly instalments, as well as, in conjunction with this practice, the use of executive officers’ minimum share ownership guidelines, as described above under the heading “Compensation Discussion and Analysis.” The Compensation Committee determined, in consultation with an outside consultant’s review of our executive compensation practices, including an analysis of the competitive benchmarking of the fair value of long-term incentives awarded in our peer group, that our equity compensation policies and practices for our executive officers align our executive officers’ interests with the interests of our shareholders. Furthermore, with the input from the working group, the Compensation Committee considered the use of annual stock option awards for employees, generally having five year terms and vesting over 36 equal monthly instalments, and determined that, as a whole, our equity award practices as a component of compensation for our employees are consistent with industry practices. As a result of its evaluation of the equity component of our compensation practices for our executive officers and employees, the Compensation Committee determined that our equity compensation policies and practices align the interests of our executive officers and employees with those of our shareholders and do not create incentives for our executive officers or employees to take unnecessary or inappropriate risks that could materially threaten our operating results, financial condition, reputation, business model and/or long-term shareholder value.

As a result of its assessment, the Compensation Committee determined that our compensation policies and practices for our executive officers and employees are not reasonably likely to have a material adverse effect on us, and that because of the appropriate mix of compensation elements, our compensation policies and practices do not create any incentives for executive officers or employees to take inappropriate risks.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

QLT currently maintains one equity compensation plan, the 2000 Plan. The shareholders and directors of QLT have previously approved the 2000 Plan, pursuant to which directors, officers, employees and consultants of QLT and its affiliates may be granted stock options to acquire common shares. The 2000 Plan was implemented to attract, retain and compensate persons who are important for the growth and success of QLT and to ensure that such persons’ interests are aligned with those of the shareholders. QLT adopted and the shareholders approved the 2000 Plan on May 5, 2000 and the shareholders approved an amendment to the 2000 Plan on April 25, 2002. The 2000 Plan was then amended and restated effective May 5, 2009 by approval of the Board and shareholders.

Currently under the 2000 Plan, options to purchase up to 7,800,000 common shares may be issued, representing approximately 15.9% of the issued and outstanding common shares as at April 13, 2012. As of April 13, 2012, options to purchase a total of 5,979,830 common shares are outstanding (representing approximately 12.2% of the issued and outstanding common shares), and 1,245,363 common shares have been issued pursuant to the exercise of options granted under the 2000 Plan, leaving 574,807 common shares (approximately 1.2%) available for future option grants.

QLT’s non-employee directors are eligible to receive grants under the 2000 Plan, but as described above in the “Compensation of Directors” section, no options were granted to our non-employee directors during 2011. In addition, please refer to the “Grants of Plan-Based Awards” table in this Proxy Statement for a listing of options granted to our named executive officers pursuant to the 2000 Plan during the fiscal year ended December 31, 2011. During the fiscal year ended December 31, 2011, options with respect to 650,000 shares were granted to all executive officers as a group, and options with respect to 780,900 shares were granted to other employees. All other future awards under the 2000 Plan are within the discretion of the Compensation Committee, and therefore, it is not possible to determine the benefits that will be received in the future by participants under the 2000 Plan.

The following table sets out information regarding our common shares that may be issued upon the exercise of options, warrants and other rights granted to employees, consultants or directors under our equity compensation plans, as of December 31, 2011:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (2000 Plan)	6,048,197	$5.35	(1)	649,336
Equity compensation plans not approved by security holders	—	—		—

Total	6,048,197			649,336

(1)

Options were granted/priced in Canadian dollars at a weighted average exercise price of CAD$5.44 but have been converted to U.S. dollars for disclosure purposes using the December 31, 2011 period end rate published by the Federal Reserve Bank of New York: U.S.$1.00 = CAD$1.0168.

Additional information about the 2000 Plan can be found in Note 12 - Share Capital (c) Stock Options (incorporated herein by reference) in QLT’s Annual Report on Form 10-K for the year ended December 31, 2011, which is available on QLT’s website at www.qltinc.com, SEDAR at www.sedar.com and EDGAR at www.sec.gov.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No current or former directors, executive officers or employees of QLT or any subsidiaries thereof, or proposed nominees for election as a director of QLT, are currently indebted to QLT or its subsidiaries other than routine indebtedness (as defined under Canadian securities rules) of certain employees.

REPORT OF THE AUDIT AND RISK COMMITTEE

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.

The Audit and Risk Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2011 with the management of QLT and Deloitte & Touche LLP, our independent auditors. Each member of the Audit and Risk Committee is “independent” as defined by the rules of NASDAQ.

The Audit and Risk Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. In addition, the Audit and Risk Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by the Independence Standards Board Standard No. 1 regarding their independence, and has discussed with Deloitte & Touche LLP their independence relative to us, including whether the provision of their services is compatible with maintaining Deloitte & Touche LLP’s independence.

Based on the review and discussions referred to above, the Audit and Risk Committee recommended to QLT’s Board that the audited consolidated financial statements for the year ended December 31, 2011 be included in QLT’s Annual Report on Form 10-K for fiscal 2011 filed with the SEC.

AUDIT AND RISK COMMITTEE

Kathryn E. Falberg, Chair Peter A. Crossgrove Joseph L. Turner L. Jack Wood

Audit Fees

The following table sets forth the aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”) for the following services during fiscal 2011 and fiscal 2010.

Description of Service	2011(2) (US$)	2010(2) (US$)

Audit Fees(1)	$681,198	$755,001

Audit-Related Fees	—	—

Tax Fees (Tax compliance, tax advice and planning)	—	—

All Other Fees(3)	$16,121	$15,748

Total Fees	$697,319	$770,749

(1)

Audit Fees consist of fees for audit of QLT’s annual financial statements for the respective year, reviews of QLT’s quarterly financial statements, services provided in connection with statutory and regulatory filings and audit of the Company’s internal controls over financial reporting.

(2)

Where amounts shown were paid in Canadian funds, the amounts set out in the above table represent the US dollar equivalent of those payments converted using the following weighted average exchange rates: US$1.00 = CAD$0.9887 for 2011 and US$1.00 = CAD$1.0298 for 2010.

(3)	License fee for a subscription to a life sciences database paid to an entity affiliated with Deloitte & Touche.

Pre-Approval Policies and Procedures

The charter of the Audit and Risk Committee provides that the Audit and Risk Committee is responsible for the pre-approval of all audit and permitted non-audit services to be performed for the Company by the independent auditors. The fees paid to the independent auditors that are shown in the chart above for 2011 were approved by the Audit and Risk Committee in accordance with the procedures described below.

The Audit and Risk Committee reviews and approves audit and non-audit services proposed to be provided by the independent auditors. The Audit and Risk Committee has delegated to the Chair, or an alternate member of the Audit and Risk Committee, the authority to grant pre-approvals if either deems it necessary or appropriate to consider a pre-approval request without approval and/or meeting of the full Audit and Risk Committee. Pre-approvals by the Chair or alternate member are reviewed with the Audit and Risk Committee at its next regularly scheduled meeting.

In considering the pre-approval of proposed audit or non-audit services by the independent auditors, management reviews with the Audit and Risk Committee or its delegate, a description of and the budget for the proposed service and the reasons that the independent auditors are being requested to provide the services, including any possible impact on the independence of the independent auditors. Additional Audit and Risk Committee approval is required if the pre-approved services exceed the pre-approved budgeted amount for the services.

PROPOSAL NO. 2

APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

Deloitte & Touche LLP, an independent registered public accounting firm, served as our independent auditors for the year ended December 31, 2011. Upon the unanimous recommendation of the Audit and Risk Committee, the Board has proposed that Deloitte & Touche LLP continue to serve as our independent auditors for fiscal 2012 at a remuneration to be fixed by the Audit and Risk Committee. Our shareholders are being asked to approve this proposal at the Annual Meeting. QLT has been advised that a representative of Deloitte & Touche LLP will attend the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a simple majority of the common shares voted at the Annual Meeting will be required for approval of this proposal. If the proposal is not approved, the BCA provides that the current auditors, Deloitte & Touche LLP, will continue to act for QLT until such time as the shareholders approve alternate auditors.

Our Board of Directors recommends that our shareholders vote “FOR” the proposal to approve the appointment of Deloitte & Touche LLP as our independent auditors for fiscal 2012 at a remuneration to be fixed by the Audit and Risk Committee.

PROPOSAL NO. 3

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY VOTE”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

Summary

Pursuant to Section 14A of the Securities Exchange Act, we are asking our shareholders to provide advisory approval of the compensation of our named executive officers, as such compensation is described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this Proxy Statement. Our executive compensation programs are designed to enable us to attract, motivate and retain executive talent, who are critical to our success. At our 2011 annual general meeting, our shareholder advisory vote on the compensation of our named executives officers was passed by a substantial majority of our shareholders, representing over 95% of the shares represented in person or by proxy at the meeting and entitled to vote.

The following is a summary of some of the key points of our executive compensation program. We urge you to review the “Compensation Discussion and Analysis” section of this Proxy Statement and executive-related compensation tables for more information.

We emphasize pay-for-performance and tie a significant amount of our named executive officers’ pay to our performance. Consistent with our performance-based compensation philosophy, we reserve the largest portion of potential compensation for performance- and equity-based programs. Our performance-based bonus program rewards short-term performance; while our equity awards, in the form of stock options, coupled with our stock ownership guidelines, reward long-term performance and align the interests of management with those of our shareholders. The performance goals under our bonus program focus on maintaining significant research and development investment to fuel our long-term growth and maintaining or growing revenues for our current product.

We believe that our compensation programs are strongly aligned with the long-term interests of our shareholders. We believe that equity awards coupled with our stock ownership guidelines serve to align the interests of our executives with those of our long-term shareholders by encouraging long-term performance. As such, equity awards are a key component of our executive compensation program. In 2011, equity awards, solely in the form of stock options, represented approximately 39% of our current named executive officers’ aggregate cash and equity compensation. Stock options more closely align the long-term interests of our executives with those of our shareholders because the recipient will only realize a return on the option if our stock price increases over the life of the option. In addition, awards of stock options align with our growth strategy and provide significant leverage if our growth objectives are achieved, while placing a significant portion of compensation at risk if our objectives are not achieved.

We provide competitive pay opportunities that reflect best practices. The Compensation Committee of our Board consistently reviews our executive compensation program to ensure that it not only provides competitive pay opportunities, but also reflects best practices. We use as reference points the 50th and 75th percentiles of our comparator group for our base salary determinations and the 75th percentile of our comparator group for our annual target cash compensation determinations. Our equity compensation is granted at the discretion of the Compensation Committee and Board, having regard to, among other things, the competitive benchmarking of the value of grants. This positioning places greater emphasis on long-term risk-based pay, alignment with shareholder interests and long-term retention.

We are committed to having strong governance standards with respect to our compensation program, procedures and practices. As part of its commitment to strong corporate governance and best practices, our Compensation Committee has retained an independent compensation consultant and has incorporated compensation analytical tools such as market data, compensation history for each executive and walk-away analysis as part of its annual executive compensation review. In addition, our Compensation Committee has implemented stock ownership guidelines, equity compensation grant procedures and an annual process to assess the risks related to our company-wide compensation programs.

Board of Directors’ Recommendation

Our Board of Directors believes that the information provided above and within the “Compensation Discussion and Analysis” section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our shareholders’ interests and support long-term value creation.

The following resolution will be submitted for a shareholder vote at the Annual Meeting:

BE IT RESOLVED, that the shareholders of QLT Inc. approve, on an advisory basis, the compensation of QLT’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Proxy Statement.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. However, the Board of Directors will review the voting results and take them into consideration when making future decisions about executive compensation.

Our Board of Directors recommends that our shareholders vote “FOR” the proposal to approve the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this Proxy Statement.

PROPOSAL NO. 4

APPROVAL OF THE AMENDED AND RESTATED INCENTIVE STOCK PLAN

The Company’s shareholders are being asked to approve the amended and restated QLT 2000 Incentive Stock Plan (the “Restated Plan”). The Restated Plan is intended to amend and restate in its entirety the 2000 Plan. The Board adopted, subject to shareholder approval, the Restated Plan on April 16, 2012 for the benefit of members of the Board, officers, employees, and consultants of QLT and its affiliates.

The Restated Plan, among other things, increases the number of common shares that may be issued under the 2000 Plan. In order to comply with the requirements of the TSX, the Restated Plan must be approved by a resolution of the disinterested shareholders (being the approval of all of the shareholders of the Company other than insiders of QLT who may receive equity awards under the Restated Plan). Our directors and officers will be able to receive grants under the Restated Plan and, therefore, are not disinterested shareholders. Accordingly, the votes attached to the 422,287 common shares held by persons who do not qualify as disinterested shareholders (representing approximately 0.9% of the issued and outstanding common shares as at April 5, 2012) will not be counted for the purpose of determining whether the required level of shareholder approval has been obtained for the resolution approving the Restated Plan. Should shareholder approval of this proposal not be obtained, then the Restated Plan will not be implemented.

The Company currently maintains one equity compensation plan, the 2000 Plan. The Board adopted and the shareholders approved the 2000 Plan on May 5, 2000 and the shareholders approved amendments to the 2000 Plan on April 25, 2002. The 2000 Plan was then amended and restated effective May 5, 2009 by approval of the Board and shareholders. Currently under the 2000 Plan, options to purchase up to 7,800,000 common shares may be issued, representing approximately 15.9% of the issued and outstanding common shares as at April 13, 2012. As of April 13, 2012, options to purchase a total of 5,979,830 common shares are outstanding, with a weighted average exercise price of US$5.49 (CDN$5.47) and a weighted average remaining term of 2.24 years (representing approximately 12.2% of the issued and outstanding common shares), and 1,245,363 common shares have been issued pursuant to the exercise of options granted under the 2000 Plan, leaving 574,807 common shares (approximately 1.2%) available for future option grants.

The Restated Plan includes the following amendments to the 2000 Plan:

•	Extending the termination date of the Restated Plan from March 1, 2019 to March 1, 2022.

•	Permitting the granting of awards of restricted share units (“RSUs”) under the Restated Plan in addition to options (including incentive stock options and nonqualified stock options).

•	Changing the name of the Restated Plan to the “QLT 2000 Incentive Stock Plan” to reflect the inclusion of RSUs.

•	Increasing the number of common shares that may be issued pursuant to the Restated Plan from 7,800,000 to 18,800,000, representing an increase of 11,000,000 common shares.

•

Including a fungible plan design whereby the aggregate number of common shares available for issuance under the Restated Plan will be reduced by two common shares for each RSU granted under the Restated Plan and one common share for each option granted under the Restated Plan, and similarly increased by two common shares for each RSU forfeited and one common share for each option forfeited under the Restated Plan.

•	Changing the maximum term of any future option that may be issued under the Restated Plan from five to seven years from the date of the grant.

•

Providing that the maximum number of common shares with respect to one or more options that can be granted to any one individual in any one calendar year is 2,000,000 common shares. Previously, the 2000 Plan prohibited a grant to any eligible person of an option which would result in such person holding options which would in the aggregate exceed 5% of the issued and outstanding common shares.

•

Removing the restriction on non-employee director participation, which previously limited awards of options to an aggregate grant value per director of CDN$100,000 per year and, accordingly, removing the restriction on the ability of the Compensation Committee, without shareholder approval, to permit the introduction of discretionary awards of options to non-employee directors or amending any limitation previously imposed on director participation.

•

Providing that the following common shares may not again be made available for issuance as awards under the Restated Plan: (i) common shares not issued by the Company or that are delivered by the grantee as a result of the net settlement of an outstanding option, (ii) common shares used to pay the option exercise price or withholding taxes related to an option, or (iii) common shares purchased on the open market by the Company with the cash proceeds from the exercise of options.

•

Providing that grantees cannot tender to the Company common shares owned by the grantee to pay the exercise price or withholding taxes for any awards granted under the Restated Plan, and that all such payments must be made by cash, cheque or other legal tender.

•	Revising the withholding tax provisions in order to reflect changes to the Income Tax Act (Canada).

The Board unanimously recommends a vote “FOR” the approval of the Restated Plan.

The following summarizes the terms of the Restated Plan, and the summary is qualified in its entirety by reference to the full text of the Restated Plan, which is attached as Appendix “A” to this Proxy Statement.

Reasons for the Restated Plan

The Restated Plan was unanimously approved by the Board on April 16, 2012. Unless it is approved by our shareholders, the Restated Plan will not become effective and the 2000 Plan shall remain in effect in its current form. If the Restated Plan is approved by our shareholders, then it will become effective immediately following the Annual Meeting.

The Board and the Company believe that approving the Restated Plan, including the increase in authorized shares under the Restated Plan and the addition of awards of RSUs, is necessary to continue to provide us with a flexible range of equity award opportunities to attract, retain and motivate the best available talent for the successful conduct of the Company’s business in responding to changing circumstances over time and will serve to align the interests of directors, officers, employees and key consultants with those of our shareholders.

If this Proposal No. 4 is adopted, the number of common shares reserved for issuance under the Restated Plan will be increased by 11,000,000 common shares to a maximum of 18,800,000 common shares as of the date of the approval by Company shareholders. This increase to 18,800,000 common shares (which includes 1,245,363 common shares previously issued pursuant to the exercise of options) represents approximately 38.3% of the issued and outstanding shares of the Company on a non-diluted basis as of April 13, 2012. Accordingly, the number of options available for issuance under the Restated Plan will be increased from 574,807 to 11,574,807, representing approximately 23.6% of the issued and outstanding common shares on a non-diluted basis. The purpose of this increase is to secure an adequate number of shares for future awards for the next several years. The Board believes this represents reasonable potential equity dilution over the next several years and provides a significant incentive for directors, officers, employees and consultants to increase the value of the Company for all shareholders.

Shareholder approval of the proposed Restated Plan, as described above, is a critical component of QLT’s equity compensation policies. The Restated Plan will allow us to continue to use stock options, but will also give us the flexibility to use RSUs, if deemed appropriate, to reduce reliance on options for equity compensation. We believe that having the ability to grant options and/or RSUs may enhance retention of the key technical and business leaders who are critical to our success and growth. The flexibility to grant RSUs could also (i) provide an important tool for retaining and motivating critical employees, (ii) allow us to maintain a competitive compensation program and improve retention without increasing the use of company cash, and (iii) promote best practices in compensation and governance, including due to the fact that during a market downturn RSUs maintain a portion of their value and thus continue to provide the intended incentive. The granting of RSUs under the Restated Plan to directors, officers, employees and consultants is discretionary, and we cannot now determine what number of RSUs, if any, will be granted in the future to any particular person.

General

The Board has adopted, subject to shareholder approval, the Restated Plan for issuance of awards to directors, officers, employees and consultants of the Company and its affiliates. The Restated Plan is intended to amend and restate in its entirety the 2000 Plan, which as of April 13, 2012, has 574,807 common shares (approximately 1.2%) left available for issuance in the form of options. The Restated Plan will become effective upon its approval by Company shareholders pursuant to this Proposal No. 4.

Section 162(m) of the U.S. Code generally limits the deductibility of compensation paid to certain executive officers of a publicly-held corporation to $1.0 million in any taxable year of the corporation. Section 162(m) contains a special rule for options which provides that options will satisfy the qualified “performance-based compensation” exception of Section 162(m) if the awards are made by a qualifying compensation committee, the plan sets forth the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the share price after the grant date. The Restated Plan has been designed to permit a committee, which may be the Board or a committee appointed by the Board, to grant options which may qualify as qualified performance-based compensation under Section 162(m) of the U.S. Code.

Administration

The Restated Plan will be administered by the Compensation Committee of the Board, or another committee or subcommittee of the Board (the “Committee”), except that with respect to awards granted to non-employee directors, the Board will administer the Restated Plan. Unless otherwise determined by the Board, the Committee will consist solely of two or more Board members who are “outside directors” for purposes of Section 162(m) of the U.S. Code and Non-Employee Directors (as defined in Rule 16b-3(b)(3) of the Exchange Act).

Unless otherwise determined by the Board, the Committee will have the authority to administer the Restated Plan, including the power to (i) designate participants under the Restated Plan, (ii) determine the types of awards granted to participants under the Restated Plan, the number of such awards, and the number of common shares subject to such awards, (iii) determine and interpret the terms and conditions of any awards under the Restated Plan, including the vesting schedule, exercise price, the term of the award (provided that in no event will an option be exercisable for more than seven years from the date of grant), and whether an award may be cancelled, forfeited or surrendered, (iv) prescribe the form of each award agreement, and (v) adopt rules for the administration, interpretation and application of the Restated Plan. Any questions arising as to interpretation of the Restated Plan, any award or any award agreement will be determined by the Committee and such determination will be final, conclusive and binding on all parties.

Eligibility

Persons eligible to participate in the Restated Plan include all employees (including officers of the Company), directors and consultants of the Company and its affiliates who are or who will be, as determined by the Committee, important for the growth and success of the Company and whose participation in the Restated Plan will, in the opinion of the Committee, accomplish the purposes of the Restated Plan. As of April 13, 2012, there are 8 directors, 190 employees and 7 consultants eligible to participate in the Restated Plan.

Limitation on Awards and Shares Available

The aggregate number of common shares that may be issued under the Restated Plan is 18,800,000, provided that the aggregate number of common shares available for issuance under the Restated Plan is reduced by two common shares for each RSU granted and reduced by one common share for each option granted.

Generally, common shares subject to an award under the Restated Plan that terminates, expires or lapses for any reason are made available for issuance again under the Restated Plan, except that each share subject to an RSU that terminates, expires, or lapses for any reason will increase the number of shares that can be issued under the Restated Plan by two shares. No common shares may again be optioned, granted or awarded if such action would cause an incentive stock option to fail to qualify as an “incentive stock option” under Section 422 of the U.S. Code.

The following common shares may not again be made available for issuance as awards under the Restated Plan: (i) common shares not issued by the Company or that are delivered by the grantee as a result of the net settlement of an outstanding option, (ii) common shares used to pay the option exercise price or withholding taxes related to an option, or (iii) common shares purchased on the open market by the Company with the cash proceeds from the exercise of options.

The maximum number of common shares that may be subject to one or more options granted to any one participant pursuant to the Restated Plan during any calendar year is 2,000,000 common shares.

Awards

The Restated Plan provides for grants of options (both incentive stock options and nonqualified stock options) and RSUs (which may also be in the form of deferred RSUs, whereby the settlement of the deferred RSUs is deferred from the vesting date to a date determined by the Committee set forth in the applicable award agreement). Each award must be evidenced by a written award agreement with terms and conditions consistent with the Restated Plan. Upon the exercise or vesting of an award, the exercise price must be paid in full by: (i) cash, bank draft or certified cheque; (ii) delivery of irrevocable instructions, to (A) a brokerage firm (as may be designated by the Company) to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the award, and (B) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of any relevant regulatory authorities; or (iii) such other consideration as the Committee may permit consistent with applicable laws. Any withholding obligations may be satisfied in the Committee’s sole discretion by withholding from any amount payable to a grantee, either under the Restated Plan or otherwise, such amount as may be necessary to enable the Company to comply with the applicable requirements of any federal, provincial, state, local or foreign law, or any administrative policy of any applicable tax authority.

No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the Restated Plan.

Options. Options, including incentive stock options (as defined under Section 422 of the U.S. Code) and nonqualified stock options may be granted pursuant to the Restated Plan. The exercise price of incentive stock options and nonqualified stock options granted pursuant to the Restated Plan will not be less than the fair market value of the common shares on the date of grant, which grant will occur after the close of the exchange on such date, unless incentive stock options are granted to any individual who owns, as of the date of grant, shares possessing more than 10% of the total combined voting power of all classes of Company shares (the “Ten Percent Owner”), whereupon the exercise price of such incentive stock options will not be less than 110% of the fair market value of the common shares on the date of grant. The “fair market value” is defined in the Restated Plan and will typically be the last available closing sales price at the time of the grant (on such date or a date prior thereto) for a common share on the TSX. Incentive stock options and nonqualified stock options may be exercised as determined by the Committee, but in no event after (i) the fifth anniversary of the date of grant with respect to incentive stock options granted to a Ten Percent Owner, or (ii) the seventh anniversary of the date of grant with respect to incentive stock options granted to other employees and nonqualified stock options. No portion of an option which is unexercisable at a grantee’s termination of service with the Company shall thereafter become exercisable, except as may be otherwise provided by the Committee.

Restricted Share Units. RSUs may be granted pursuant to the Restated Plan with no consideration from the participant. RSUs may be subject to vesting conditions, including continued employment. RSUs may not be sold or otherwise transferred or hypothecated until vesting conditions are removed or expire. The common shares underlying RSUs will not be issued until the RSUs have vested, with delivery of such common shares as soon as administratively practicable following vesting, unless the Committee provides for a deferral of the value of vested units in the award agreement. Recipients of RSUs generally will have no voting rights prior to the time when vesting conditions are satisfied.

Transferability of awards. No award may be transferred or assigned except by will or by operation of the laws of devolution or distribution and descent or pursuant to a qualified domestic relations order, as defined by the U.S. Code and may be exercised only by an individual grantee during his or her lifetime and by a corporate grantee during the term of its existence.

Repricing. The Committee cannot, without the approval of the shareholders of the Company, authorize the amendment of any outstanding option to reduce its exercise price per share, or cancel any option in exchange for cash or another option or award having an exercise price that is less than the exercise price of the original option. Subject to adjustment of awards as described below, the Committee does have the authority, without the approval of the shareholders of the Company but with the consent of the applicable grantee, to amend any outstanding award to increase the price per share or decrease the number of shares that may be issued pursuant to any award.

Adjustments to Awards

Appropriate adjustments in the number of common shares subject to the Restated Plan, in the number of common shares awarded and any applicable exercise price will be determined by the Committee to give effect to adjustments in the number of common shares resulting from subdivisions, consolidations, substitutions, or reclassifications of the common shares, the payment of dividends by the Company (other than dividends in the ordinary course) or other relevant changes in the capital of the Company or from a proposed merger, amalgamation or other corporate arrangement or reorganization involving the exchange or replacement of common shares of the Company for those in another corporation.

If, because of a merger, amalgamation or other corporate arrangement or reorganization, the exchange or replacement of common shares of the Company for those in another corporation is imminent, the Board may, in a fair and equitable manner, determine the manner in which all unexercised or unvested awards granted under the Restated Plan will be treated including, without limitation, requiring the acceleration of the time for the exercise and/or vesting of such rights by the grantee and of the time for the fulfilment of any conditions or restrictions on such exercise or vesting. Any such adjustment will become effective immediately prior to consummation of such merger, amalgamation or other corporate arrangement or reorganization.

Amendment and Termination

The Committee, subject to approval of the Board, may terminate, amend or modify the Restated Plan at any time; provided, however, that shareholder approval will be obtained (i) to increase the number of common shares available under the Restated Plan, (ii) to amend the terms of any outstanding option to reduce the per share exercise price, (iii) to cancel any outstanding option in exchange for cash or another option or award having an exercise price that is less than the exercise price of the original option, (iv) to extend the term of any option beyond the original expiration date, (v) to permit the transfer or assignment of any award in any manner other than as permitted by the Restated Plan, (vi) to grant any award under the Restated Plan if the Restated Plan has been suspended or terminated, and (vii) to make any amendments to the powers of the Committee to suspend, amend or terminate the Restated Plan as specified in the Restated Plan. Any other amendments can be made to the Restated Plan by the Committee without shareholder approval.

In no event may an award be granted pursuant to the Restated Plan on or after March 1, 2022.

Tax Consequences of the Restated Plan

Canadian Tax Consequences.

The following is a summary of the principal Canadian federal income tax consequences under the Income Tax Act (Canada) (the “Act”) applicable to the granting and exercising of stock options under the Restated Plan and the granting and vesting of RSUs acquired by a director, officer or employee (each an “Employee”) of the Company.

The summary is not applicable to consultants. Consultants are encouraged to seek advice from their own professional tax advisors as to the particular income tax consequences to them of acquiring options, RSUs and common shares pursuant to the Restated Plan.

The summary is based on the current provisions of the Act, the regulations thereunder, all specific proposals to amend the Act publicly announced by the government of Canada to the date hereof, and the current administrative practices of the Canada Revenue Agency (“CRA”). It is assumed that each such proposed amendment will be passed as proposed, no other relevant change to any applicable law will be made, and each such administrative policy will continue to be applied, although no assurance can be given in these respects. Unless and except to the extent otherwise expressly stated, this summary is not intended to be exhaustive and, among other considerations, does not take into account any applicable provincial, territorial or foreign tax laws or tax treaties. Comments are restricted to the case of an Employee who is an individual and, for the purposes of the Act, holds his or her common shares, options or RSUs as capital property, did not use or hold the common shares, options or RSUs in carrying on a business in Canada, and deals at arm’s length with and is not affiliated with the Company and each subsidiary thereof. It is also assumed that the exercise price of any option is equal to the fair market value of the common shares at the time the options were granted.

Stock Options. There are no Canadian income tax consequences to Employees arising on the grant of options, but where in a particular year an Employee has acquired common shares under an option, the Employee will be required to include in computing income from employment for such year, the amount by which the value of the common shares, at the time the Employee acquired them, exceeds the exercise price to acquire the common shares (the “benefit”). The Employee may, in computing taxable income for the taxation year in which the benefit is included in income, deduct one-half of the amount of the benefit, provided the Employee deals at arm’s length with the Company and provided the exercise price was not less than the fair market value of the common shares, as determined at the time the options were granted. The amount of any benefit is added to the cost of the common shares for the purpose of computing any capital gain or capital loss on the disposition of the common shares. Applicable taxes on the value of the benefit associated with the issuance of the Company shares is required to be withheld (at the time of the acquisition of the Company shares) and remitted to the CRA by the Company.

The Company will not be entitled to a deduction for the issuance of common shares on the exercise of a stock option granted pursuant to the Restated Plan.

Restricted Share Units. There are no Canadian income tax consequences to an Employee arising on the grant of RSUs as the RSUs are settled in common shares and not cash. On the settlement of an RSU, the Employee will be required to include in computing income from employment for such year, the value of the common shares at the time the Employee acquired them. Applicable taxes on the value of such award is required to be withheld (at the time of settlement) and remitted by the Company.

The Company will not be entitled to a deduction for the issuance of the common shares on settlement of an RSU granted pursuant to the Restated Plan.

Non-Residents of Canada. A non-Canadian resident Employee, upon the exercise of the option or settlement of the RSU, may be required to include in computing income from employment, for the purpose of determining his or her Canadian tax liability, in the case of RSUs, the value of the common shares at the time the Employee acquired them, or, in the case of options, the amount by which the value of the common shares at the time the Employee acquired them exceeds the exercise price to acquire the common shares. However, such Canadian tax liability on the employment benefit may be reduced or eliminated by virtue of a reciprocal tax agreement entered into between Canada and the non-Canadian jurisdiction in which the Employee is resident. Non-Canadian resident Employees should consult a tax advisor in this regard.

U.S. Federal Income Tax Consequences.

The U.S. federal income tax consequences of the Restated Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the Restated Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or foreign tax consequences. Tax considerations may vary from locality to locality and depending on individual circumstances.

Section 409A of the U.S. Code. Certain types of awards under the Restated Plan, including RSUs, may constitute, or provide for, a deferral of compensation subject to Section 409A of the U.S. Code. Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of settlement) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the Restated Plan and awards granted under the Restated Plan will be structured and interpreted to comply with, or be exempt from, Section 409A of the U.S. Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A. To the extent determined necessary or appropriate by the Committee, the Restated Plan and applicable award agreements may be amended without award holder consent to exempt the applicable awards from Section 409A of the U.S. Code or to comply with Section 409A.

Nonqualified Stock Options. For federal income tax purposes, if participants are granted nonqualified stock options under the Restated Plan, participants generally will not have taxable income on the grant of the option, nor will the Company (or, in the case of employees of our U.S. affiliates, the employees’ respective employer, referred to as the “Employing Company”) be entitled to any deduction. Generally, on exercise of nonqualified stock options, participants will recognize ordinary income, and the Employing Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the common shares on the date of exercise. The basis that participants have in common shares, for purposes of determining their gain or loss on subsequent disposition of such common shares generally, will be the fair market value of the common shares on the date the participants exercise their options. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. There is no taxable income to participants when participants are granted an incentive stock option or when that option is exercised. However, the amount by which the fair market value of the common shares at the time of exercise exceeds the option price will be an “item of adjustment” for participants for purposes of the alternative minimum tax. Any gain realized by participants on the sale of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to the Employing Company, unless participants dispose of the common shares within (i) two years after the date of grant of the option or (ii) within one year of the date the common shares were transferred to the participant. If the common shares are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the common shares on the date of the option’s exercise (or the date of sale, if less) will be taxed at ordinary income rates, and the Employing Company will be entitled to a deduction to the extent that participants must recognize ordinary income. If such a sale or disposition takes place in the year in which participants exercise their options, the income such participants recognize upon sale or disposition of the common shares will not be considered income for alternative minimum tax purposes.

Incentive stock options exercised more than three months after a participant terminates employment, other than by reason of death or disability, will be taxed as a nonqualified stock option, and the participant will have been deemed to have received income on the exercise taxable at ordinary income rates. The Employing Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the participant.

Restricted Share Units. The grantee generally will not realize taxable income at the time of the grant of the RSUs, and the Employing Company will not be entitled to a deduction at that time. When an award is settled, the grantee will have ordinary income, and the Employing Company will be entitled to a corresponding deduction. RSUs may be subject to Section 409A of the U.S. Code, and the failure of any RSU that is subject to Section 409A to comply with Section 409A may result in taxable income to the grantee upon vesting (rather than at such time as the award is settled). Furthermore, an additional 20% penalty tax may be imposed under Section 409A of the U.S. Code, and certain interest penalties may apply.

Section 16(m) of the U.S. Code. As described above, in general, under Section 162(m) of the U.S. Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, option exercises and nonqualified benefits) for certain executive officers exceeds $1.0 million (less the amount of any “excess parachute payments” as defined in Section 280G of the U.S. Code) in any taxable year of the corporation. However, under Section 162(m) of the U.S. Code, the deduction limit does not apply to certain “qualified performance-based compensation.” Under Section 162(m), options will satisfy the “qualified performance-based compensation” exception if (i) the awards are made by a qualifying compensation committee, (ii) the plan sets the maximum number of shares that can be granted to any person within a specified period and (iii) the compensation is based solely on an increase in the share price after the grant date. The Restated Plan has been designed to permit the Committee to grant options which will qualify as “qualified performance-based compensation.”

New Plan Benefits

The effectiveness of the Restated Plan is dependent on receiving shareholder approval. The granting of awards under the Restated Plan to directors, officers, employees and consultants is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group of employees. The following table sets forth information regarding grants made under the 2000 Plan for the fiscal year ended December 31, 2011:

Name	Compensation Expense Dollar Value ($)(1)	Number of Shares
Robert L. Butchofsky	$843,623	300,000
Cameron R. Nelson	$253,087	90,000
Linda M. Lupini	$253,087	90,000
Alexander R. Lussow, Ph.D.	$253,087	90,000
Suzanne M. Cadden	$224,966	80,000
Christopher A. Muller	—	—
Dipak Panigrahi, M.D.	—	—
Non-Employee Director Group	—	—
Non-Executive Officer Employee Group	$2,202,531	780,900

(1)

The grant date fair value of options granted was calculated in accordance with ASC Topic 718 for share-based payment transactions and exclude the impact of estimated forfeitures related to service based vesting conditions. For a discussion of the assumptions made in the valuations reflected in this column, see the Company’s Annual Report on Form 10-K under Note 12 to the Consolidated Financial Statements for fiscal 2011.

Vote Required and Board of Directors’ Recommendation

The Restated Plan described herein must be approved by a majority of not less than 50% of the votes cast by shareholders who, being entitled to do so, vote in person or by proxy on the resolution. In order to comply with the requirements of the TSX, the Restated Plan must be approved by a resolution of the disinterested shareholders (being the approval of all of the shareholders of the Company other than insiders of QLT who may receive options under the Restated Plan). Accordingly, the votes attached to the 422,287 common shares held by persons who do not qualify as disinterested shareholders (representing approximately 0.9% of the issued and outstanding common shares as at April 5, 2012) will not be counted for the purpose of determining whether the required level of shareholder approval has been obtained for the resolution adopting the Restated Plan.

The following resolution will be submitted for a shareholder vote at the Annual Meeting:

ORDINARY RESOLUTION TO APPROVE THE AMENDED AND RESTATED QLT 2000 INCENTIVE STOCK PLAN

BE IT RESOLVED as an ordinary resolution THAT:

1. The amendment and restatement of the QLT 2000 Incentive Stock Plan (the “Restated Plan”), pursuant to which the material amendments to the Restated Plan are:

(a)	the termination date of the Restated Plan shall be extended from March 1, 2019 to March 1, 2022;

(b)	permitting the granting of awards of restricted share units (“RSUs”) under the Restated Plan;

(c)	changing the name of the Restated Plan to the “QLT 2000 Incentive Stock Plan”;

(d)	the maximum number of common shares which may be issued under the Restated Plan shall be increased by 11,000,000 common shares from 7,800,000 common shares to 18,800,000 common shares effective as of the date hereof;

(e)	establishing a fungible plan design whereby the aggregate number of common shares available for issuance under the Restated Plan will be reduced by two common shares for each RSU granted under the Restated Plan and one common share for each option granted under the Restated Plan, and similarly increased by two common shares for each RSU forfeited and one common share for each option forfeited under the Restated Plan;

(f)	the maximum term of any future option that may be issued under the Restated Plan shall be increased from five to seven years from the date of the grant, subject to any exceptions provided for in the Restated Plan;

(g)	providing that the maximum number of common shares with respect to one or more options that can be granted to any one individual in any one calendar year is 2,000,000 common shares;

(h)	removing the restriction on non-employee director participation, which previously limited awards of options to an aggregate grant value per director of CDN$100,000 per year and, accordingly, removing the restriction on the ability of the Compensation Committee, without shareholder approval, to permit the introduction of discretionary awards of options to non-employee directors or amending any limitation previously imposed on director participation;

(i)	providing that the following common shares may not again be made available for issuance as awards under the Restated Plan: (i) common shares not issued by QLT or that are delivered by the grantee as a result of the net settlement of an outstanding option, (ii) common shares used to pay the option exercise price or withholding taxes related to an option, or (iii) common shares purchased on the open market by the Company with the cash proceeds from the exercise of options;

(j)	providing that grantees cannot tender to the Company common shares owned by the grantee to pay the exercise price or withholding taxes for any awards granted under the Restated Plan, and that all such payments must be made by cash, cheque or other legal tender; and

(k)	revising the withholding tax provisions in order to reflect changes to the Income Tax Act (Canada),

each as more particularly described in QLT’s Proxy Statement dated April 18, 2012 (the “Proxy Statement”), and all other ancillary amendments thereto as set forth in the Proxy Statement, be and the same is hereby approved, authorized, ratified and confirmed.

2. Notwithstanding that this ordinary resolution has been duly passed by the shareholders of QLT, the Board may revoke such resolution at any time before it is effected without further action by the shareholders.

3. Any director or officer of QLT shall be and is hereby authorized, for and on behalf of QLT, to execute and deliver all documents and instruments and take such other actions as such director or officer may determine to be necessary or desirable to implement this ordinary resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions.

The Board unanimously recommends that our shareholders vote “FOR” the approval of the Restated Plan.

INTEREST OF CERTAIN PERSONS IN MATERIAL TRANSACTIONS

Unless otherwise disclosed in this Proxy Statement, none of the directors, director nominees, executive officers or any beneficial owner of more than 5% of the outstanding common shares of QLT or any associate or affiliate of such person, had any material interest, direct or indirect, in any transaction or proceeding during the past fiscal year or in any proposed transaction or pending proceeding which has materially affected or will materially affect QLT. In the event that a director is determined to have any material interest, direct or indirect, in any transaction or proceeding or in any proposed transaction or pending proceeding of QLT, only those directors not having a material interest would be permitted to consider and evaluate any such transaction or agreements relating to that transaction, or any actions to be undertaken by QLT relating to such proceeding.

QLT has entered into indemnity agreements with our directors, our President and Chief Executive Officer and all other officers which provide, among other things, that, subject to any requirements that may exist under the BCA or the Articles of QLT, QLT will indemnify such officer or director, under the circumstances and to the extent specified, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as a director or officer of QLT.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

A copy of our 2011 Annual Report on Form 10-K for the fiscal year ended December 31, 2011 is being mailed to all registered and beneficial shareholders of QLT along with this Proxy Statement. The Audited Consolidated Financial Statements of QLT for its most recently completed fiscal year ended December 31, 2011, together with the Auditors’ Report thereon, which are included in our Annual Report for Canadian regulatory purposes, will be presented at the Annual Meeting. Copies of the Audited Consolidated Financial Statements, including management discussion and analysis, are available from our website at www.qltinc.com or upon request directly to QLT to the attention of “QLT Investor Relations,” 887 Great Northern Way, Suite 101, Vancouver, British Columbia, Canada, V5T 4T5 (Phone: 604-707-7000; Fax: 604-707-7001; e-mail: ir@qltinc.com).

Additional information relating to QLT has been filed and is available on SEDAR and EDGAR at www.sedar.com and www.sec.gov.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and beneficial owners of more than 10% of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such executive officers, directors and 10% beneficial owners are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of such reports received by us or written representations from certain reporting persons that no Form 5s were required for such persons, we believe that during fiscal 2011 all Section 16(a) filing requirements applicable to our executive officers, directors and 10% beneficial owners were complied with.

To the knowledge of QLT’s executive officers and the directors, the only persons or companies that beneficially own, control or direct, directly or indirectly, 10% or more of QLT’s common shares are Axial Capital Management, LLC which, as evidenced by public filings, own 8,865,036 common shares, representing approximately 18.1% of the issued and outstanding common shares and NB Public Equity K/S which, as evidenced by public filings, own 7,397,626 common shares, representing approximately 15.1% of the issued and outstanding common shares.

OTHER BUSINESS

The Board is not aware of any other matter that will be presented at the Annual Meeting. If other matters properly come before the Annual Meeting, both the President and Chairman of the Board intend to vote the common shares represented by proxy for which either of them is appointed in accordance with their best judgment on such matters.

The contents and the sending of this Proxy Statement were approved by the Board of Directors on April 16, 2012.

DATED at Vancouver, British Columbia, this 18th day of April, 2012.

BY ORDER OF THE BOARD OF DIRECTORS

Robert L. Butchofsky

President and Chief Executive Officer

APPENDIX ‘A’

AMENDED AND RESTATED QLT 2000 INCENTIVE STOCK PLAN

(attached)

QLT INC.

QLT 2000 INCENTIVE STOCK PLAN

(as amended and restated effective May 24, 2012)

1.	PURPOSE OF THE PLAN

1.1	Purpose of the Plan. The purpose of the Plan is to promote the interests of the Company by:

(a)	attracting and retaining persons of outstanding competence who are or will be important for the growth and success of the Company;

(b)	furnishing Eligible Persons with greater incentive to develop and promote the growth and success of the Company; and

(c)	furthering the identity of interests of Eligible Persons with those of the shareholders of the Company.

The Company believes that these purposes may be accomplished by granting to Eligible Persons from time to time Options and Restricted Stock Units to acquire Common Shares.

2.	DEFINITIONS

2.1	Definitions. In this Plan, unless there is something in the subject matter or context inconsistent therewith:

(a)	“Affiliate” means, with respect to the Company, any corporation, partnership, association, trust or other entity or organization directly or indirectly controlled by, controlling or under common control with the Company, and, for the purposes of this definition, “control” will mean (i) the possession, directly or indirectly, of the power to direct the management or policies of any such entity or to veto any material decision relating to the management or policies of such entity, in each case whether through the ownership of voting securities, by contract or otherwise, or (ii) direct or indirect beneficial ownership of 40% or more of the voting stock or other securities of, or a 40% or greater interest in the income of, such entity, or such other relationship as, in fact constitutes actual control.

(b)	“Award” means an Option or a Restricted Stock Unit award, which may be awarded or granted under the Plan.

(c)	“Award Agreement” means an agreement evidencing an Award, entered into by and between the Company and a Grantee.

(d)	“Board” means the board of directors of the Company as constituted from time to time.

(e)	“Committee” means the Compensation Committee of the Board or such other committee established or designated by the Board as responsible for the administration of this Plan, or the Board, to the extent that the Board administers this Plan as described in Article 5.

(f)	“Common Shares” means the common shares without par value in the capital of the Company as constituted on March 1, 2000, provided that if the rights of any Grantee are subsequently adjusted pursuant to Article 16 hereof, “Common Shares” thereafter means the shares or other securities or property which such Grantee is entitled to purchase or receive subject to his or her Award after giving effect to such adjustment.

(g)	“Company” means QLT Inc. and includes any successor corporation thereto.

(h)	“Consultant” means any individual, corporation or other person engaged to provide ongoing valuable services to the Company or any Affiliate.

(i)	“Eligible Person” means a director, officer, employee or Consultant of the Company or its Affiliates, designated by the Committee as an Eligible Person pursuant to Article 6 hereof.

(j)	“Exchange” means, collectively, the Toronto Stock Exchange, any successor thereto and any other exchange or trading facilities through which the Company’s Common Shares trade or are quoted from time to time.

(k)	“Fair Market Value” means, as of any given date, the value of a Common Share determined as follows:

(i)	If the Common Shares are listed on the Toronto Stock Exchange, its Fair Market Value shall be the last available closing sales price at the time of the grant (on such date or a date prior thereto) for a Common Share as quoted on the Toronto Stock Exchange, as reported in a source as the Committee deems reliable;

(ii)	If the Common Shares are not listed on the Toronto Stock Exchange but are listed on another established stock exchange or national market system, its Fair Market Value shall be the last available closing sales price at the time of the grant (on such date or a date prior thereto) for a Common Share as quoted on such exchange or system, as reported in a source as the Committee deems reliable;

(iii)	If the Common Shares are not listed on an established stock exchange or national market system, but the Common Shares are regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Common Share on such date, the high bid and low asked prices for a Common Share on the last preceding date for which such information exists, as reported in a source as the Committee deems reliable; or

(iv)	If the Common Shares are neither listed on an established stock exchange or a national market system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Committee in good faith.

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(l)	“Grantee” means an Eligible Person who holds an Award under this Plan.

(m)	“Incentive Stock Option” means an Option granted under the Plan that is intended to meet the requirements of Section 422 of the U.S. Code.

(n)	“insider” has the meaning ascribed to it in the Securities Act (British Columbia).

(o)	“Key Person” means the person which may be designated by the Committee as the key person of a Consultant providing ongoing valuable services under a consulting contract with the Company or any Affiliate.

(p)	“Nonqualified Stock Option” means an Option granted to a Grantee that does not qualify as an Incentive Stock Option.

(q)	“Option” means an option entitling the holder thereof to purchase Common Shares as described herein. An Option shall be either a Nonqualified Stock Option or an Incentive Stock Option (provided, however, that Options granted to non-employee directors and Consultants shall be Nonqualified Stock Options) and shall be granted to an Eligible Person pursuant to the terms and conditions hereof and as evidenced by an Award Agreement.

(r)	“Option Exercise Price” means the price per Common Share at which a Grantee may purchase Common Shares pursuant to an Option, provided that if such price is adjusted pursuant to Article 16 hereof, “Option Exercise Price” thereafter means the price per Common Share at which such Grantee may purchase Common Shares pursuant to such Option after giving effect to such adjustment.

(s)	“Plan” means the amended and restated QLT 2000 Incentive Stock Plan, as it may be further amended, modified or restated from time to time pursuant to and in accordance with the provisions hereof.

(t)	“Restricted Stock Unit” means the right to receive Common Shares awarded under Article 12 and shall be granted to an Eligible Person pursuant to the terms and conditions hereof and as evidenced by an Award Agreement.

(u)	“Shareholder” means a holder of Common Shares.

(v)	“Termination of Service” means:

(i)	as to a Consultant, the time when the engagement of a Grantee as a Consultant to the Company or an Affiliate is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate;

(ii)	as to a non-employee director, the time when a Grantee who is a non-employee director ceases to be a director for any reason, including,

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without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Grantee simultaneously commences or remains in employment or service with the Company or any Affiliate; and

(iii)	as to an employee, at the time the Grantee ceases to be an active employee of the Company or any Affiliate for any reason, whether such termination of employment is lawful or otherwise, and specifically does not include any statutory or common law severance period or period of reasonable notice that the Company or any Affiliate may be required to provide to the Grantee under applicable law.

The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to terminations of service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only, if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the U.S. Code and the then applicable regulations and revenue rulings under said Section. For purposes of this Plan, a Grantee’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Grantee ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off). However, no Termination of Service will be deemed to have occurred in the case of sick leave or any other leave of absence approved by the Board, provided that either such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is provided or guaranteed by contract or law.

(w)	“U.S.” or “United States” means the United States of America (including each of the States and the District of Columbia) and its territories and possessions and other areas subject to its jurisdiction.

(x)	“U.S. Code” means the U.S. Internal Revenue Code of 1986, as amended.

(y)	“U.S. Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(z)	“U.S. Securities Act” means the Securities Act of 1933, as amended.

3.	EFFECTIVE DATE OF THE PLAN

3.1            Effective Date of the Plan. The effective date of this Plan, subject to Shareholder approval and approval of the Exchange, is March 1, 2000.

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4.	RESTRICTION ON NUMBER OF COMMON SHARES SUBJECT TO THE PLAN

4.1            Common Shares Subject to the Plan. Awards may be granted in respect of authorized and unissued Common Shares, provided that the aggregate number of Common Shares to be issued under this Plan, subject to adjustment or increase of such number pursuant to the provisions of this Plan, will be 18,800,000; provided, however, that such aggregate number of Common Shares available for issuance under the Plan shall be reduced by 2 Common Shares for each Restricted Stock Unit granted under the Plan and reduced by 1 Common Share for each Option granted under the Plan. The number of Common Shares issued hereunder may be increased or changed by the Board, as approved by the Shareholders, the Exchange, and any relevant regulatory or statutory authority having authority with respect hereto.

4.2            Share Counting Provisions. If any Option under this Plan expires or is cancelled without having been fully exercised, then the number of Common Shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be granted hereunder, subject to the limitations of Section 4.1. To the extent that a Restricted Stock Unit is forfeited or expires, the Common Shares available for issuance under the Plan shall be increased by 2 Common Shares subject to such Restricted Stock Unit that is forfeited or expired. The following Common Shares may not again be made available for issuance as Awards under the Plan: (i) Common Shares not issued by the Company or that are delivered by the Grantee as a result of the net settlement of an outstanding Option, (ii) Common Shares used to pay the Option Exercise Price or withholding taxes related to an Option, or (iii) Common Shares purchased on the open market by the Company with the cash proceeds from the exercise of Options. For the avoidance of doubt, pursuant to Section 13.3 of the Plan, in no event will any Option be net settled and no Common Shares may be delivered by an Optionee in payment of the Option Exercise Price or withholding taxes in connection with the exercise of Options. Furthermore, any shares subject to Awards which are adjusted pursuant to Article 16 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be granted hereunder, subject to the limitations of Section 4.1. Notwithstanding the provisions of this Section 4.2, no Common Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an “incentive stock option” under Section 422 of the U.S. Code.

4.3            No Fractional Shares. No fractional Common Shares may be issued under this Plan and any such fractional shares shall be eliminated by rounding down.

5.	ADMINISTRATION OF THE PLAN

5.1            Administration of Plan. This Plan will be administered by the Committee, provided, however, that the Board may from time to time establish any other committee of the Board consisting of not less than two members of the Board to replace the Committee for the purposes of the administration of this Plan. The members of the Committee will serve at the pleasure of the Board and vacancies occurring in the Committee will be filled by the Board. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 under the U.S. Exchange Act or any successor rule, or Section 162(m) of the U.S. Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

5.2            Committee Governance. The Committee will at all times be composed of not less than two individuals, each of whom are directors of the Company. Further, if and so long as the Common Shares are registered under Section 12(b) or 12(g) of the U.S. Exchange Act, the Board will consider, in selecting the members of the Committee, directors of the Company who are intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the U.S. Exchange Act or any successor rule and an

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“outside director” for purposes of Section 162(m) of the U.S. Code; provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 5.2 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of this Plan with respect to Awards granted to “non-employee directors.”

5.3            Powers of Committee. The Committee is authorized, subject to the provisions of this Plan, to establish from time to time such rules and regulations, make such determinations and to take such steps in connection with this Plan as in the opinion of the Committee are necessary or desirable for the proper administration of this Plan. For greater certainty, without limiting the generality of the foregoing, the Committee will have the power, where consistent with the general purpose and intent of this Plan and subject to the specific provisions of this Plan and any approval of the Exchange, if applicable:

(a)	to interpret and construe this Plan and to determine all questions arising out of this Plan and any Award granted pursuant to this Plan, and any such interpretation, construction or termination made by the Committee will be final, binding and conclusive for all purposes;

(b)	to determine to which Eligible Persons Awards are granted, and to grant, Awards;

(c)	to determine the number of Common Shares underlying each Award;

(d)	to determine the Option Exercise Price for each Option in accordance with the provisions of the Plan;

(e)	to determine the time or times when Awards will be granted, vest and be exercisable and to determine when it is appropriate to accelerate when Awards otherwise subject to vesting may be exercised;

(f)	to determine if the Common Shares that are subject to an Award will be subject to any restrictions upon the exercise or settlement of such Award, as applicable;

(g)	to determine the expiration date for each Option and to extend the period of time for which any Option is to remain exercisable in appropriate circumstances, including, without limitation, in the event of the Grantee’s cessation of service to the Company or any Affiliate or in the event of a prolonged Company-mandated trading restriction period, provided in no event will an Option be exercisable for more than seven years from the date of grant;

(h)	to determine whether, to what extent, and pursuant to what circumstances an Award may be cancelled, forfeited, or surrendered;

(i)	to prescribe the form of the instruments relating to the grant, vesting, exercise, settlement and other terms of Awards;

(j)	to enter into an Award Agreement evidencing each Award which will incorporate such terms as the Committee in its discretion deems consistent with this Plan;

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(k)	to determine, where necessary, the Key Person pursuant to a consulting contract as the person providing the services thereunder;

(l)	to adopt such modifications, procedures, rules, regulations and subplans as may be necessary or desirable to administer this Plan or to comply with the provisions of the laws of Canada, the United States and other countries in which the Company or its Affiliates may operate to assure the viability and maximization of the benefits from the Awards granted to Grantees residing in such countries and to meet the objectives of this Plan; and

(m)	to determine such other matters as provided for herein and to make all other decisions and determinations that may be required pursuant to this Plan or as the Committee deems necessary or advisable to administer this Plan.

5.4           Interpretation of the Plan. Any questions arising as to interpretation of the Plan, any Award or any Award Agreement will be determined by the Committee and such determination will be final, conclusive and binding on all parties.

6.	ELIGIBILITY

6.1            Eligibility. The Committee may, subject to the provisions of this Plan, grant Awards to any Eligible Person who is or will be, in the opinion of the Committee, important for the growth and success of the Company and whose participation in this Plan will, in the opinion of the Committee, accomplish the purposes of this Plan.

7.	GRANT OF OPTIONS

7.1            Grant of Options. Options may be granted pursuant to the terms of the Plan from time to time by the Company acting through the Committee or the Board. The date on which any Option will be deemed to have been granted will be the date on which the Committee or the Board, as applicable, determinatively authorizes the grant of such Option or such later date as may be determined by the Committee or the Board, as applicable, at the time that the grant of such Option is authorized.

7.2            Option Agreement. Each Option granted pursuant to this Plan will be evidenced by an Award Agreement executed on behalf of the Company by any officer of the Company, and each Award Agreement will incorporate such terms and conditions as the Committee in its discretion deems consistent with the terms of this Plan. The Committee may, with the written consent of the Grantee, amend any Award Agreement to the extent that the Committee, acting in its discretion, deems consistent with the terms of this Plan.

7.3            Number of Common Shares. The number of Common Shares for which any Option may be granted will be determined by the Committee. The number of Common Shares which may be purchased on the exercise of any Option will be subject to adjustment pursuant to Article 16 hereof.

7.4            Maximum Grant - Generally. Notwithstanding any provision in the Plan to the contrary, and subject to Article 16 hereof, the maximum aggregate number of Common Shares with respect to one or more Options that may be granted to any one Eligible Person during any calendar year shall be 2 million Common Shares.

7.5            Option Exercise Price. The Option Exercise Price for each Option will be determined by the Committee, but will in no event be less than Fair Market Value on the date of grant, which grant will occur after the close of the Exchange on such date. The Option Exercise Price determined for any Option will be subject to adjustment pursuant to Article 16 hereof.

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7.6	Option Vesting.

(a)	The period during which the right to exercise, in whole or in part, an Option vests in the Grantee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, or any other criteria selected by the Committee. At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b)	No portion of an Option which is unexercisable at a Grantee’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

8.	TERM OF OPTIONS

8.1            Term of Options. Each Option granted pursuant to this Plan will, subject to early termination in accordance with Article 10 hereof and subject to the provisions of this Plan, expire automatically on the earlier of (i) the date on which such Option is exercised in respect of all of the Common Shares that may be purchased thereunder, and (ii) the date fixed by the Committee as the expiry date of such Option, which date will not be more than seven years from the date of grant. The Committee shall determine the time period, including the time period following a Termination of Service, during which the Grantee has the right to exercise the vested Options, which time period may not extend beyond the original expiry date. Except as limited by the requirements of applicable law, including Section 409A or Section 422 of the U.S. Code and regulations and rulings thereunder, the Committee may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Grantee, and may amend any other term or condition of such Option relating to such a Termination of Service. In circumstances where the end of the term of an Option falls within, or within two business days after the end of, a “black out” or similar period imposed under any insider trading policy or similar policy of the Company (but not, for greater certainty, a restrictive period resulting from the Company or its insiders being the subject of a cease trade order of a securities regulatory authority), the end of the term of such Option shall be the tenth business day after the earlier of the end of such black out period or, provided the black out period has ended, the expiry date.

9.	INCENTIVE STOCK OPTION PROVISIONS

To the extent required by Section 422 of the U.S. Code, Incentive Stock Options will be subject to the following additional terms and conditions:

9.1           Eligible Employees. Only individuals who are employees of the Company or one of its subsidiary corporations (as defined in Section 424(f) of the U.S. Code) may be granted Incentive Stock Options.

9.2           Dollar Limitation. To the extent the aggregate Fair Market Value (determined as at the grant date of an Option) of Common Shares with respect to which Incentive Stock Options are exercisable

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for the first time during any calendar year (under this Plan and all other incentive equity plans of the Company and any parent or subsidiary corporation thereof (as defined in Sections 424(e) and (f) of the U.S. Code)) exceeds US$100,000, such portion in excess of US$100,000 will be treated as a Nonqualified Stock Option. In the event a Grantee holds two or more Options that become exercisable for the first time in the same calendar year, this limitation will be applied on the basis of the order in which the Options were granted.

9.3           More than 10% Shareholders. If an individual owns more than 10% of the total voting power of all classes of the Company’s securities (as determined in accordance with Section 422 of the U.S. Code), then the Option Exercise Price for each Incentive Stock Option will not be less than 110% of the Fair Market Value on the grant date of an Option and the term of the Option will not exceed five years. The determination of more than 10% ownership will be made in accordance with Section 422 of the U.S. Code.

9.4           Exercisability. An Option designated as an Incentive Stock Option will cease to qualify for favourable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option):

(a)	more than three months after termination of employment for reasons other than death or disability (as defined for purposes of Section 422 of the U.S. Code);

(b)	more than one year after termination of employment by reason of disability (as defined for purposes of Section 422 of the U.S. Code); or

(c)	more than three months after the Grantee has been on a leave of absence for 90 days, unless the Grantee’s reemployment rights are guaranteed by statute or contract.

9.5           Transferability. Incentive Stock Options may not be transferred by a Grantee other than by will or the laws of descent and distribution and, during the Grantee’s lifetime, are exercisable only by the Grantee.

9.6           Taxation of Incentive Stock Options. In order to obtain certain U.S. federal tax benefits afforded to incentive stock options under Section 422 of the U.S. Code, the Grantee must hold the Common Shares issued upon the exercise of an Incentive Stock Option for two years after the grant date of the Option and one year from the date of exercise. A Grantee may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Grantee will give the Company prompt notice of any disposition of Common Shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

9.7           Conflict. In the case of any conflict between the terms of this Article 9 and the terms of any other provision of this Plan with respect to the granting of Incentive Stock Options, this Article will govern.

10.	EARLY TERMINATION OF OPTIONS

10.1          Generally. Each Option will terminate on the 90th day (effective following the close of trading on the Exchange, if such day is a trading day) after the date of a Grantee’s Termination of Service, subject to the provisions of this Plan and subject to the terms of the applicable Award Agreement as will have been determined by the Committee.

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10.2          Exception. A change in the office, position or duties of a Grantee from the office, position or duties held by such Grantee on the date on which the Option was granted to such Grantee will not result in the termination of the Option granted to such Grantee provided that such Grantee remains a director, officer, employee or Consultant of the Company or any Affiliate.

11.	EXERCISE OF OPTIONS

11.1          Exercise of Options. Subject to the terms and conditions of this Plan, each Option may from time to time be exercised with respect to all or any of the Common Shares underlying such Option at any time on or after the later of (i) the date of the grant of such Option, or (ii) such other date as the Committee may in its discretion determine at the time of the grant of such Option, which date will be set forth in the applicable Award Agreement. Each Option may be exercised by giving written notice of exercise signed by the Grantee and dated the date of exercise, and not postdated, stating that the Grantee elects to exercise his or her rights to purchase Common Shares under such Option and specifying the number of Common Shares in respect of which such Option is being exercised and the exercise price to be paid therefore. Such notice shall include representations and documents as the Committee, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the U.S. Securities Act and any other federal, state, provincial or foreign securities laws or regulations. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. In the event that the Option shall be exercised pursuant to Section 13.5 hereof by any person or persons other than the Grantee, such notice shall include appropriate proof of the right of such person or persons to exercise the Option. Such notice will be delivered to the Company at its principal office at 887 Great Northern Way, Vancouver, Suite 101, British Columbia, Canada, V5T 4T5 (or at such other address as the principal office of the Company may be located at the time of exercise) addressed to the attention of the secretary or assistant secretary of the Company and be accompanied by full payment (payable at par in Vancouver, British Columbia) of the exercise price. As soon as practicable after any exercise of an Option, a certificate or certificates representing the Common Shares in respect of which such Option is exercised will be delivered by the Company to the Grantee.

12.	AWARD OF RESTRICTED STOCK UNITS

12.1          Grant of Restricted Stock Units. The Committee is authorized to grant Awards of Restricted Stock Units to any Eligible Person selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee.

12.2          Restricted Stock Unit Agreement. Each Restricted Stock Unit granted pursuant to this Plan will be evidenced by an Award Agreement executed on behalf of the Company by any officer of the Company, and each Award Agreement will incorporate such terms and conditions as the Committee in its discretion deems consistent with the terms of this Plan. The Committee may, with the written consent of the Grantee, amend any Award Agreement to the extent that the Committee, acting in its discretion, deems consistent with the terms of this Plan.

12.3          Vesting of Restricted Stock Units. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Grantee’s duration of service to the Company or any Affiliate, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Committee.

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12.4          Settlement. At the time of grant, the Committee shall specify the settlement date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Grantee (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Committee, set forth in any applicable Award Agreement, and subject to compliance with Section 409A of the U.S. Code, in no event shall the settlement date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of the calendar year in which the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the Restricted Stock Unit vests. On the settlement date, the Company shall transfer to the Grantee one unrestricted, fully transferable Common Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

12.5          No Rights as a Shareholder. Unless otherwise determined by the Committee, a Grantee who is awarded Restricted Stock Units shall possess no incidents of ownership with respect to the Common Shares represented by such Restricted Stock Units, unless and until the same are transferred to the Grantee pursuant to the terms of this Plan and the Award Agreement.

12.6          Dividends. Subject to Section 12.5 hereof, the Committee may, in its sole discretion, provide that dividends shall be earned by a Grantee of Restricted Stock Units based on dividends declared on the Common Shares, to be credited as of dividend payment dates during the period between the date an Award of Restricted Stock Units is granted to a Grantee and the settlement date of such Award.

13.	ADDITIONAL TERMS OF AWARDS

13.1          Payment. The Committee shall determine the methods by which payments (payable at par in Vancouver, British Columbia) by any Grantee with respect to any Award granted under the Plan shall be made, including, without limitation (subject to all applicable laws):

(a)	cash, bank draft or certified cheque;

(b)	if and so long as the Common Shares are listed on an Exchange, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm (as may be designated by the Company) to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option Exercise Price and any withholding tax obligations that may arise in connection with the Award, and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of any relevant regulatory authorities;

(c)	such other consideration as the Committee may permit consistent with applicable laws.

The Committee shall also determine the methods by which Common Shares shall be delivered or deemed to be delivered to Grantees. Notwithstanding any other provision of the Plan to the contrary, no Grantee who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the U.S. Exchange Act shall be permitted to make payment with respect to any Restricted Stock Units granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the U.S. Exchange Act.

13.2          Withholding Tax. The Grantee will be solely responsible for paying any applicable withholding taxes arising from the grant, vesting, settlement or exercise of any Award and any payment is

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to be in a manner satisfactory to the Company. Notwithstanding the foregoing, the Company will have the right to withhold from any amount payable to a Grantee, either under the Plan or otherwise, such amount as may be necessary to enable the Company to comply with the applicable requirements of any federal, provincial, state, local or foreign law, or any administrative policy of any applicable tax authority, relating to the withholding of tax or any other required deductions with respect to awards hereunder (“Withholding Obligations”). The Company may require a Grantee, as a condition to the exercise or settlement of an Award to make such arrangements as the Company may require so that the Company can satisfy applicable Withholding Obligations, including, without limitation, requiring the Grantee to (i) remit the amount of any such Withholding Obligations to the Company in advance; (ii) reimburse the Company for any such Withholding Obligations; or (iii) pursuant to a transaction as contemplated in Section 13.1(b) of the Plan, cause such broker to withhold from the proceeds realized from such transaction the amount required to satisfy any such Withholding Obligations and to remit such amount directly to the Company.

13.3           Payment. The Option Exercise Price of an Option or any Withholding Obligations may not be satisfied by delivery of any securities of the Company owned by a Grantee. All such payments must be made by cash, cheque or other legal tender.

13.4           Conditions.

(a)	Notwithstanding any of the provisions contained in this Plan or in any Award, the Company’s obligation to issue Common Shares to a Grantee pursuant to the exercise of an Award will be subject to:

(i)	completion of such registration or other qualification of such Common Shares or obtaining approval of such governmental authority as the Company will determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

(ii)	the admission of such Common Shares to listing or quotation on the Exchange; and

(iii)	the receipt from the Grantee of such representations, agreements and undertakings, including as to future dealings in such Common Shares, as the Company or its counsel determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.

(b)	All Common Share certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, provincial, local or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Common Shares are listed, quoted, or traded. The Committee may place legends on any Common Share certificate or book entry to reference restrictions applicable to the Common Shares.

(c)	The Committee shall have the right to require any Grantee to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Committee.

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13.5          Non-Transferability of Awards. Subject to the provisions of this Plan, no Award may be transferred or assigned except by will or by operation of the laws of devolution or distribution and descent or pursuant to a qualified domestic relations order, as defined by the U.S. Code and may be exercised only by an individual Grantee during his or her lifetime and by a corporate Grantee during the term of its existence.

14.	NOTICE TO COMMISSIONS AND EXCHANGES

14.1          Notice to Commissions and Exchanges. The Company will give notice to all applicable securities commissions and other regulatory bodies in Canada and the United States and all applicable stock exchanges and other trading facilities upon which the Common Shares are listed or traded from time to time, as may be required, of its adoption of this Plan and of its entering into Award Agreements with Eligible Persons and the terms and conditions for the purchase of Common Shares under such Award Agreements, and will use all reasonable efforts to obtain any requisite approvals as may be required from such bodies, exchanges and trading facilities.

15.	SUSPENSION, AMENDMENT OR TERMINATION

15.1          Suspension, Amendment or Termination. This Plan will terminate on March 1, 2022 or on such earlier date as the Committee may determine. The Committee will have the right at any time to suspend or terminate this Plan in any manner, including without limitation, to reflect any requirements of applicable regulatory bodies or stock exchanges, and on behalf of the Company to enter into amendments to any Award Agreement and to amend this Plan without notice to the Shareholders and without further Shareholder approval in such manner as the Committee, in its sole discretion, determines appropriate, including, without limitation, to amend this Plan or enter into amendments to any Award Agreement:

(a)	to reflect any requirements of applicable regulatory bodies or stock exchanges;

(b)	for the purposes of making formal minor or technical modifications to any of the provisions of this Plan;

(c)	to correct any ambiguity, defective provisions, error or omission in the provisions of this Plan;

(d)	to change any vesting provisions of Awards;

(e)	to change the termination provisions of the Awards or this Plan;

(f)	to change the persons who qualify as Eligible Persons under this Plan;

(g)	to change the exercise or settlement terms of the Awards, except as otherwise restricted in this Section 15.1;

(h)	to add a cashless exercise feature to this Plan; and

(i)	to add or change provisions relating to any form of financial assistance provided by the Company to Eligible Persons that would facilitate the purchase of securities under this Plan, to the extent permitted under applicable laws,

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but will not have the right, without notice to the Shareholders and without further Shareholder approval, to amend this Plan in any other manner, including, but not limited to:

(j)	increasing the number of Common Shares reserved for issuance pursuant to the exercise or settlement of Awards issued under this Plan;

(k)	extending the term of any Option beyond the original expiry date;

(l)	amending the terms of outstanding Options to reduce the Option Exercise Price at which Common Shares may be acquired (subject to any necessary adjustment pursuant to Article 16 hereof);

(m)	cancelling any Option granted under this Plan in exchange for cash or another Award having an exercise price that is less than the Option Exercise Price of the original Option (subject to any necessary adjustment pursuant to Article 16 hereof);

(n)	permitting the transfer or assignment of any issued Awards in any manner other than as described in Section 13.5 hereof;

(o)	granting any Award under this Plan if this Plan has been suspended or has been terminated; and

(p)	making any further amendments to this Article 15,

and will not have the right, without the consent of the applicable Grantee, to:

(q)	increase the Option Exercise Price at which Common Shares may be purchased pursuant to any Option granted under this Plan (subject to any necessary adjustment pursuant to Article 16 hereof);

(r)	affect in a manner that is adverse or prejudicial to, or that impairs, the benefits and/or rights of any Grantee under any Award previously granted under this Plan; and

(s)	decrease the number of Common Shares which may be issued pursuant to any Award granted under this Plan (subject to any necessary adjustment pursuant to Article 16 hereof).

15.2          Powers of the Committee Survive Termination. The full powers of the Committee as provided for in this Plan will survive the termination of this Plan until all Awards granted under this Plan have been exercised in full or have otherwise expired.

16.	ADJUSTMENTS

16.1          Adjustments. Appropriate adjustments in the number of Common Shares subject to this Plan, as regards Awards granted or to be granted, in the number of Common Shares awarded and any applicable Option Exercise Price will be conclusively determined by the Committee to give effect to adjustments in the number of Common Shares resulting from subdivisions, consolidations, substitutions, or reclassifications of the Common Shares, the payment of stock dividends by the Company (other than dividends in the ordinary course) or other relevant changes in the capital of the Company or from a proposed merger, amalgamation or other corporate arrangement or reorganization involving the exchange or replacement of Common Shares of the Company for those in another corporation. Any dispute that arises at any time with respect to any such adjustment will be conclusively determined by the Committee, and any such determination will be binding on the Company, the Grantee and all other affected parties.

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16.2          Further Adjustments. Subject to Section 16.1, if, because of a merger, amalgamation or other corporate arrangement or reorganization, the exchange or replacement of Common Shares of the Company for those in another corporation is imminent, the Board may, in a fair and equitable manner, determine the manner in which all unexercised or unvested Awards granted under this Plan will be treated including, without limitation, requiring the acceleration of the time for the exercise and/or vesting of such rights by the Grantee and of the time for the fulfilment of any conditions or restrictions on such exercise or vesting. Any adjustment pursuant to this Section 0 shall become effective immediately prior to consummation of such merger, amalgamation or other corporate arrangement or reorganization. All determinations of the Committee under this Section will be final, binding and conclusive for all purposes subject to the approval of the Exchange, if applicable.

16.3          Limitations. The grant of Awards under this Plan will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, amalgamate, reorganize, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets or engage in any like transaction.

16.4          No Fractional Shares. No adjustment or substitution provided for in this Article 16 will require the Company to issue a fractional share in respect of any Award and the total substitution or adjustment with respect to each Award will be limited accordingly.

17.	SHAREHOLDER AND REGULATORY APPROVAL

17.1          Shareholder and Regulatory Approval. This Plan will be subject to the requisite approval of the Shareholders to be given by a resolution passed at a meeting of the Shareholders, if required, and to acceptance by the Exchange and any other regulatory authorities having jurisdiction. Any Awards granted prior to such approval and acceptance will be conditional upon such approval and acceptance being given and no such Awards may be exercised or settled unless and until such approval and acceptance is given.

18.	GENERAL

18.1          Rights of Grantees. Notwithstanding anything in this Plan to the contrary, the Grantee will not have any rights as a Shareholder with respect to any of the Common Shares underlying such Award until such Grantee becomes the record owner of such Common Shares.

18.2          No Effect on Employment. Nothing in this Plan or any Award will confer upon any Grantee any right to continue in the employ of or under contract with the Company or any Affiliate or affect in any way the right of the Company or any such Affiliate to terminate his or her employment at any time or terminate his or her consulting contract; nor will anything in this Plan or any Award be deemed or construed to constitute an agreement, or an expression of intent, on the part of the Company or any such Affiliate to extend the employment of any Grantee beyond the time that he or she would normally be retired pursuant to the provisions of any present or future retirement plan of the Company or any Affiliate or any present or future retirement policy of the Company or any Affiliate, or beyond the time at which he or she would otherwise be retired pursuant to the provisions of any contract of employment with the Company or any Affiliate.

18.3          No Fettering of Directors’ Discretion. Nothing contained in this Plan will restrict or limit or be deemed to restrict or limit the right or power of the Board and the Committee in connection with any allotment and issuance of Common Shares which are not allotted and issued under this Plan including, without limitation, with respect to other compensation arrangements.

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18.4          Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of Common Shares hereunder are subject to compliance with all applicable federal, state, provincial, local and foreign laws, rules and regulations (including but not limited to state, provincial, federal and foreign securities law and margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, this Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

18.5          Section 409A. To the extent that the Committee determines that any Award granted under this Plan is subject to Section 409A of the U.S. Code (“Section 409A”), including, without limitation, a Nonqualified Stock Option which is subject to Section 409A and does not satisfy the exemption requirements set forth in Treasury Regulation Section 1.409A-1(b)(5), the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. To the extent applicable, this Plan and Award Agreements shall be interpreted in accordance with Section 409A and U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of this Plan. Notwithstanding any provision of this Plan to the contrary, in the event that following the effective date of this Plan, the Committee determines that any Award may be subject to Section 409A and related U.S. Department of Treasury guidance (including such U.S. Department of Treasury guidance as may be issued after the effective date of this Plan), the Committee may adopt such amendments to this Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A and related U.S. Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

18.6          No Rights to Awards. No Eligible Person or other person shall have any claim to be granted any Award pursuant to this Plan, and neither the Company nor the Committee is obligated to treat Eligible Persons, Grantees or any other persons uniformly.

18.7          Interpretation. References herein to any gender include all genders and to the plural includes the singular and vice versa. The division of this Plan into Sections and Articles and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Plan.

19.	REFERENCE

19.1          Reference. This Plan may be referred to as the “QLT 2000 Incentive Stock Plan.”

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9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class	COMMON

Holder Account Number
C1234567890	X X X
– . – Fold

Form of Proxy - Annual Meeting to be held on May 24, 2012

This Form of Proxy is solicited by and on behalf of Management of QLT Inc. for use at the Annual Meeting on May 24, 2012 or any adjournment or postponement of the Annual Meeting.

Notes to proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 am (Pacific Time)/ 1:00 pm (Eastern Time) on Tuesday, May 22, 2012. The Chairman of the Annual Meeting may determine, in his sole discretion to accept or reject an Instrument of Proxy that is delivered in person to the Chairman at the Annual Meeting as to any matter in respect of which a vote has not already been cast.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone	• Go to the following web site:
telephone.	www.investorvote.com

1-866-732-VOTE (8683) Toll Free

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy.

Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER      123456789012345

00VWFB	CPUQC01.E.INT/000001/i1234

Appointment of Proxyholder
The undersigned shareholder (“Registered Shareholder”) of QLT Inc.		Print the name of the person you are
hereby appoints: Mr. Robert Butchofsky, the President and Chief Executive	OR	appointing if this person is someone
Officer of the Corporation, or failing him, Mr. C. Boyd Clarke, the Chairman		other than the Management Nominees
of the Board of Directors of the Corporation,		listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following directions (or if no directions have been given, “FOR” items 1, 2, 3 and 4) and in their discretion on all other matters that may properly come before the Annual Meeting of shareholders of QLT Inc. to be held at 887 Great Northern Way, Vancouver, British Columbia, on Thursday, May 24, 2012 at 10:00 AM (Pacific Time) and at any adjournment or postponement thereof.

1. Election of Directors
	For	Withhold		For	Withhold			For	Withhold

01. Butchofsky, Robert L.	☐	☐	02. Carter, Bruce L.A.	☐	☐	03. Clarke, C. Boyd		☐	☐
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04. Falberg, Kathryn E.	☐	☐	05. Massey, Ian J.	☐	☐	06. Milne, George M., Jr.		☐	☐

07. Turner, Joseph L.	☐	☐

								For	Withhold

2. Appointment of Auditors
To approve the appointment of Deloitte & Touche LLP as independent auditors of the Corporation for the ensuing year and to authorize the Directors to fix the remuneration to be paid to the auditors.								☐	☐

							For	Against	Withhold

3. Advisory Vote on the Compensation of the Named Executive Officers
To approve, on an advisory basis, the compensation of the Corporation’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Corporation’s Proxy Statement dated April 18, 2012.							☐	☐	☐

							For	Against	Withhold
– . – Fold

4. QLT 2000 Incentive Stock Plan
To approve the amended and restated QLT 2000 Incentive Stock Plan pursuant to the shareholder resolution under “Proposal No.4 - Approval of the Amended and Restated Incentive Stock Plan” in the Corporation’s Proxy Statement dated April 18, 2012.							☐	☐	☐

Authorized Signature(s) - This section must be completed for your	Signature(s)	Date
instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐	Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.